REFERENCE MATRICES   |   SECURITIES AND REQUIRED INFORMATION
MATRIX
STATE STREET   |   INVESTMENT MANAGER GUIDE  163

Securities and Required Information Matrix



REFERENCE MATRICES   |   SECURITIES AND REQUIRED INFORMATION
MATRIX

M
a
r
k
e
t
S
u
b
c
u
s
t
o
d
i
a
n
D
e
p
o
s
i
t
o
r
y
Other
Information
B
a
h
r
a
i
n
H
S
B
C

B
a
n
k

M
i
d
d
l
e

E
a
s
t
,
C
u
s
t
o
d
y

a
n
d

C
l
e
a
r
i
n
g

D
e
p
t
..
1
s
t

F
l
o
o
r
,

B
l
d
g

#

2
5
0
5

R
o
a
d

#

2
8
3
2
,

A
l

S
e
e
f

4
2
8
,

K
i
n
g
d
o
m

o
f

B
a
h
r
a
i
n
B
I
C
:

B
B
M
E
B
H
B
X
X
X
X
E
:

C
l
e
a
r
i
n
g
,

S
e
t
t
l
e
m
e
n
t
,

D
e
p
o
s
i
t
o
r
y

a
n
d

R
e
g
i
s
t
r
y

S
y
s
t
e
m

(
C
D
S
)

o
f

t
h
e

B
a
h
r
a
i
n

B
o
u
r
s
e
Required:
*	Docume
ntation
must be
provided
prior to
investme
nt.
*	Pre-
Advice:
In order
to sell
shares
registere
d in the
CDS,
shares
must be
transferr
ed from
the
client's
CDS
account
to its
trading
account
under
the
broker.
Clients
must
pre-
advise
State
Street to
execute
the
transfer
on T-1.
For sale
orders
submitte
d for
executio
n on
Sunday
and
Monday,
State
Street
must
receive
the pre-
advice
by the
precedin
g Friday
by 11:00
ET.
*	The
workwee
k for
trading
and
settleme
nt is
Sunday
through
Thursda
y.
*	Investor
s
executin
g foreign
exchang
e
through
State
Street
Global
Markets
that are
schedule
d to
settle on
Sunday
to cover
security
settleme
nt
obligatio
ns must
ensure
FX
requests
typically
commun
icated to
custody
units are
sent as
soon as
possible
on TD to
ensure
local
currency
funding
is in
place by
Thursda
y local
time.
*	Investor
s
executin
g FXs
through
the
subcusto
dian
schedule
d to
settle on
Sunday
to cover
settleme
nt
obligatio
ns must
ensure
funding
of the
offsettin
g
currency
occurs
on
Friday.
B
a
n
g
l
a
d
e
s
h
S
t
a
n
d
a
r
d

C
h
a
r
t
e
r
e
d

B
a
n
k
S
i
l
v
e
r

T
o
w
e
r
,

L
e
v
e
l

7

5
2

S
o
u
t
h

G
u
l
s
h
a
n

C
o
m
m
e
r
c
i
a
l

A
r
e
a

G
u
l
s
h
a
n

1
,

D
h
a
k
a
1
2
1
2
B
a
n
g
l
a
d
e
s
h
B
I
C
:

S
C
B
L
B
D
D
X
X
X
X
E
/
D
:

C
e
n
t
r
a
l

D
e
p
o
s
i
t
o
r
y

B
a
n
g
l
a
d
e
s
h

L
i
m
i
t
e
d

G
o
v
t
..

D
:

B
a
n
g
l
a
d
e
s
h

B
a
n
k
Required:
*	Docume
ntation
must be
provided
prior to
investme
nt.
*	BICs for
95P::PS
ET:
*	XD
HA
BD
D1
-
Set
tle
me
nt
for
eq
uiti
es
an
d
cor
por
ate
bo
nd
s
*	BB
H
OB
DD
H
-
Set
tle
me
nt
for
go
ver
nm
ent
bo
nd
s
*	Investors
executin
g FXs
through
the
subcusto
dian
schedule
d to
settle on
Sunday
to cover
settleme
nt
obligatio
ns must
ensure
funding
of the
offsetting
currency
occurs
on
Friday.
Market
regulatio
ns
require
the
entire
amount
of
foreign
currency
to be
converte
d to BDT
before
the
excess
funds
can be
repatriat
ed. State
Street's
subcusto
dian will
execute
the
conversi
on of
any
excess
funds
back to
foreign
currency
at the
same
rate as
the
purchas
e of
BDT.
B
e
l
g
i
u
m
D
e
u
t
s
c
h
e

B
a
n
k

A
G
,

N
e
t
h
e
r
l
a
n
d
s
(
o
p
e
r
a
t
i
n
g

t
h
r
o
u
g
h

t
h
e

A
m
s
t
e
r
d
a
m

b
r
a
n
c
h

w
i
t
h

s
u
p
p
o
r
t

f
r
o
m

i
t
s

B
r
u
s
s
e
l
s

b
r
a
n
c
h
)

I
n
v
e
s
t
o
r

S
e
r
v
i
c
e
s
D
e

E
n
t
r
e
e
s

9
9
-
1
9
7
1
1
0
1

H
E

A
m
s
t
e
r
d
a
m
,

T
h
e

N
e
t
h
e
r
l
a
n
d
s
B
I
C
:

D
E
U
T
N
L
2
A
X
X
X
E
/
D
:

E
u
r
o
c
l
e
a
r

B
e
l
g
i
u
m

P
a
r
t
i
c
i
p
a
n
t

N
u
m
b
e
r

a
t
D
e
p
o
s
i
t
o
r
y
:

2
9
2
2
3
G
o
v
t
..

S
T
/
D
:

B
a
n
q
u
e

N
a
t
i
o
n
a
l
e

d
e

B
e
l
g
i
q
u
e

(
B
N
B
)

B
I
C
:

D
E
U
T
N
L
2
A
X
X
X
Required:
*	State
Street's
clients'
counterp
arties
must
use
Deutsch
e Bank
AG's 11-
digit
bank
identifier
code
(BIC)
(DEUTN
L2AXXX
) in field
95P::DE
AG/REA
G
*	For
internal
delivery
and
receipt
settleme
nt
instructio
ns within
Deutsch
e Bank,
clients
must
quote
the
beneficia
ry
account
number.
B
e
n
i
n
S
t
a
n
d
a
r
d

C
h
a
r
t
e
r
e
d

B
a
n
k
C
o
t
e

d
'
I
v
o
i
r
e

2
3
,

B
l
d

d
e

l
a

R
e
p
u
b
l
i
q
u
e
1
7

B
P

1
1
4
1

A
b
i
d
j
a
n
1
7
C
o
t
e

d
'
I
v
o
i
r
e
B
I
C
:

S
C
B
L
C
I
A
B
S
S
U
E
/
D
:

D
e
p
o
s
i
t
a
i
r
e

C
e
n
t
r
a
l
e

-

B
a
n
q
u
e

d
e

R
e
g
l
e
m
e
n
t
State Street
has arranged
facilities to
service only
West African
Nations'
securities that
are listed on
the BRVM.
All securities
and cash
transactions
processed
through the
BRVM for
State Street
clients will
clear through
our
subcustodian
bank in the
Ivory Coast.
Local
physical
certificates
are available
in the
individual
markets, but
are
negotiated,
processed,
and safekept
outside of the
services
arranged for
these
markets.
State Street
has arranged
facilities to
service only
the securities
issued in
these
markets that
are listed on
the BRVM.
Required:
*	Pre-
funding
is
required
by SD-
1, 16:00
local
time.

Information Classification: Limited Access

**Unpublished valid BIC in accordance with S.W.I.F.T. guidelines.
For Securities and Cash deadlines, please refer to the Securities
Deadline Summary Matrix and the Cash Delivery Instruction Matrix, found in the beginning of this Reference Matrices chapter.

S
T
A
T
E

S
T
R
E
E
T

|

I
N
V
E
S
T
M
E
N
T

M
A
N
A
G
E
R

G
U
I
D
E

1
6
4



REFERENCE MATRICES   |   SECURITIES AND REQUIRED INFORMATION
MATRIX

M
a
r
k
e
t
S
u
b
c
u
s
t
o
d
i
a
n
D
e
p
o
s
i
t
o
r
y
Other
Information
B
e
r
m
u
d
a
H
S
B
C

B
a
n
k

B
e
r
m
u
d
a

L
i
m
i
t
e
d

6

F
r
o
n
t

S
t
r
e
e
t

H
a
m
i
l
t
o
n

H
M
0
6
,

B
e
r
m
u
d
a
A
t
t
n
:

D
a
i
l
y

C
o
n
t
a
c
t

B
I
C
:

B
B
D
A
B
M
H
M
X
X
X
E
/
D
:

B
e
r
m
u
d
a

S
e
c
u
r
i
t
i
e
s

D
e
p
o
s
i
t
o
r
y
*	For FX
transacti
ons
execute
d with
HSBC
Bank
Bermud
a
Limited,
include
in 11A
Seq B
FXIS/U
SD for
sells or
FXIB/U
SD for
buys, in
the
S.W.I.F.
T./ISITC
(ISO
15022)
trade
instructi
on or
the hard
copy of
the
trade.
*	Pre-
funding
is
required
when
purchasi
ng local
currency
..
F
e
d
e
r
a
t
i
o
n

o
f

B
o
s
n
i
a

a
n
d

H
e
r
z
e
g
o
v
i
n
a
U
n
i
C
r
e
d
i
t

B
a
n
k

d
..
d

Z
e
l
e
n
i
h

b
e
r
e
t
k
i

2
4
7
1

0
0
0

S
a
r
a
j
e
v
o
,

B
o
s
n
i
a
B
I
C
:

U
N
C
R
B
A
2
2
X
X
X
E
/
D
:

T
h
e

R
e
g
i
s
t
r
y

o
f

S
e
c
u
r
i
t
i
e
s

o
f

t
h
e

F
e
d
e
r
a
t
i
o
n

o
f

B
o
s
n
i
a

a
n
d

H
e
r
z
e
g
o
v
i
n
a

B
o
t
s
w
a
n
a
S
t
a
n
d
a
r
d

C
h
a
r
t
e
r
e
d

B
a
n
k

B
o
t
s
w
a
n
a

L
i
m
i
t
e
d
4
t
h

F
l
o
o
r
,
S
t
a
n
d
a
r
d

C
h
a
r
t
e
r
e
d

H
o
u
s
e
Q
u
e
e
n
s

R
o
a
d

T
h
e

M
a
l
l
G
a
b
o
r
o
n
e
,

B
o
t
s
w
a
n
a
B
I
C
:

S
C
H
B
B
W
G
X
X
X
X
E
/
C
o
r
p

D
e
b
t
:

C
e
n
t
r
a
l

S
e
c
u
r
i
t
i
e
s

D
e
p
o
s
i
t
o
r
y

C
o
m
p
a
n
y

o
f

B
o
t
s
w
a
n
a

L
t
d
..
G
o
v
t
..

D
:

B
a
n
k

o
f

B
o
t
s
w
a
n
a

B
r
a
z
i
l
C
i
t
i
b
a
n
k

N
..
A
..

-

S
a
o

P
a
u
l
o

B
r
a
n
c
h

A
V

P
a
u
l
i
s
t
a
,

1
1
1
1
S
a
o

P
a
u
l
o
,

S
P

0
1
3
1
1
-

9
2
0

B
r
a
z
i
l
B
I
C

C
I
T
I
U
S
3
3
B
R
R
*
*
E
q
u
i
t
i
e
s

a
n
d

c
o
r
p
o
r
a
t
e

d
e
b
t
:

B
r
a
s
i
l
,

B
o
l
s
a
,

B
a
l
c
a
o

(
B
3
)
G
o
v
t
:

S
i
s
t
e
m
a

E
s
p
e
c
i
a
l

d
e

L
i
q
u
i
d
a
c
a
o

e

d
e

C
u
s
t
o
d
i
a

(
S
E
L
I
C
)
Required:
*	Docume
ntation
must be
provided
prior to
investm
ent.
*	Equities
Deposit
ory (B3)
Code
identifyi
ng
investor'
s
account.
*	Local
Regulat
or Code
(CVM)
identifyi
ng
investor'
s
account.
*	Local
Tax
Code
(CNPJ)
not
required
for
trading
but
needed
for
repatriati
on
purpose
s.
Cash
Instruction
Requirement
s:
*	All
indirect
FX
requests
that are
sent
indepen
dently
from a
corresp
onding
security
trade
must
provide
clear
direction
to settle
in either
of the
two
account
s:
*	"E
qu
iti
es
Ac
co
un
t"
or
*	"Ot
her
Ins
tru
me
nts
Ac
co
unt
"
*	Instructi
ons
lacking
the
above
direction
may be
subject
to
rejection
or result
in
processi
ng
delays.
*	All other
cash
instructi
ons sent
via
MT202/
210 or
other
means
of
commu
nication
must
indicate
which
account
BRL will
be paid
out/recei
ved into,
i.e.,
Equities
account
(formerl
y CPMF
exempt
account)
or Other
Instrum
ents
account
(formerl
y CPMF
non-
exempt
account)
..
*	Clients
and
investm
ent
manage
rs must
provide
instructi
ons in
accorda
nce with
the
above
procedu
res for
both
securitie
s-and
cash-
related
activity
in Brazil.
State
Street
will not
assume
responsi
bility for
settleme
nt
complic
ations
resulting
from
non-
adheren
ce to the
above
procedu
res.

Information Classification: Limited Access

**Unpublished valid BIC in accordance with S.W.I.F.T. guidelines.
For Securities and Cash deadlines, please refer to the Securities
Deadline Summary Matrix and the Cash Delivery Instruction Matrix, found in the beginning of this Reference Matrices chapter.

S
T
A
T
E

S
T
R
E
E
T

|

I
N
V
E
S
T
M
E
N
T

M
A
N
A
G
E
R

G
U
I
D
E

1
6
5



REFERENCE MATRICES   |   SECURITIES AND REQUIRED INFORMATION
MATRIX

UniCredit Bulbank AD

*	Documentation must be provided prior to investment.

M
a
r
k
e
t
S
u
b
c
u
s
t
o
d
i
a
n
D
e
p
o
s
i
t
o
r
y
Other
Information
B
u
l
g
a
r
i
a
C
i
t
i
b
a
n
k

E
u
r
o
p
e

p
l
c
,

B
u
l
g
a
r
i
a

B
r
a
n
c
h

S
e
r
d
i
k
a

O
f
f
i
c
e
s
,

1
0
t
h

f
l
o
o
r
,
4
8

S
i
t
n
y
a
k
o
v
o

B
l
v
d
..
S
o
f
i
a

1
5
0
5
,

B
u
l
g
a
r
i
a
B
I
C
:

C
I
T
I
B
G
S
F
X
X
X

E
/
C
o
r
p

D
:

C
e
n
t
r
a
l

D
e
p
o
s
i
t
o
r
y

A
D

(
C
D
A
D
)
G
o
v
t

D
:

B
u
l
g
a
r
i
a
n

N
a
t
i
o
n
a
l

B
a
n
k

(
B
N
B
)
*	For
equities
transacti
ons
conduct
ed OTC
which
are not
reported
to the
stock
exchang
e,
CDAD
consider
s "T" as
the day
the
transacti
on has
been
entered
into
CDAD's
system
and has
been
matche
d.
*	For
fixed
income
transacti
ons
settling
at BNB,
the
settleme
nt cycle
is
negotiab
le,
however
foreign
institutio
nal
investor
s
typically
settle on
a T+2
basis.
Required:
7 Sveta Nedelya Square
1000 Sofia, Bulgaria
BIC: UNCRBGSFXXX
Only IBT legacy clients should be directed to UniCredit Bulbank.
B
u
r
k
i
n
a

F
a
s
o
S
t
a
n
d
a
r
d

C
h
a
r
t
e
r
e
d

B
a
n
k
C
o
t
e

d
'
I
v
o
i
r
e

2
3
,

B
l
d

d
e

l
a

R
e
p
u
b
l
i
q
u
e
1
7

B
P

1
1
4
1

A
b
i
d
j
a
n
1
7
C
o
t
e

d
'
I
v
o
i
r
e
B
I
C
:

S
C
B
L
C
I
A
B
S
S
U
E
/
D
:

D
e
p
o
s
i
t
a
i
r
e

C
e
n
t
r
a
l
e

-

B
a
n
q
u
e

d
e

R
e
g
l
e
m
e
n
t
State Street
has arranged
facilities to
service only
West African
Nations'
securities that
are listed on
the BRVM.
All securities
and cash
transactions
processed
through the
BRVM for
State Street
clients will
clear through
our
subcustodian
bank in the
Ivory Coast.
Local
physical
certificates
are available
in the
individual
markets, but
are
negotiated,
processed,
and safekept
outside of the
services
arranged for
these
markets.
State Street
has arranged
facilities to
service only
the securities
issued in
these
markets that
are listed on
the BRVM.
Required:
*	Pre-
funding
is
required
by SD-
1, 16:00
local
time.
C
a
n
a
d
a
P
h
y
s
i
c
a
l

t
r
a
n
s
a
c
t
i
o
n
s

o
n
l
y
:
R
B
C

I
n
v
e
s
t
o
r

S
e
r
v
i
c
e
s

S
e
c
u
r
i
t
i
e
s

C
a
g
e
1
5
5

W
e
l
l
i
n
g
t
o
n

S
t
r
e
e
t

W
e
s
t
,
2
n
d

F
l
o
o
r
T
o
r
o
n
t
o
,

O
N

C
a
n
a
d
a

M
5
V

3
L
3
R
e
f

a
/
c
:

1
2
0
0
2
9
2
X
X
X
X
X
B
I
C
:

R
O
Y
C
C
A
T
2
X
X
X

F
o
r

d
e
p
o
s
i
t
o
r
y

t
r
a
n
s
a
c
t
i
o
n
s
:
S
t
a
t
e

S
t
r
e
e
t

T
r
u
s
t

C
o
m
p
a
n
y

C
a
n
a
d
a

3
0

A
d
e
l
a
i
d
e

S
t
r
e
e
t

E
a
s
t
S
u
i
t
e

8
0
0

T
o
r
o
n
t
o
,

O
n
t
a
r
i
o
,
E
/
D
:

C
a
n
a
d
i
a
n

D
e
p
o
s
i
t
o
r
y

f
o
r

S
e
c
u
r
i
t
i
e
s

(
C
D
S
)
C
D
S
X

S
e
t
t
l
e
m
e
n
t
s
C
D
S

P
a
r
t
i
c
i
p
a
n
t

#

(
C
U
I
D
)
:

S
S
T
A
Q
u
o
t
e

S
t
a
t
e

S
t
r
e
e
t

F
u
n
d

#
:

X
X
X
X
Required:
*	For all
trades
please
provide
the
CUID #
in field
tag
95R::/D
EAG/XX
XX, or
95P::/D
EAG/RE
AG/XXX
X of the
S.W.I.F.
T./ISITC
(ISO
15022)
trade
instructi
ons or
on the
hard
copy
of the
trade.
*	The
counter
party
(executi
ng
broker)
account
is
mandat
ory for
trades
settling
in
Canada.
Specific
S.W.I.F.
T. fields
must be
used:
field tag
*97A
SAFE:
related
to
"95P/Q
BUYR"
field.
*	In
accorda
nce with
the
Institutio
nal
Trade
Matchin
g (ITM)
and
Settlem
ent
Regulati
ons
(Nationa
l
Instrum
ent 24-
101),
trades
execute
d prior
to 16:30
ET are
subject
to a
matchin
g
deadline
of 12:00
ET on
T+1.
This
deadline
is
extende
d by
one day
for non-
western
hemisph
ere
investor
s.
*	The
counter
party
must
quote
State
Street
client's
four-digit
account
number
on its
trade
input.
For physical
transactions
only:
SWIFT field
tag 95R:: or
95P:: should
be used on
MT54X trade
instructions
as follows:
:95R::REAG/
CDSL/OTCO
Canada
:95R::DEAG/CDSL/OTCO
M5C 3G6
:95P::DEAG//XXXXXXXXX
BIC: SBOSCATXXXX
:95P::REAG//XXXXXXXXX
IPOs with an
exchange
component
are
processed via
the State
Street
corporate
actions
securities
privilege unit
(SPU).
Clients or
investment
managers
wishing to
subscribe to
an IPO with
an exchange
component
should submit
an SPU
instruction.

Information Classification: Limited Access

**Unpublished valid BIC in accordance with S.W.I.F.T. guidelines.
For Securities and Cash deadlines, please refer to the Securities
Deadline Summary Matrix and the Cash Delivery Instruction Matrix, found in the beginning of this Reference Matrices chapter.

S
T
A
T
E

S
T
R
E
E
T

|

I
N
V
E
S
T
M
E
N
T

M
A
N
A
G
E
R

G
U
I
D
E

1
6
6



REFERENCE MATRICES   |   SECURITIES AND REQUIRED INFORMATION
MATRIX

M
a
r
k
e
t
S
u
b
c
u
s
t
o
d
i
a
n
D
e
p
o
s
i
t
o
r
y
Other
Information
C
h
i
l
e
I
t
a
u

C
o
r
p
B
a
n
c
a

S
..
A
..

P
r
e
s
i
d
e
n
t
e

R
i
e
s
c
o

S
t
r
e
e
t

#
5
5
3
7
,
1
8
t
h

F
l
o
o
r
,

L
a
s

C
o
n
d
e
s
S
a
n
t
i
a
g
o

d
e

C
h
i
l
e
B
I
C
:

I
T
A
U
C
L
R
M
R
e
f
:

D
p
t
o
..

C
u
s
t
o
d
i
a

d
e

V
a
l
o
r
e
s
D
e
p
o
s
i
t
o

C
e
n
t
r
a
l

d
e

V
a
l
o
r
e
s
S
..
A
..

(
D
C
V
)
Required:
*	Docume
ntation
must be
provided
prior to
investm
ent.
*	Local
Tax
Code
(RUT)
required
for
trading
and
needed
for
repatriati
on
purpose
s.
*	Segrega
ted
account
and
central
bank
approval
needed
for
America
n
deposita
ry
receipt
cancella
tions
resulting
in a
local
Chilean
security.
*	Segrega
ted
account
needed
for
Brazilian
deposita
ry
receipt
cancella
tions
resulting
in a
local
Chilean
security.
C
h
i
n
a

A
-

S
h
a
r
e
s

a
n
d

C
I
B
M
H
S
B
C

B
a
n
k

(
C
h
i
n
a
)

C
o
m
p
a
n
y

L
i
m
i
t
e
d

3
3
r
d

F
l
o
o
r
,

H
S
B
C
B
u
i
l
d
i
n
g
,

S
h
a
n
g
h
a
i

I
F
C
8

C
e
n
t
u
r
y

A
v
e
n
u
e

P
u
d
o
n
g
,

S
h
a
n
g
h
a
i
,

C
h
i
n
a

(
2
0
0
1
2
0
)
A
t
t
n
:

M
a
n
a
g
e
r
,
C
u
s
t
o
d
y
a
n
d

C
l
e
a
r
i
n
g

D
e
p
a
r
t
m
e
n
t
B
I
C
:

H
S
B
C
C
N
S
H
X
X

C
h
i
n
a

C
o
n
s
t
r
u
c
t
i
o
n

B
a
n
k
N
o
..
1

N
a
o
s
h
i
k
o
u

S
t
r
e
e
t

C
h
a
n
g

A
n

X
i
n
g

R
o
n
g

P
l
a
z
a
B
e
i
j
i
n
g

1
0
0
0
3
2
-
3
3

C
h
i
n
a
B
I
C
:

P
C
B
C
C
N
B
J
G
I
S
A
-
S
h
a
r
e
s
:
E
/
D
:

C
h
i
n
a

S
e
c
u
r
i
t
i
e
s

D
e
p
o
s
i
t
o
r
y

a
n
d

C
l
e
a
r
i
n
g

C
o
r
p
o
r
a
t
i
o
n

L
i
m
i
t
e
d
,

S
h
a
n
g
h
a
i

b
r
a
n
c
h

(
C
S
D
C
C

S
h
a
n
g
h
a
i
)
E
/
D
:

S
h
e
n
z
h
e
n

-

C
h
i
n
a

S
e
c
u
r
i
t
i
e
s

D
e
p
o
s
i
t
o
r
y

a
n
d

C
l
e
a
r
i
n
g

C
o
r
p
o
r
a
t
i
o
n

L
i
m
i
t
e
d
,

S
h
e
n
z
h
e
n

b
r
a
n
c
h

(
C
S
D
C
C

S
h
e
n
z
h
e
n
)

C
I
B
M
:
D
:

C
h
i
n
a

C
e
n
t
r
a
l

D
e
p
o
s
i
t
o
r
y

a
n
d

C
l
e
a
r
i
n
g

C
o
..

L
t
d
..

(
C
C
D
C
)
D
:

S
h
a
n
g
h
a
i

C
l
e
a
r
i
n
g

H
o
u
s
e

(
S
H
C
H
)
Required:
*	Docume
ntation
must be
provided
prior to
investm
ent.
*	Qualifie
d
Foreign
Institutio
nal
Investor
s
(QFIIs)
and
Renmin
bi
Qualifie
d
Foreign
Institutio
nal
Investor
s
(RQFII)
must
have
Chinese
renminbi
(CNY) in
their
cash
account
s prior
to
executin
g trades
with
brokers.
*	Request
s for
foreign
exchang
e
executio
n of
CNY
sent
indepen
dently
from a
corresp
onding
security
trade
must
provide
clear
direction
to settle
in
China:
*	"On-
shore
executio
n"
(China
CNY)
*	QFIIs/R
QFIIs
using
multiple
brokers
in the
China
A-share
market
to
transact
securitie
s
transacti
ons
must
include
the
broker
BIC in
SWIFT
field
95P as
well as
the
CSDCC
Investor
Code*
and the
4 digit
State
Street
fund
number
in
SWIFT
field
70E of
the
MT54x
instructi
ons.
Exampl
e, 70E::
XXXX//[i
nsert
CSDCC
Investor
Code]([i
nsert
the
State
Street 4-
digit
fund
number]
)
*	QFIIs/R
QFIIs
using
multiple
brokers
in the
China
A-share
market
to
transact
corporat
e action
transacti
ons
must
include
the 4-
digit
State
Street
fund
number
and the
CSDCC
Investor
Code* in
SWIFT
field
70E of
the
MT56x
instructi
ons.
Format
of 70e:
CSDCC
Investor
Code
followed
by a
space
and
then the
4-digit
State
Street
fund
number.
*	QFIIs/R
QFIIs
that
would
like to
rebalanc
e their
quota
between
brokers
or
exchang
es must
ensure
the
instructi
on
reaches
the
subcust
odian by
13:00
local
time for
inclusio
n on an
intra-
day
cash
projectio
n report
and by
17:00
for
inclusio
n on the
end of
day
cash
projectio
n report.

*	Investor
s must
quote
the
correct
PSET
for
CIBM
trades:
"CDCLC
NB1" for
settleme
nt in
CCDC
or
"CHFM
CNSH"
for
settleme
nt in
SCH.
*	RQFII
repatriat
es CNY
and
remits to
its
offshore
CNY
account
with
State
Street
where
SCB HK
is the
correspo
ndent
bank
must
provide
SCB
HK's
CNAPS
code
CN9895
840003
04.
* The investor
codes of
CSDCC
Shanghai and
Shenzhen
are each 10
digits. The
CSDCC
Shanghai's
investor code
is in the
format of
"D+9 digits"
and starts
with 890; the
CSDCC
Shenzhen's
investor code
is 10 digits
and starts
with 0878.
Example:
(XXXX
stands for
qualifier that
the sender
may use)
:70E::
XXXX//[insert
CSDCC
Investor
Code] space
[insert the
State Street
4-digit fund
number]

Information Classification: Limited Access

**Unpublished valid BIC in accordance with S.W.I.F.T. guidelines.
For Securities and Cash deadlines, please refer to the Securities
Deadline Summary Matrix and the Cash Delivery Instruction Matrix, found in the beginning of this Reference Matrices chapter.

S
T
A
T
E

S
T
R
E
E
T

|

I
N
V
E
S
T
M
E
N
T

M
A
N
A
G
E
R

G
U
I
D
E

1
6
7



REFERENCE MATRICES   |   SECURITIES AND REQUIRED INFORMATION
MATRIX

M
a
r
k
e
t
S
u
b
c
u
s
t
o
d
i
a
n
D
e
p
o
s
i
t
o
r
y
Other
Information
C
h
i
n
a

B
-

S
h
a
r
e
s
H
S
B
C

B
a
n
k

(
C
h
i
n
a
)

C
o
m
p
a
n
y

L
i
m
i
t
e
d

3
3
r
d

F
l
o
o
r
,

H
S
B
C
B
u
i
l
d
i
n
g
,

S
h
a
n
g
h
a
i

I
F
C

8

C
e
n
t
u
r
y

A
v
e
n
u
e

P
u
d
o
n
g
,

S
h
a
n
g
h
a
i
,

C
h
i
n
a

(
2
0
0
1
2
0
)
A
t
t
n
:

M
a
n
a
g
e
r
,

C
u
s
t
o
d
y

a
n
d

C
l
e
a
r
i
n
g

D
e
p
a
r
t
m
e
n
t
B
I
C
:

H
S
B
C
C
N
S
H
X
X
X
E
/
D
:

C
h
i
n
a

S
e
c
u
r
i
t
i
e
s

D
e
p
o
s
i
t
o
r
y

a
n
d

C
l
e
a
r
i
n
g

C
o
r
p
o
r
a
t
i
o
n

L
i
m
i
t
e
d
,

S
h
a
n
g
h
a
i

b
r
a
n
c
h

(
C
S
D
C
C

S
h
a
n
g
h
a
i
)
E
/
D
:

C
h
i
n
a

S
e
c
u
r
i
t
i
e
s

D
e
p
o
s
i
t
o
r
y

a
n
d

C
l
e
a
r
i
n
g

C
o
r
p
o
r
a
t
i
o
n

L
i
m
i
t
e
d
,

S
h
e
n
z
h
e
n

b
r
a
n
c
h

(
C
S
D
C
C

S
h
e
n
z
h
e
n
)
Required:
*	Docume
ntation
must be
provided
prior to
investm
ent.
C
h
i
n
a

C
o
n
n
e
c
t

(
S
t
o
c
k

C
o
n
n
e
c
t
)
S
t
a
n
d
a
r
d

C
h
a
r
t
e
r
e
d

B
a
n
k

(
H
o
n
g

K
o
n
g
)

L
i
m
i
t
e
d
1
5
t
h

F
l
o
o
r

S
t
a
n
d
a
r
d

C
h
a
r
t
e
r
e
d

T
o
w
e
r
3
8
8

K
w
u
n

T
o
n
g

R
o
a
d

K
w
u
n

T
o
n
g
,

H
o
n
g

K
o
n
g
A
t
t
n
:

C
l
i
e
n
t

S
e
r
v
i
c
e

M
a
n
a
g
e
r

C
u
s
t
o
d
y

&

C
l
e
a
r
i
n
g

S
e
r
v
i
c
e
s
B
I
C
:

S
C
B
L
H
K
H
H
X
X
X
C
C
A
S
S

P
a
r
t
i
c
i
p
a
n
t

#
:

C
0
0
0
3
9

T
h
e

H
o
n
g
k
o
n
g

a
n
d

S
h
a
n
g
h
a
i

B
a
n
k
i
n
g
E
/
D
:

C
h
i
n
a

S
e
c
u
r
i
t
i
e
s

D
e
p
o
s
i
t
o
r
y

a
n
d

C
l
e
a
r
i
n
g

C
o
r
p
o
r
a
t
i
o
n

L
i
m
i
t
e
d
,

S
h
a
n
g
h
a
i

b
r
a
n
c
h

(
C
S
D
C
C

S
h
a
n
g
h
a
i
)

E
/
D
:

C
h
i
n
a

S
e
c
u
r
i
t
i
e
s

D
e
p
o
s
i
t
o
r
y

a
n
d

C
l
e
a
r
i
n
g

C
o
r
p
o
r
a
t
i
o
n

L
i
m
i
t
e
d
,

S
h
e
n
z
h
e
n

b
r
a
n
c
h

(
C
S
D
C
C

S
h
e
n
z
h
e
n
)
Required:
*	Settlem
ent
instructi
ons sent
via
MT54X
must
populate
the
following
informati
on.
     *	IS
IN in field
35B
*	X
H
K
C
H
K
H
1
X
X
X
as
P
S
E
T
     *	se
curities
account
number at the
subcustodian
in field 70E
Note:
Securities are
held in the
CSDCC
Shanghai/Sh
enzhen
Branch in a
nominee
account
opened by
the HKSCC.
Movements
between the
HKSCC
accounts take
place through
CCASS. As
such, the
subcustodian
CCASS
participant
numbers are
included to
the left for
client
reference.
RDVP is not
mandatory.
To enable
real-time
settlement
(RDVP) in
SPSA
model, both
client and
broker must
agree and
instruct to
populate the
RTGS
indicator in
field 22F (i.e.
22F:RTGS//Y
RTG) of the
MT54X
settlement
instruction.
RDVP
supports
three
settlement
currencies:
HKD, USD
and offshore
CNY. Please
refer to the
Corporation Limited Securities
Settlement Deadline Matrix for respective instruction cut-
Level 30,off times.
HSBC Main Building 1 Queen's Road Central, Hong Kong
BIC: HSBCHKHHSEC
CCASS Participant #: C00019
Citibank N.A. 39/F., Champion Tower
Three Garden Road Central, Hong Kong BIC: CITIHKHXXXX
CCASS Participant #: C00010

Information Classification: Limited Access

**Unpublished valid BIC in accordance with S.W.I.F.T. guidelines.
For Securities and Cash deadlines, please refer to the Securities
Deadline Summary Matrix and the Cash Delivery Instruction Matrix, found in the beginning of this Reference Matrices chapter.

S
T
A
T
E

S
T
R
E
E
T

|

I
N
V
E
S
T
M
E
N
T

M
A
N
A
G
E
R

G
U
I
D
E

1
6
8



REFERENCE MATRICES   |   SECURITIES AND REQUIRED INFORMATION
MATRIX

M
a
r
k
e
t
S
u
b
c
u
s
t
o
d
i
a
n
D
e
p
o
s
i
t
o
r
y
Other
Information
C
h
i
n
a

C
o
n
n
e
c
t

(
B
o
n
d

C
o
n
n
e
c
t
)
S
t
a
n
d
a
r
d

C
h
a
r
t
e
r
e
d

B
a
n
k

(
H
o
n
g

K
o
n
g
)

L
i
m
i
t
e
d
1
5
t
h

F
l
o
o
r

S
t
a
n
d
a
r
d

C
h
a
r
t
e
r
e
d

T
o
w
e
r
3
8
8

K
w
u
n

T
o
n
g

R
o
a
d

K
w
u
n

T
o
n
g
,

H
o
n
g

K
o
n
g
A
t
t
n
:

C
l
i
e
n
t

S
e
r
v
i
c
e

M
a
n
a
g
e
r

C
u
s
t
o
d
y

&

C
l
e
a
r
i
n
g

S
e
r
v
i
c
e
s
B
I
C
:

S
C
B
L
H
K
H
H
X
X
X
D
:

C
h
i
n
a

C
e
n
t
r
a
l

D
e
p
o
s
i
t
o
r
y

a
n
d

C
l
e
a
r
i
n
g

C
o
..

L
t
d
..

(
C
C
D
C
)

D
:

S
h
a
n
g
h
a
i

C
l
e
a
r
i
n
g

H
o
u
s
e

(
S
H
C
H
)
Required:
*	Settlem
ent
instructi
ons sent
via
MT54X
must
populate
the
following
informati
on.
*	IS
IN
or
C
M
U
Is
su
er
N
u
m
be
r
in
fie
ld
35
B.
If
IS
IN
is
no
t
av
ail
ab
le,
th
e
in
pu
t
of
C
C
D
C
is
su
e
d
se
cu
riti
es
is
:3
5
B:
/H
K/
C
D[
in
se
rt
lo
ca
l
co
de
]
or
S
H
S
H
is
su
e
d
se
cu
riti
es
is
:3
5
B:
/H
K/
S
H[
in
se
rt
lo
ca
l
co
de
].
*	C
F
E
T
S
Tr
ad
e
R
ef
er
en
ce
N
u
m
be
r
in
fie
ld
70
E
:7
0
E:
:S
P
R
O/
/C
B
T
X
X
X
X
X
X
X
X
X
X
X
X
X
X
*	:9
5
P:
:P
S
E
T/
/H
K
M
A
H
K
H
C
X
X
X
as
P
S
E
T
in
fie
ld
95
P
*	:2
2
F:
:S
T
C
O/
/S
P
D
L
as
in
di
ca
to
r
in
fie
ld
22
F
Note:
Securities are
held in the
CCDC/SHCH
in a nominee
account
opened by
CMU.
C
l
e
a
r
s
t
r
e
a
m
S
t
a
t
e

S
t
r
e
e
t

i
s

a

d
i
r
e
c
t

p
a
r
t
i
c
i
p
a
n
t

i
n

C
l
e
a
r
s
t
r
e
a
m

B
a
n
k
i
n
g

L
u
x
e
m
b
o
u
r
g
..
S
t
a
t
e

S
t
r
e
e
t

d
o
e
s

n
o
t

u
s
e

a

s
u
b
c
u
s
t
o
d
i
a
n

b
a
n
k
..
E
/
D
:

C
l
e
a
r
s
t
r
e
a
m

B
a
n
k
i
n
g

S
A
T
h
e

S
q
u
a
r
e
4
2
,

A
v
e
n
u
e

J
F

K
e
n
n
e
d
y

L
-
1
8
5
5

L
u
x
e
m
b
o
u
r
g

L
u
x
e
m
b
o
u
r
g
B
I
C
:

C
E
D
E
L
U
L
L
X
X
X
Required:
*	State
Street
clients
must
correctl
y
identify
the
ICSD
that
their
counter
party
uses
as well
as their
counter
party's
accoun
t
number
at the
ICSD
in the
appropr
iate
fields of
their
settlem
ent
instructi
on.
*	If the
settlem
ent
involve
s a
delivery
to or
receipt
from a
local
market,
the
State
Street
client
must
indicate
the BIC
of the
deposit
ory in
the
local
market
the
shares
are
being
deliver
ed to or
receive
d from.
*	State
Street
client
counter
parties
must
referen
ce the
correct
State
Street
accoun
t
number
at
Clearst
ream
within
the
field of
their
settlem
ent
instructi
on
identifyi
ng the
deliveri
ng or
receivin
g
agent.
*	If the
settlem
ent
involve
s a
delivery
to or
receipt
from a
local
market,
the
counter
party
must
referen
ce the
specific
agent
used
by
Clearst
ream in
the
local
market
in the
corresp
onding
field of
their
settlem
ent
instructi
on.
*	Dayligh
t
indicato
rs for
support
ed
optiona
l
settlem
ent
cycles
must
be
activate
d per
request
on a
transac
tion
basis.
For
further
informa
tion,
please
contact
State
Street's
Agent
Bank
Operati
ons for
assista
nce.
*	Clearst
ream
holds
Obligat
sii
Federal
'nogo
Zaima
(OFZs
-
federal
loan
bonds)
via its
nomine
e
accoun
t at the
Nationa
l
Settlem
ent
Deposit
ory.
Sweep
Policy
On SD+1,
State Street
will generally
sweep any
equities
(common and
preferred
stock) that
settled in
Clearstream
to its local
market. The
sweep occurs
on a T+3
basis. Some
examples of
exceptions to
this policy
are:
*	UK
securiti
es (as
detailed
below)
*	Securiti
es
which
are
only
eligible
for
trading
in
Clearstr
eam
*	Securiti
es
based
in a
market
which
State
Street
does
not
offer as
part of
its
network
or for
which
the
holding
client
does
not
have a
local
accoun
t open
in that
location
(docum
entatio
n
market
s only:
accoun
ts will
be
opened
and
securiti
es
placed
in local
omni
accoun
ts if this
is
permitt
ed in
local
market)
*	Securiti
es
which
are
settled
in
Clearstr
eam,
but
Clearstr
eam
actually
holds
the
security
in a
deposit
ory
accoun
t
outside
of the
security
's
home
country
UK Security
Policy
Clearstream
allows its
participants to
open only a
0.5% SDRT
account or a
1.5% SDRT
account.
State Street
maintains a
1.5% SDRT
account since
the 0.5%
account
mimics what
already
occurs in the
local market.
Since State
Street only
has a 1.5%
account at
Clearstream,
no UK
securities are
swept out of
Clearstream.
Bridge
Transactions (Counterparties' Euroclear account to/from State

Information Classification: Limited Access

**Unpublished valid BIC in accordance with S.W.I.F.T. guidelines.
For Securities and Cash deadlines, please refer to the Securities
Deadline Summary Matrix and the Cash Delivery Instruction Matrix, found in the beginning of this Reference Matrices chapter.

S
T
A
T
E

S
T
R
E
E
T

|

I
N
V
E
S
T
M
E
N
T

M
A
N
A
G
E
R

G
U
I
D
E

1
6
9



REFERENCE MATRICES   |   SECURITIES AND REQUIRED INFORMATION
MATRIX

M
a
r
k
e
t
S
u
b
c
u
s
t
o
d
i
a
n
D
e
p
o
s
i
t
o
r
y

O
t
h
e
r

I
n
f
o
r
m
a
t
i
o
n


Street's
Clearstream
account)
94F::SAFE//I
CSD/CEDEL
ULLXXX -
BIC Code of
Depository
where shares
are held -
Clearstream
95P::PSET//
MGTCBEBE
ECL
95R::DEAG
or
REAG/ECLR/
(5 digit
Euroclear
code of CP)
95P::SELL or
BUYR// (if
both parties
populate a
BIC it
becomes a
matching criteria)
Settlement &
Trading
availability
Cross-border
settlements
and
settlements
with physical
components
generally
follow the
relevant local
market
schedule;
however,
Clearstream
exclusively
observes a
Monday
through
Friday
settlement
schedule,
regardless of
the trading
and
settlement
schedule of
the local
market.
Internal
Transaction
s
(Counterpart
ies
Clearstream
account
to/from
State
Street's
Clearstream
account)
95P::SELL or
BUYR// if
populated
with a BIC by
both parties,
then the field
becomes a
matching
criteria
F
X

d
e
a
d
l
i
n
e
:

C
l
e
a
r
s
t
r
e
a
m
*
*
T
h
e

F
X

r
e
q
u
e
s
t

m
u
s
t

c
o
n
t
a
i
n

a
t

l
e
a
s
t

o
n
e

c
u
r
r
e
n
c
y

w
h
i
c
h

i
s

n
o
t

m
a
n
a
g
e
d

b
y

S
t
a
t
e

S
t
r
e
e
t

T
r
e
a
s
u
r
y
D
e
a
d
l
i
n
e

N
o
r
t
h

A
m
e
r
i
c
a

(
E
T
)
D
e
a
d
l
i
n
e

E
u
r
o
p
e

(
G
M
T
)
D
e
a
d
l
i
n
e

E
u
r
o
p
e

(
C
E
T
)
D
e
a
d
l
i
n
e

A
P
A
C

(
H
K
/
S
i
n
g
a
p
o
r
e
)

H
K
T
D
e
a
d
l
i
n
e

A
P
A
C

(
S
y
d
n
e
y
)

A
E
S
T
C
u
r
r
e
n
c
i
e
s

n
o
t

m
a
n
a
g
e
d

b
y

S
t
a
t
e

S
t
r
e
e
t

T
r
e
a
s
u
r
y
V
D
-
3

1
3
:
0
0
V
D
-
3

1
3
:
0
0

G
M
T
V
D
-
3

1
3
:
0
0

G
M
T
V
D
-
2

0
9
:
0
0
V
D
-
2

0
9
:
0
0
C
o
l
o
m
b
i
a
C
i
t
i
t
r
u
s
t

C
o
l
o
m
b
i
a
,
S
..
A
..

S
o
c
i
e
d
a
d

F
i
d
u
c
i
a
r
i
a
C
a
r
r
e
r
a

9
A

N
o

9
9
-
0
2

B
o
g
o
t
a

D
C
,

C
o
l
o
m
b
i
a
B
I
C
:

C
I
T
I
U
S
3
3
C
O
R
*
*
A
t
t
n
:

S
e
c
u
r
i
t
i
e
s

S
e
r
v
i
c
e
s

D
e
p
t
..
D
e
p
o
s
i
t
o

C
e
n
t
r
a
l
i
z
a
d
o

d
e

V
a
l
o
r
e
s

d
e

C
o
l
o
m
b
i
a

S
..
A
..

(
D
E
C
E
V
A
L
)

f
o
r

e
q
u
i
t
i
e
s
,

c
o
r
p
o
r
a
t
e

d
e
b
t
,

a
n
d

m
o
n
e
y

m
a
r
k
e
t

i
n
s
t
r
u
m
e
n
t
s
D
e
p
o
s
i
t
o

C
e
n
t
r
a
l

d
e

V
a
l
o
r
e
s

(
D
C
V
)

f
o
r

s
e
c
u
r
i
t
i
e
s

i
s
s
u
e
d

b
y

B
a
n
c
o

d
e

l
a

R
e
p
u
b
l
i
c
a

a
n
d

t
h
e

R
e
p
u
b
l
i
c

o
f

C
o
l
o
m
b
i
a
Required:
*	Docum
entatio
n must
be
provide
d prior
to
invest
ment.
*	Local
Tax
Code
(NIT)
require
d for
trading
and
needed
for
repatria
tion
purpos
es
*	FX
instructi
ons
submitt
ed to
the
subcus
todian
to
repatria
te
gross
sale
procee
ds
which
exceed
a
client's
availabl
e
Colom
bian
peso
(COP)
balanc
e will
be
automa
tically
amend
ed to
repatria
te net
COP
sale
procee
ds (i.e.,
gross
procee
ds less
applica
ble
taxes).
*	Investo
rs must
conside
r
applica
ble
taxes
when
bookin
g third-
party
foreign
exchan
ge
transac
tions,
as
there
must
be
sufficie
nt COP
balanc
e to
cover
the
taxes
and the
transac
tion
cost to
avoid a
fail.
C
o
s
t
a

R
i
c
a
B
a
n
c
o

B
C
T
1
6
0

C
a
l
l
e

C
e
n
t
r
a
l

E
d
i
f
i
c
i
o

B
C
T
S
a
n

J
o
s
e
,

C
o
s
t
a

R
i
c
a
E
/
D
:

C
e
n
t
r
a
l

d
e

V
a
l
o
r
e
s
S
..
A
..

(
C
E
V
A
L
)
R
e
f
:

C
E
V
A
L

A
c
c
o
u
n
t

#
:

B
B
C
T
x
x
x
,

w
h
e
r
e

x
x
x

=

f
u
n
d
-
s
p
e
c
i
f
i
c

n
u
m
b
e
r

a
s
s
i
g
n
e
d

b
y

B
a
n
c
o

B
C
T
Required:
*	Docum
entatio
n must
be
provide
d prior
to
invest
ment.
C
r
o
a
t
i
a
P
r
i
v
r
e
d
n
a

b
a
n
k
a

Z
a
g
r
e
b

d
d
C
u
s
t
o
d
y

D
e
p
a
r
t
m
e
n
t

R
a
d
n
i
c
k
a

c
e
s
t
a

5
0
1
0
0
0
0

Z
a
g
r
e
b
,

C
r
o
a
t
i
a
B
I
C
:

P
B
Z
G
H
R
2
X
X
X
X
E
/
D
:

S
r
e
d
i
s
n
j
e

K
l
i
r
i
n
s
k
o

D
e
p
o
z
i
t
a
r
n
o

D
r
u
s
t
v
o

(
S
K
D
D
)





Information Classification: Limited Access

**Unpublished valid BIC in accordance with S.W.I.F.T. guidelines.
For Securities and Cash deadlines, please refer to the Securities
Deadline Summary Matrix and the Cash Delivery Instruction Matrix, found in the beginning of this Reference Matrices chapter.

S
T
A
T
E

S
T
R
E
E
T

|

I
N
V
E
S
T
M
E
N
T

M
A
N
A
G
E
R

G
U
I
D
E

1
7
0



REFERENCE MATRICES   |   SECURITIES AND REQUIRED INFORMATION
MATRIX

Market             Subcustodian        Depository     Other
Information

Zagrebacka banka d.d.
Savska 60
10000 Zagreb, Croatia
BIC: ZABAHR2XXXX
Only IBT legacy clients should be directed to Zagrebacka banka  d.d.

Cyprus             BNP Paribas Securities Services, S.C.A., Athens
(operating remotely to service the Cyprus market)
2 Lampsakou Street
115 28 Athens, Greece
BIC: PARBGRAXXXX

E/D: Central Depository and Central Registry (CDCR)

Required:
*	Please refer to market access requirements.

Czech Republic

Ceskoslovenska Obchodni Banka A.S. Radlicka 333/150, 150 57 Prague 5, Czech Republic
BIC: CEKOCZPPXXX
CSOB's participant account number at Czech National Bank used for clients is 12683.

UniCredit Bank Czech Republic and Slovakia, a.s.
Global Securities Services
Global Transaction Banking
BB Centrum - FILADELFIE
Zeletavska 1525/1 140 92 Praha 4 - Michle
Czech Republic
BIC: BACXCZPPXXXX
Only IBT legacy clients should be directed to UniCredit Bank Czech Republic and Slovakia, a.s.

UniCredit's participant account number at Czech National Bank used for clients is 12760.

E/D: Centralni depozitar cennych papiru, a.s. (CDCP)
ST T-bills: Ceska narodni banka (CNB), Czech National Bank

Ceskoslovenska obchodni banka, a.s. (CSOB) for physical instruments

Required:
*	Documentation must be provided prior to investment.
*	For T-bills: Clients must populate the counterparty's account number in field 97A:SAFE with Czech National Bank (CNB) participant account number of their counterparty's local agent.

Information Classification: Limited Access

**Unpublished valid BIC in accordance with S.W.I.F.T. guidelines.
For Securities and Cash deadlines, please refer to the Securities
Deadline Summary Matrix and the Cash Delivery Instruction Matrix, found in the beginning of this Reference Matrices chapter.

S
T
A
T
E

S
T
R
E
E
T

|

I
N
V
E
S
T
M
E
N
T

M
A
N
A
G
E
R

G
U
I
D
E

1
7
1



REFERENCE MATRICES   |   SECURITIES AND REQUIRED INFORMATION
MATRIX

M
a
r
k
e
t
S
u
b
c
u
s
t
o
d
i
a
n
D
e
p
o
s
i
t
o
r
y
Other
Information
D
e
n
m
a
r
k
S
k
a
n
d
i
n
a
v
i
s
k
a

E
n
s
k
i
l
d
a

B
a
n
k
e
n

A
B

(
S
E
B
)
B
e
r
n
s
t
o
r
f
f
s
g
a
d
e

5
0
,
1
5
7
7

C
o
p
e
n
h
a
g
e
n
,

D
e
n
m
a
r
k
B
I
C
:

E
S
S
E
D
K
K
K
X
X
X
E
/
D
:

V
P

S
e
c
u
r
i
t
i
e
s

A
/
S

D
e
p
o
s
i
t
o
r
y

A
c
c
o
u
n
t
N
u
m
b
e
r
:

V
P
D
K

0
5
2
9
5
Required:
*	State
Street
client
counter
parties
must
use the
subcus
todian
BIC:
ESSED
KKKXX
X
within
the
field
95P::
DEAG/
REAG
and the
State
Street
BIC:
SBOS
US3CX
XX
within
the
field
95P::
SELL/B
UYR of
their
settlem
ent
instructi
ons.

N
o
r
d
e
a

D
a
n
m
a
r
k
,

F
i
l
i
a
l

a
f

N
o
r
d
e
a

B
a
n
k

A
B

(
p
u
b
l
)
,

S
v
e
r
i
g
e

S
t
r
a
n
d
g
a
d
e

3
0
9
0
0

C
o
p
e
n
h
a
g
e
n

C

D
e
n
m
a
r
k
B
I
C
:

N
D
E
A
D
K
K
K
X
X
X
E
/
D
:

V
P

S
e
c
u
r
i
t
i
e
s

A
/
S

D
e
p
o
s
i
t
o
r
y

A
c
c
o
u
n
t
N
u
m
b
e
r
:

V
P
D
K

0
2
0
0
0
Required:
*	State
Street
client
counter
parties
must
use the
subcus
todian
BIC:
NDEA
DKKKX
XX
within
the
field
95P::
DEAG/
REAG
and the
State
Street
BIC:
SBOS
US3CX
XX
within
the
field
95P::
SELL/B
UYR of
their
settlem
ent
instructi
ons.

Information Classification: Limited Access

**Unpublished valid BIC in accordance with S.W.I.F.T. guidelines.
For Securities and Cash deadlines, please refer to the Securities
Deadline Summary Matrix and the Cash Delivery Instruction Matrix, found in the beginning of this Reference Matrices chapter.

S
T
A
T
E

S
T
R
E
E
T

|

I
N
V
E
S
T
M
E
N
T

M
A
N
A
G
E
R

G
U
I
D
E

1
7
2



REFERENCE MATRICES   |   SECURITIES AND REQUIRED INFORMATION
MATRIX

M
a
r
k
e
t
S
u
b
c
u
s
t
o
d
i
a
n
D
e
p
o
s
i
t
o
r
y
Other
Information
E
g
y
p
t
H
S
B
C

B
a
n
k

E
g
y
p
t

S
..
A
..
E
..
6
t
h

F
l
o
o
r
3
0
6

C
o
r
n
i
c
h
e

E
l

N
i
l
,

M
a
a
d
i
,

C
a
i
r
o
,

E
g
y
p
t
A
t
t
n
:

C
u
s
t
o
d
y

S
e
r
v
i
c
e
s

B
I
C
:

E
B
B
K
E
G
C
X
X
X
X
E
/
C
o
r
p
..
D
/
G
o
v
..

B
o
n
d
s
:

M
i
s
r

f
o
r

C
e
n
t
r
a
l

C
l
e
a
r
i
n
g
,

D
e
p
o
s
i
t
o
r
y

a
n
d

R
e
g
i
s
t
r
y

S
..
A
..
E
S
T

T
-
b
i
l
l
s
:

C
e
n
t
r
a
l

B
a
n
k

o
f

E
g
y
p
t

(
C
B
E
)
Required:
*	Interba
nk T-
bill
Settle
ment
Instruc
tions:
Settlem
ent
instruct
ions
sent via
MT54X
must
contain
the
security
yield
rate in
the
followin
g field:
70E::S
PRO//Y
ield
(insert
yield
rate
here)
Clients
must
ensure
that FX
arrange
ments
are in
place
with the
subcust
odian
to
cover
all T-bill
purcha
ses at
auction
prior to
the
subcust
odian
submitti
ng the
bid.
*	The
workwe
ek for
trading
and
settlem
ent is
Sunday
through
Thursd
ay.
*	Investo
rs
executi
ng
foreign
exchan
ges
through
the
subcust
odian
schedul
ed to
settle
on
Sunday
to
cover
settlem
ent
obligati
ons
must
ensure
funding
of the
offsetti
ng
currenc
y
occurs
on
Friday,
as
cash
movem
ents in
some
market
s, i.e.,
USD,
do not
occur
on
Saturd
ay and
Sunday
..
*	Matche
d
settlem
ent
instructi
ons
and
funding
arrange
ments
must
be in
place
by
14:00
on T+1
as part
of the
DVP
T+2
settlem
ent
model
for all
buy
trades.
For
funding
arrange
ments,
this
include
s either
a
foreign
exchan
ge
transac
tion
execut
ed with
HSBC
(by SD-
1,
10:30)
to buy
EGP
versus
foreign
currenc
y or
cleared
EGP in
the
client's
local
cash
accoun
t. Any
buy
trades
that do
not
have
matche
d
settlem
ent
instructi
ons,
funding
arrange
ments,
or
cleared
EGP to
cover
the
trade
by
14:00
on T+1
will be
rejecte
d by
HSBC.
All
times
are
expres
sed
locally.
Foreign
Exchange
Elections:
*	An
investo
r can
choose
one of
two
options
for
Egyptia
n
pound
(EGP)
purcha
ses
and
repatria
tions.
An
investo
r has
the
option
to
request
its local
subcust
odian
to
purcha
se/sell
EGP
directly
from
the
CBE,
known
as the
CBE
FX
mecha
nism. If
an
investo
r
decides
to
particip
ate in
the
CBE
FX
mecha
nism, it
should
inform
its
client
service
team of
its
intentio
n. The
client
service
team
must
comple
te an
MT599
that will
be sent
to
HSBC
Bank
Egypt
S.A.E.
for
implem
entatio
n. In
the
absenc
e of
instructi
ons to
particip
ate in
the
CBE
FX
mecha
nism,
an
investo
r will
remain
in the
current
auction
proces
s
through
the
subcust
odian.
Once
an
investo
r
choose
s to
particip
ate in
the
CBE
FX
mecha
nism,
the
investo
r must
continu
e to
use the
mecha
nism
for all
of its
eligible
EGP
purcha
ses
and
sales
until
the
CBE
announ
ces the
mecha
nism is
no
longer
availabl
e.
EGP
balanc
es held
prior to
the
enrollm
ent in
the
CBE
FX
mecha
nism
are not
eligible
to be
repatria
ted
through
the
CBE
FX
mecha
nism.
Additio
nally,
sales
procee
ds or
corpora
te
action
entitle
ments
from
securiti
es held
prior to
enrollm
ent in
the
CBE
FX
mecha
nism
cannot
be
repatria
ted
through
the
CBE
FX
mecha
nism.
E
s
t
o
n
i
a
A
S

S
E
B

P
a
n
k

C
u
s
t
o
d
y

S
e
r
v
i
c
e
s

T
o
r
n
i
m
a
e

2
,
1
5
0
1
0

T
a
l
l
i
n
n
,

E
s
t
o
n
i
a
B
I
C
:

E
E
U
H
E
E
2
X
X
X
X
E
/
D
:

N
a
s
d
a
q

C
S
D

S
E
Required:
95P::PSET:
LCDELV22X
XX
E
u
r
o
c
l
e
a
r
S
i
n
c
e

S
t
a
t
e

S
t
r
e
e
t

i
s

a

d
i
r
e
c
t

p
a
r
t
i
c
i
p
a
n
t

i
n

E
u
r
o
c
l
e
a
r

B
a
n
k
,

S
t
a
t
e

S
t
r
e
e
t

d
o
e
s

n
o
t

u
s
e

a

s
u
b
c
u
s
t
o
d
i
a
n

b
a
n
k
..
E
/
D
:

E
u
r
o
c
l
e
a
r

B
a
n
k
1

B
o
u
l
e
v
a
r
d

d
u

R
o
i

A
l
b
e
r
t

I
I

B
-
1
2
1
0

B
r
u
s
s
e
l
s
B
e
l
g
i
u
m
B
I
C
:

M
G
T
C
B
E
B
E
X
X
X
Required:
*	State
Street
clients
must
correctl
y
identify
the
ICSD
that
their
counter
party
uses
as well
as their
counter
party's
accoun
t
number
at the
ICSD
in the
appropr
iate
fields of
their
settlem
ent
instructi
on.
*	If the
settlem
ent
involve
s a
delivery
to or
receipt
from a
local
market,
the
State
Street
client
must
indicate
the BIC
of the
deposit
ory in
the
local
market
the
shares
are
being
deliver
ed to or
receive
d from.
*	State
Street
client
counter
parties
must
referen
ce the
correct
State
Street
account number at Euroclear within the field of their

Information Classification: Limited Access

**Unpublished valid BIC in accordance with S.W.I.F.T. guidelines.
For Securities and Cash deadlines, please refer to the Securities
Deadline Summary Matrix and the Cash Delivery Instruction Matrix, found in the beginning of this Reference Matrices chapter.

S
T
A
T
E

S
T
R
E
E
T

|

I
N
V
E
S
T
M
E
N
T

M
A
N
A
G
E
R

G
U
I
D
E

1
7
3



REFERENCE MATRICES   |   SECURITIES AND REQUIRED INFORMATION
MATRIX

M
a
r
k
e
t
S
u
b
c
u
s
t
o
d
i
a
n
D
e
p
o
s
i
t
o
r
y
Other
Information
settlem
ent
instructi
on
identifyi
ng the
deliveri
ng or
receivin
g
agent.
*	If the
settlem
ent
involve
s a
delivery
to or
receipt
from a
local
market,
the
counter
party
must
referen
ce the
specific
agent
used
by
Eurocle
ar in
the
local
market
in the
corresp
onding
field of
their
settlem
ent
instructi
ons.
*	Dayligh
t
indicato
rs for
support
ed
optiona
l
settlem
ent
cycles
must
be
activate
d per
request
on a
transac
tion
basis.
For
further
informa
tion,
please
contact
State
Street's
Agent
Bank
Operati
ons for
assista
nce.
Sweep
Policy
On SD+1,
State Street
will generally
sweep any
equities
settled in
Euroclear to
its local
market. The
sweep occurs
on a T+3
basis. Some
examples of
exceptions to
this policy
are:
*	UK
securiti
es (as
detaile
d
below)
*	Securiti
es
which
are
only
eligible
for
trading
in an
ICSD
*	Securiti
es
based
in a
market
which
State
Street
does
not
offer as
part of
its
networ
k or for
which
the
holding
client
does
not
have a
local
accoun
t open
in that
location
(docum
entatio
n
market
s only:
accoun
ts will
be
opened
and
securiti
es
placed
in local
omni
accoun
ts if this
is
permitt
ed in
local
market)
*	Securiti
es
which
are
settled
in
Eurocle
ar
Bank,
but
Eurocle
ar
Bank
actually
holds
the
security
in a
deposit
ory
accoun
t
outside
of the
securiti
es'
home
country
UK Security
Policy
Euroclear
assigns two
common
codes to
each ISIN
code
representing
a UK equity.
The common
codes
represent
whether the
specific UK
security was
brought into
the Euroclear
system
through a
1.5% SDRT
account at
Crest or a
0.5% SDRT
account at
Crest.
Euroclear
permits its
participants
to have
accounts in
both the 0.5%
SDRT
account and
the 1.5%
SDRT
account.
State Street
sweeps any
UK equities
back to the
local market
that are
received into
the 0.5%
SDRT
account.
Since such a
transfer does
not involve a
change in
beneficial
ownership,
no SDRT
would be
applicable to
these
transfers to
the local
market. State
Street does
not sweep
any UK
equity
positions that
are received
into the 1.5%
SDRT
account.
Bridge
Transaction
s
(Counterparti
es'
Clearstream
account
to/from State
Street's
Euroclear
account)
94F::SAFE//I
CSD/MGTCB
EBEECL -
BIC Code of
Depository
where shares
are held -
Euroclear
95P::PSET//
CEDELULLX
XX
95R::DEAG
or
REAG/CEDE
/(5 digit
Clearstream
code of CP)
95P::SELL or
BUYR// (if
both parties
populate a
BIC it
becomes a
matching
criteria)
Internal
Transaction
s
(Counterpart
ies
Euroclear
account
to/from State
Street's
Euroclear
account)
95P::SELL or
BUYR// if
populated
with a BIC by
both parties,
then the field
becomes a
matching
criteria
Settlement &
Trading
availability
Cross-border
settlements
and
settlements
with physical
components
generally
follow the
relevant local
market
schedule;
however,
Euroclear
exclusively
observes a
Monday
through
Friday
settlement
schedule,
regardless of
the trading
and
settlement
schedule of
the local
market.

Information Classification: Limited Access

**Unpublished valid BIC in accordance with S.W.I.F.T. guidelines.
For Securities and Cash deadlines, please refer to the Securities
Deadline Summary Matrix and the Cash Delivery Instruction Matrix, found in the beginning of this Reference Matrices chapter.

S
T
A
T
E

S
T
R
E
E
T

|

I
N
V
E
S
T
M
E
N
T

M
A
N
A
G
E
R

G
U
I
D
E

1
7
4



REFERENCE MATRICES   |   SECURITIES AND REQUIRED INFORMATION
MATRIX

M
a
r
k
e
t
S
u
b
c
u
s
t
o
d
i
a
n
D
e
p
o
s
i
t
o
r
y

O
t
h
e
r

I
n
f
o
r
m
a
t
i
o
n


F
X

D
e
a
d
l
i
n
e
:

E
u
r
o
c
l
e
a
r
*
*
T
h
e

F
X

r
e
q
u
e
s
t

m
u
s
t

c
o
n
t
a
i
n

a
t

l
e
a
s
t

o
n
e

c
u
r
r
e
n
c
y

w
h
i
c
h

i
s

n
o
t

m
a
n
a
g
e
d

b
y

S
t
a
t
e

S
t
r
e
e
t

T
r
e
a
s
u
r
y
D
e
a
d
l
i
n
e

N
o
r
t
h

A
m
e
r
i
c
a

(
E
T
)
D
e
a
d
l
i
n
e

E
u
r
o
p
e

(
G
M
T
)
D
e
a
d
l
i
n
e

E
u
r
o
p
e

(
C
E
T
)
D
e
a
d
l
i
n
e

A
P
A
C

(
H
K
/
S
i
n
g
a
p
o
r
e
)

H
K
T
D
e
a
d
l
i
n
e

A
P
A
C

(
S
y
d
n
e
y
)

A
E
S
T
C
u
r
r
e
n
c
i
e
s

n
o
t

m
a
n
a
g
e
d

b
y

S
t
a
t
e

S
t
r
e
e
t

T
r
e
a
s
u
r
y
V
D
-
3

1
3
:
0
0
V
D
-
3

1
3
:
0
0

G
M
T
V
D
-
3

1
3
:
0
0

G
M
T
V
D
-
2

0
9
:
0
0
V
D
-
2

0
9
:
0
0
F
i
n
l
a
n
d
S
k
a
n
d
i
n
a
v
i
s
k
a

E
n
s
k
i
l
d
a

B
a
n
k
e
n

A
B

(
P
u
b
l
)

(
S
E
B
)
S
e
c
u
r
i
t
i
e
s

S
e
r
v
i
c
e
s

B
o
x

6
3
0
S
F
-
0
0
1
0
1

H
e
l
s
i
n
k
i
,

F
i
n
l
a
n
d
B
I
C
:

E
S
S
E
F
I
H
X
X
X
X
E
/
D
:

E
u
r
o
c
l
e
a
r

F
i
n
l
a
n
d
Required:
*	State
Street
client
counter
parties
must
use the
subcust
odian
BIC:
ESSEF
IHXXX
X
within
the
field
95P::
DEAG/
REAG
and the
State
Street
BIC:
SBOS
US3CX
XX
within
the
field
95P::
SELL/B
UYR of
their
settlem
ent
instructi
ons.

N
o
r
d
e
a

B
a
n
k

A
B

(
p
u
b
l
)
,

F
i
n
n
i
s
h

B
r
a
n
c
h

S
a
t
a
m
a
r
a
d
a
n
k
a
t
u

5
0
0
5
0
0

H
e
l
s
i
n
k
i

F
i
n
l
a
n
d
B
I
C
:

N
D
E
A
F
I
H
H
X
X
X


Required:
*	State
Street
client
counter
parties
must
use the
subcust
odian
BIC:
NDEAF
IHHXX
X
within
the
field
95P::
DEAG/
REAG
and the
State
Street
BIC:
SBOS
US3CX
XX
within
the
field
95P::S
ELL/B
UYR of
their
settlem
ent
instructi
ons.
F
r
a
n
c
e
D
e
u
t
s
c
h
e

B
a
n
k

A
G
,

N
e
t
h
e
r
l
a
n
d
s
(
o
p
e
r
a
t
i
n
g

t
h
r
o
u
g
h

t
h
e

A
m
s
t
e
r
d
a
m

b
r
a
n
c
h

w
i
t
h

s
u
p
p
o
r
t

f
r
o
m

i
t
s

P
a
r
i
s

b
r
a
n
c
h
)
I
n
v
e
s
t
o
r

S
e
r
v
i
c
e
s

D
e

E
n
t
r
e
e
s

9
9
-
1
9
7
1
1
0
1

H
E

A
m
s
t
e
r
d
a
m
,

T
h
e

N
e
t
h
e
r
l
a
n
d
s
B
I
C
:

D
E
U
T
N
L
2
A
X
X
X
E
/
D
:

E
u
r
o
c
l
e
a
r

F
r
a
n
c
e

D
e
u
t
s
c
h
e

B
a
n
k

A
m
s
t
e
r
d
a
m

p
a
r
t
i
c
i
p
a
n
t

n
u
m
b
e
r

a
t
d
e
p
o
s
i
t
o
r
y
:

2
9
2
2
3
Required:
*	State
Street's
clients'
counter
parties
must
use
Deutsc
he
Bank
AG's
11-digit
bank
identifie
r code
(BIC)
(DEUT
NL2AX
XX) in
field
95P::D
EAG/R
EAG
*	For
internal
delivery
and
receipt
settlem
ent
instructi
ons
within
Deutsc
he
Bank,
clients
must
quote
the
benefici
ary
accoun
t
number
..
R
e
p
u
b
l
i
c

o
f

G
e
o
r
g
i
a
J
S
C

B
a
n
k

o
f

G
e
o
r
g
i
a

2
9
a

G
a
g
a
r
i
n
i

S
t
r
..

T
b
i
l
i
s
i

0
1
6
0
,

G
e
o
r
g
i
a
B
I
C
:

B
A
G
A
G
E
2
2
C
U
S
E
/
C
o
r
p

D
e
b
t
:

G
e
o
r
g
i
a
n

C
e
n
t
r
a
l

S
e
c
u
r
i
t
i
e
s

D
e
p
o
s
i
t
o
r
y
G
o
v
t
..

D
e
b
t
:

N
a
t
i
o
n
a
l

B
a
n
k

o
f

G
e
o
r
g
i
a




G
e
r
m
a
n
y
D
e
u
t
s
c
h
e

B
a
n
k

A
G
,

I
n
v
e
s
t
o
r

S
e
r
v
i
c
e
s

A
l
f
r
e
d
-
H
e
r
r
h
a
u
s
e
n
-

A
l
l
e
e

1
6
-
2
4
D
-
6
5
7
6
0

E
s
c
h
b
o
r
n
,

G
e
r
m
a
n
y
P
h
y
s
i
c
a
l

D
e
l
i
v
e
r
i
e
s

-

A
l
l

C
l
i
e
n
t
s
:

D
B

I
n
v
e
s
t
m
e
n
t

S
e
r
v
i
c
e
s

G
m
b
H
E
f
f
e
k
t
i
v
e
r

B
e
r
e
i
c
h
/
T
r
e
s
o
r
A
l
f
r
e
d
-
H
e
r
r
h
a
u
s
e
n
-
A
l
l
e
e

1
6
-
2
4

D
-
6
5
7
6
0

E
s
c
h
b
o
r
n
,

G
e
r
m
a
n
y
S
e
t
t
l
e
m
e
n
t

i
n
s
t
r
u
c
t
i
o
n
s

s
h
o
u
l
d

i
n
c
l
u
d
e
:

F
i
e
l
d

2
2
F
:
:
S
T
C
O
/
/
P
H
Y
S
A
c
c
o
u
n
t

#

7
0
1
5
0
0
0

B
I
C
:

D
E
U
T
D
E
F
F
C
U
S




Information Classification: Limited Access

**Unpublished valid BIC in accordance with S.W.I.F.T. guidelines.
For Securities and Cash deadlines, please refer to the Securities
Deadline Summary Matrix and the Cash Delivery Instruction Matrix, found in the beginning of this Reference Matrices chapter.

S
T
A
T
E

S
T
R
E
E
T

|

I
N
V
E
S
T
M
E
N
T

M
A
N
A
G
E
R

G
U
I
D
E

1
7
5



REFERENCE MATRICES   |   SECURITIES AND REQUIRED INFORMATION
MATRIX

M
a
r
k
e
t
S
u
b
c
u
s
t
o
d
i
a
n
D
e
p
o
s
i
t
o
r
y
Other
Information

S
t
a
t
e

S
t
r
e
e
t

B
a
n
k

I
n
t
e
r
n
a
t
i
o
n
a
l

G
m
b
H

B
r
i
e
n
n
e
r

S
t
r
a
s
s
e

5
9
8
0
3
3
3

M
u
n
i
c
h

G
e
r
m
a
n
y
State Street Bank International GmbH: E/D:
Clearstream Banking AG, Frankfurt
All State Street Bank International GmbH client accounts Ref: Clearstream Banking
AG, Frankfurt
95R:: DEAG/REAG please use CBF
participant account # or 95P:: DEAG/REAG with BIC11 (BIC11 composed of
SBOSDEMX and the last three digits of the respective CBF participant account #)
Optional: 95P:: BUYR/SELL with the State
Street BIC: SBOSDEMXCST Various CBF
accounts
State Street Bank and Trust Company: E/D:
Clearstream Banking AG, Frankfurt For all
State Street locations except GmbH Ref:
Clearstream Banking AG, Frankfurt
95R::DEAG/REAG please use CBF
participant account # or 95P::DEAG/REAG
with BIC11 (BIC11 composed of
SBOSDEMX and the last three digits of
respective CBF participant account #)
Optional: 95P:: BUYR/SELL with the State
Street BIC: SBOSUS3CXXX Various CBF
accounts
G
h
a
n
a
S
t
a
n
d
a
r
d

C
h
a
r
t
e
r
e
d

B
a
n
k

G
h
a
n
a

L
i
m
i
t
e
d
P
..
O
..

B
o
x

7
6
8
1
s
t

F
l
o
o
r
,
H
i
g
h

S
t
r
e
e
t

B
u
i
l
d
i
n
g

A
c
c
r
a
,

G
h
a
n
a
B
I
C
:

S
C
B
L
G
H
A
C
X
X
X
G
o
v
t

D
:

C
e
n
t
r
a
l

S
e
c
u
r
i
t
i
e
s

D
e
p
o
s
i
t
o
r
y

(
G
h
a
n
a
)

L
i
m
i
t
e
d

E

l
i
s
t
e
d

o
n

t
h
e

G
h
a
n
a

S
t
o
c
k

E
x
c
h
a
n
g
e

(
G
S
E
)
:

G
S
E

S
e
c
u
r
i
t
i
e
s

D
e
p
o
s
i
t
o
r
y

C
o
m
p
a
n
y

L
t
d
..
Required:
Subcustodian
must affirm
acceptance
of settling a
trade prior to
settlement
date. To
accept
settlement
the
subcustodian
must have a
matched
trade
settlement
instruction
and funding
to support a
trade
purchase. If
an investor is
funding a
purchase via
a third party
FX, cleared
cash must be
in the
investor's
segregated
cash account
at Standard
Chartered
Bank by SD-
1 at 17:00
local time for
fixed income
trades and
SD-1 at
10:30 local
time for
equity trades.
G
r
e
e
c
e
B
N
P

P
a
r
i
b
a
s
S
e
c
u
r
i
t
i
e
s

S
e
r
v
i
c
e
s
,

S
..
C
..
A
..
,
2

L
a
m
p
s
a
k
o
u

S
t
r
e
e
t
1
1
5

2
8
,

A
t
h
e
n
s
,

G
r
e
e
c
e
B
I
C
:

P
A
R
B
G
R
A
X
X
X
X
E
:

K
e
n
t
r
i
k
o

A
p
o
t
h
e
t
i
r
i
o

A
k
s
i
o
n

(
A
p
o
t
h
e
t
i
r
i
o
)
,

a

d
e
p
a
r
t
m
e
n
t

o
f

H
E
L
E
X
D
:

B
a
n
k

o
f

G
r
e
e
c
e
Required:
*	For
bonds:
issue
date,
duratio
n, and
initial
interest
rate
G
u
i
n
e
a
-

B
i
s
s
a
u
S
t
a
n
d
a
r
d

C
h
a
r
t
e
r
e
d

B
a
n
k
C
o
t
e

d
'
I
v
o
i
r
e

2
3
,

B
l
d

d
e

l
a

R
e
p
u
b
l
i
q
u
e
1
7

B
P

1
1
4
1

A
b
i
d
j
a
n
1
7
C
o
t
e

d
'
I
v
o
i
r
e
B
I
C
:

S
C
B
L
C
I
A
B
S
S
U
E
/
D
:

D
e
p
o
s
i
t
a
i
r
e

C
e
n
t
r
a
l
e

-

B
a
n
q
u
e

d
e

R
e
g
l
e
m
e
n
t
State Street
has arranged
facilities to
service only
West African
Nations'
securities
that are listed
on the
BRVM. All
securities
and cash
transactions
processed
through the
BRVM for
State Street
clients will
clear through
our
subcustodian
bank in the
Ivory Coast.
Local
physical
certificates
are available
in the
individual
markets, but
are
negotiated,
processed,
and safekept
outside of the
services
arranged for
these
markets.
State Street
has arranged
facilities to
service only
the securities
issued in
these
markets that
are listed on
the BRVM.
Required:
*	Pre-
funding
is
require
d by
SD-1,
16:00
local
time.

Information Classification: Limited Access

**Unpublished valid BIC in accordance with S.W.I.F.T. guidelines.
For Securities and Cash deadlines, please refer to the Securities
Deadline Summary Matrix and the Cash Delivery Instruction Matrix, found in the beginning of this Reference Matrices chapter.

S
T
A
T
E

S
T
R
E
E
T

|

I
N
V
E
S
T
M
E
N
T

M
A
N
A
G
E
R

G
U
I
D
E

1
7
6



REFERENCE MATRICES   |   SECURITIES AND REQUIRED INFORMATION
MATRIX

Market             Subcustodian        Depository     Other
Information

Hong Kong       Standard Chartered
Bank (Hong Kong) Limited
15th Floor Standard Chartered Tower
388 Kwun Tong Road Kwun Tong, Hong Kong
Attn: Client Service Manager Custody & Clearing Services
BIC: SCBLHKHHXXX

E/D: Central Clearing and Settlement System Settlements (CCASS)**
Participant #: C00039
D: Central Money Market Unit (CMU)
Participant #: CBHK039
**CCASS will execute a compulsory buy-in on T+3 for Continuous
Net Settlement system.In order to avoid failed trades, it is a market practice that counterparties perform trade pre-matching on T+1 by 16:00, Hong Kong time

Required:
Any exchange of securities with a change of beneficiary ownership
(CBO) is subject to an ad valorem stamp duty of 0.1%, payable by the buyer and seller alike. The stamp duty on exchange trades is normally collected by the broker as part of the settlement amount.
For off-exchange trades, the buyer and seller are responsible for arranging the stamp duty payment. Please instruct by using the following code words in Field 22F of the MT54x instruction (ISO15022)
if stamp duty payment is required. No information in Field 22F will be considered as stamp duty paid.
22F: STAM/CCAS/FUSD   pay the stamp duty in full 22F: STAM/CCAS/HASD
pay half of the stamp duty
When the code word relative to stamp duty information is included in Field 22F but both Field 19A (optional indicator for stamp duty amount)
and Field 90B (optional indicator for unit price) are not populated, our local subcustodian, Standard Chartered Bank will use the trade day closing price and apply the standard formula and rate governed by the stamp duty payment indicator, (i.e., FUSD and HASD).
For clients that are not yet ISO15022 compliant, please provide the following stamp duty instruction in Field 72: SCB is authorized to pay half (or full) stamp for this trade.Client account number field is mandatory.
The buyer's safekeeping account number must be provided as follows for S.W.I.F.T. users (or in the hard copy of the trade instructions):
97A::SAFE in the BUYR settlement party block.
Chinese renminbi (CNY)
Currency controls prohibit the transfer of CNY between the CNY accounts established in Hong Kong from/to the People's Republic of China (PRC)
without the approval of the relevant PRC authorities.
*	Requests for foreign exchange execution of CNY sent independently from a corresponding security trade must provide clear direction to settle in Hong Kong:
*	"Off-shore execution" (Hong Kong CNY)
*	For regulatory reasons, a cross border transfer is required to go through Bank of China HK as intermediary bank. Quote BKCHHKHH838 in field 56.Investors must include a valid transaction type code specifying the purpose of the payment on all CNY cross border payments to China processed through the China National Advanced Payment System.
The payment code must be specified in field 72 of S.W.I.F.T. instructions via MT103 or MT202 and the available options are listed below.

P
a
y
m
e
n
t

D
e
s
c
r
i
p
t
i
o
n
M
T
1
0
3
M
T
2
0
2
1
..

C
r
o
s
s

B
o
r
d
e
r

C
a
p
i
t
a
l

T
r
a
n
s
f
e
r

(
i
n
c
l
u
d
i
n
g

b
o
n
d
)
-
/
B
N
D
D
R
/
2
..

C
r
o
s
s

B
o
r
d
e
r

C
a
p
i
t
a
l

T
r
a
n
s
f
e
r

(
i
n
c
l
u
d
i
n
g

c
a
p
i
t
a
l

t
r
a
n
s
f
e
r

o
t
h
e
r

t
h
a
n

b
o
n
d
)
/
C
C
T
F
D
R
/
/
B
C
T
F
D
R
/
3
..

C
r
o
s
s

B
o
r
d
e
r

F
u
n
d

T
r
a
n
s
f
e
r
-
/
B
F
T
F
D
R
/

Information Classification: Limited Access

**Unpublished valid BIC in accordance with S.W.I.F.T. guidelines.
For Securities and Cash deadlines, please refer to the Securities
Deadline Summary Matrix and the Cash Delivery Instruction Matrix, found in the beginning of this Reference Matrices chapter.

S
T
A
T
E

S
T
R
E
E
T

|

I
N
V
E
S
T
M
E
N
T

M
A
N
A
G
E
R

G
U
I
D
E

1
7
7



REFERENCE MATRICES   |   SECURITIES AND REQUIRED INFORMATION
MATRIX

M
a
r
k
e
t
S
u
b
c
u
s
t
o
d
i
a
n
D
e
p
o
s
i
t
o
r
y
Other
Information
H
u
n
g
a
r
y
U
n
i
C
r
e
d
i
t

B
a
n
k

H
u
n
g
a
r
y

Z
r
t
..

6
t
h

F
l
o
o
r
,
S
z
a
b
a
d
s
a
g

t
e
r

5
-
6

H
-
1
0
5
4

B
u
d
a
p
e
s
t
,

H
u
n
g
a
r
y
B
I
C
:

B
A
C
X
H
U
H
B
X
X
X

C
i
t
i
b
a
n
k

E
u
r
o
p
e

p
l
c
,

H
u
n
g
a
r
i
a
n

B
r
a
n
c
h
E
/
D
:

K
E
L
E
R

K
o
z
p
o
n
t
i

E
r
t
e
k
t
a
r

Z
r
t
..
U
n
i
C
r
e
d
i
t

K
E
L
E
R

p
a
r
t
i
c
i
p
a
n
t

I
D
:

0
3
1
8

E
/
D
:

K
E
L
E
R
K
o
z
p
o
n
t
i

E
r
t
e
k
t
a
r

Z
r
t
..
Required:
*	Power
s of
Attorne
y
(POAs)
will be
require
d to
particip
ate in
State
Street'
s proxy
voting
service
for
Hungar
y and
for
certain
corpor
ate
events.
POAs
may
also be
require
d if a
client
wants
to
attend
a
general
meetin
g in
person.
*	Clients
must
populat
e field
95R::D
EAG/R
EAG
with
the
Data
Schem
e
quoting
the
KELER
particip
ant ID
of their
counter
party's
local
agent.
*	For
Free of
Payme
nt
instruct
ions,
additio
nally,
field

7

S
z
a
b
a
d
s
a
g

t
e
r
,

B
a
n
k

C
e
n
t
e
r

B
u
d
a
p
e
s
t
,

H
-
1
0
5
1

H
u
n
g
a
r
y
B
I
C
:

C
I
T
I
H
U
H
X
X
X
X
C
i
t
i
b
a
n
k

K
E
L
E
R

p
a
r
t
i
c
i
p
a
n
t

I
D
:

0
4
1
0
95P::S
ELL/B
UYR
must
be
populat
ed with
the
BIC
code of
the
global
custodi
an.
I
c
e
l
a
n
d
L
a
n
d
s
b
a
n
k
i
n
n

h
f
..

A
u
s
t
u
r
s
t
r
a
t
i

1
1
1
5
5

R
e
y
k
j
a
v
i
k
,

I
c
e
l
a
n
d
B
I
C
:

N
B
I
I
I
S
R
E
X
X
X
N
a
s
d
a
q

v
e
r
?
b
r
e
f
a
m
i
?
s
t
o
?

h
f
..
(
N
A
S
D
A
Q

C
S
D

I
c
e
l
a
n
d

h
f
)
Required:
*	Docum
entatio
n must
be
provide
d prior
to
invest
ment.
*	Investo
rs must
register
all
inflows
of
Iceland
ic
krona
(ISK)
to
enable
repatria
tion at
a later
date.
*	Clients
must
also
clearly
state
whethe
r a
trade is
a new
invest
ment
or an
old
invest
ment in
free
format
field
70E of
the
MT54X
S.W.I.F
..T.
instruct
ion.
*	Investo
rs who
wish to
fund
securiti
es
purcha
se
transac
tions
using
an FX
booked
by the
Subcu
stodian
, the
MT599
should
be sent
for the
FX on
SD-1
of the
underly
ing
securiti
es
transac
tion,
otherwi
se the
transac
tion
may be
delaye
d,
pendin
g
receipt
of an
FX
instruct
ion.
*	Cash
deposit
s and
sale
procee
ds for
invest
ments
held
prior to
Novem
ber 1,
2009,
are
deposit
ed into
a
highly
restrict
ed
cash
accoun
t,
which
has
extrem
ely
limited
options
for the
invest
ment
of ISK.
*	Investo
rs
purcha
sing
govern
ment
bonds
are
subject
to a
40%
cash
reserve
require
ment.
This
must
be
transfer
red into
a cash
reserve
accoun
t within
two
weeks
of FX
settlem
ent
I
n
d
i
a
T
h
e

H
o
n
g
k
o
n
g

a
n
d

S
h
a
n
g
h
a
i

B
a
n
k
i
n
g

C
o
r
p
o
r
a
t
i
o
n

L
i
m
i
t
e
d
1
1
F
,

B
u
i
l
d
i
n
g

3
,

N
E
S
C
O

-

I
T

P
a
r
k
,
N
E
S
C
O

C
o
m
p
l
e
x
,

W
e
s
t
e
r
n

E
x
p
r
e
s
s

H
i
g
h
w
a
y
,

G
o
r
e
g
a
o
n

(
E
a
s
t
)
,

M
u
m
b
a
i

4
0
0
0
6
3
,

I
n
d
i
a
B
I
C
:

H
S
B
C
I
N
B
B
X
X
X

D
e
u
t
s
c
h
e

B
a
n
k

A
G

I
n
v
e
s
t
o
r

S
e
r
v
i
c
e
s

B
l
o
c
k

B
1
,
4
t
h

F
l
o
o
r
,
N
i
r
l
o
n

K
n
o
w
l
e
d
g
e

P
a
r
k
E
/
C
o
r
p
:

C
e
n
t
r
a
l

D
e
p
o
s
i
t
o
r
y

S
e
r
v
i
c
e
s

(
I
n
d
i
a
)

L
i
m
i
t
e
d

(
C
D
S
L
)
N
a
t
i
o
n
a
l

S
e
c
u
r
i
t
i
e
s

D
e
p
o
s
i
t
o
r
y

L
i
m
i
t
e
d

(
N
S
D
L
)

G
o
v
'
t
:

R
e
s
e
r
v
e

B
a
n
k

o
f

I
n
d
i
a

(
R
B
I
)
Required:
*	Docum
entatio
n must
be
provide
d prior
to
invest
ment.
*	Foreig
n
exchan
ge
inform
ation
should
be
placed
in field
11A;
foreign
exchan
ge
request
s
should
not be
placed
in field
70E.
*	ADR/G
DR
trades
must
include
the
settlem
ent
locatio
n
referen
ce for
the
respect
ive
subcus
todian:
INH
(for
HSBC)
or IND
(for
Deutsc
he
Bank).
*	Corpor
ate
bond
settlem
ent
throug
h the
Nation
al
Securiti
es
Clearin
g
Corpor
ation
Limited
(NSCC
L)/India
n
Clearin
g
Corpor
ation
Limited
(ICCL)
must
note
PSET
in the
MT54X
messa
ge
NSCC
L or
ICCL.
For
over
the
counter
trades:
OTC.
*	Investo
rs
wishing
to
particip
ate in
qualifie
d
instituti
onal
placem
ents
(QIPs),
initial
public
offering
s
(IPOs),
offers
for sale
(OFSs)
,
instituti
onal
placem
ent
progra
ms
(IPPs),
and
further
public
offering
s
(FPOs)
must
provide
the
followin
g to
State
Street
by the
relevan
t
event's
deadlin
e in
order
for the
subcus
todian
to
submit
bid
Off Western Express
instructions on an investor's behalf. Highway
Goregaon (E)
*???????account number/fund
Mumbai 400 063, India
*???????securities script name
BIC: DEUTINBBXXX
*???????BID quantity

Information Classification: Limited Access

**Unpublished valid BIC in accordance with S.W.I.F.T. guidelines.
For Securities and Cash deadlines, please refer to the Securities
Deadline Summary Matrix and the Cash Delivery Instruction Matrix, found in the beginning of this Reference Matrices chapter.

S
T
A
T
E

S
T
R
E
E
T

|

I
N
V
E
S
T
M
E
N
T

M
A
N
A
G
E
R

G
U
I
D
E

1
7
8



REFERENCE MATRICES   |   SECURITIES AND REQUIRED INFORMATION
MATRIX

M
a
r
k
e
t
S
u
b
c
u
s
t
o
d
i
a
n
D
e
p
o
s
i
t
o
r
y
Other
Information
*	BI
D
pr
ic
e
*	to
ta
l
BI
D
a
m
o
u
nt
*	fu
n
di
n
g
in
st
ru
cti
o
n
s
*	A
n
y
of
fe
r
s
p
e
cif
ic
a
c
k
n
o
wl
e
d
g
e
m
e
nt
st
at
e
m
e
nt
(s
)
or
a
d
e
cl
ar
at
io
n(
s)
[f
or
e
x
a
m
pl
e:
W
e
h
a
v
e
re
a
d
a
n
d
u
n
d
er
st
o
o
d
th
e
te
r
m
s
a
n
d
c
o
n
di
ti
o
n
of
th
e
of
fe
r
a
n
d
ar
e
eli
gi
bl
e
to
a
p
pl
y]
;
fa
ilu
re
to
in
cl
u
d
e
all
re
q
ui
re
d
d
e
cl
ar
at
io
n
s
wi
ll
re
s
ul
t
in
th
e
in
st
ru
cti
o
n
s
b
ei
n
g
d
e
e
m
e
d
in
c
o
m
pl
et
e
b
y
th
e
m
ar
k
et
..
Incomp
lete
instruct
ions
will
require
correct
full
instruct
ions to
be sent
prior to
market
deadlin
e. Late
instruct
ions
will be
proces
sed on
a
reason
able
efforts
basis.
*	Investo
rs that
would
like to
use
existin
g INR
balanc
es in
their
accoun
t for
purcha
se
transac
tions
must
inform
the
subcus
todian
via an
MT599
,
otherwi
se the
transac
tion
may be
held up
pendin
g
receipt
of an
FX
instruct
ion.
*	State
Street
has
implem
ented
standin
g
instruct
ions
with its
subcus
todians
to use
the
early
pay-in
metho
d for
meetin
g
client's
margini
ng
require
ments
on
T+1.
Clients
who
would
like to
post
margin
(curren
tly set
to
100%
for
equity
purcha
ses
and
sales)
instead
of
using
early
pay-in
will
need
to opt
out.
*	Investo
rs must
obtain
a debt
limit
prior to
purcha
sing
govern
ment
debt
instrum
ents
when
the
aggreg
ate
limit
reache
s or
exceed
s 90%
of the
aggreg
ate
approv
ed
amoun
t.
Auction
s for
limits
when
90% of
the
approv
ed
aggreg
ate
amoun
t has
been
reache
d will
be
every
20
calend
ar days
as
announ
ced by
the
Securiti
es and
Exchan
ge
Board
of India
(SEBI).
Upon
succes
sful
bidding
on a
debt
limit,
investo
rs must
notify
the
subcus
todian
that a
limit
has
been
receive
d and
remit
the
fees for
succes
sful
bids to
SEBI
within
three
busine
ss
days of
the
auction
..
*	Debt
prefere
nce
shares
are
include
d
under
the
debt
limits.
As
such,
althoug
h they
are
traded
and
settled
in
UNITS,
market
practic
e is to
reflect
in
FAMT
on the
subcus
todian'
s
custod
y
system
.. State
Street'
s
custod
y
system
will
reflect
the
holding
s as
reporte
d by
the
subcus
todian.
*	Investo
rs that
invest
in debt
securiti
es
must
include
the
followin
g
informa
tion in
their
settlem
ent
instruct
ions:
*	Br
o
k
er
a
g
e
fe
e
*	C
o
u
nt
er
p
ar
ty
n
a
m
e
a
s
re
gi
st
er
e
d
in
R
BI
's
b
o
o
k
s
*	S
o
ur
c
e
of
li
m
it
ut
ili
z
at
io
n
(a
s
a
p
pli
c
a
bl
e
o
n
c
e
9
0
%
of
th
e
a
g
gr
e
g
at
e
li
m
it
is
re
a
c
h
e
d)
*	Ti
m
e
of
tr
a
d
e
e
x
e
c
ut
io
n
*	All over
the
counter
govern
ment
debt
trades
must
be
reporte
d on
the
NDS
OM
system
per
regulati
on.
Investo
rs must
notify
the
subcus
todian
throug
h State
Street
via
MT599
at least
two
busine
ss
days
prior to
the
initial
purcha
se of
govern
ment
debt
for the
one-
time
set up
on the
NDS
OM
system
to be
comple
ted
prior to
trading.

Information Classification: Limited Access

**Unpublished valid BIC in accordance with S.W.I.F.T. guidelines.
For Securities and Cash deadlines, please refer to the Securities
Deadline Summary Matrix and the Cash Delivery Instruction Matrix, found in the beginning of this Reference Matrices chapter.

S
T
A
T
E

S
T
R
E
E
T

|

I
N
V
E
S
T
M
E
N
T

M
A
N
A
G
E
R

G
U
I
D
E

1
7
9



REFERENCE MATRICES   |   SECURITIES AND REQUIRED INFORMATION
MATRIX

M
a
r
k
e
t
S
u
b
c
u
s
t
o
d
i
a
n
D
e
p
o
s
i
t
o
r
y
Other
Information
I
n
d
o
n
e
s
i
a
D
e
u
t
s
c
h
e

B
a
n
k

A
..
G
..

D
e
u
t
s
c
h
e

B
a
n
k

B
u
i
l
d
i
n
g
,
4
t
h

F
l
o
o
r
J
l
..

I
m
a
m

B
o
n
j
o
l
,

N
o
..

8
0
J
a
k
a
r
t
a

1
0
3
1
0
,

I
n
d
o
n
e
s
i
a
A
t
t
n
:

I
n
v
e
s
t
o
r

S
e
r
v
i
c
e
s

B
I
C
:

D
E
U
T
I
D
J
A
X
X
X
E
:

P
T

K
u
s
t
o
d
i
a
n

S
e
n
t
r
a
l

E
f
e
k

I
n
d
o
n
e
s
i
a

(
K
S
E
I
)
D
:

B
a
n
k

I
n
d
o
n
e
s
i
a

(
B
I
)

S
y
s
t
e
m

-

f
o
r

c
e
n
t
r
a
l

b
a
n
k

d
e
b
t
Required:
*	Refere
nce
fund
XXXX
Government
debt
securities,
which include
government
recapitalized
bonds,
treasury
bonds, and
treasury bills,
can only be
settled
delivery
versus
payment in
the
secondary
market.
Corporate
debt
securities
can  be
settled
against
payment or
free of
payment.
The following
cash
consideration
s must be
followed
when clients
send
settlement
instructions
for
government
bond
transactions
or corporate
bond
transactions
against
payment in
Indonesia:
*	Sale
instruc
tions:
Cash
consid
eration
should
be the
NET
amou
nt of
the
transa
ction,
that is,
the
settle
ment
amou
nt
MINU
S the
amou
nt  of
tax to
be
paid
(this
would
be
retaine
d by
the
buyer'
s
subcu
stodia
n for
payme
nt to
the tax
authori
ties).
Clients
should
also
includ
e the
selling
price
in field
90B
and
accrue
d
interes
t in
field
19A.
*	Purch
ase
instruc
tions:
Cash
consid
eration
should
be the
GROS
S
amou
nt of
the
transa
ction,
that is,
the
settle
ment
amou
nt
PLUS
any
tax
amou
nt to
be
paid
by the
buyer'
s
subcu
stodia
n on
behalf
of the
seller.
The
purcha
se
price
should
be
includ
ed in
field
90B
and
accrue
d
interes
t in
field
19A
for the
purpos
e of
calcul
ating
the tax
due at
the
time of
sale.
If the relevant
data is not
included in
fields 90B
and 19A, it
will need to
be provided
via an
MT599 at the
time the bond
is sold.
Failure to
correctly
format
instructions
may lead to
delays in
trade
matching and
possible
failed trades.
Exceptions to
the delivery
versus
payment
requirement
may be
granted  for
special
circumstance
s such as
transfer as a
grant,
inheritance,
repayment of
loan/obligatio
ns, or
transfer of
assets that
involve no
change in
beneficial
ownership.
Under these
conditions,
debt
securities
may continue
to be settled
on a free of
payment
basis;
however, the
reason for
the exception
must be
stated during
trading
and/or
settlement for
free of
payment
transactions.
Local
regulations
require
Indonesian
rupiah (IDR)
coming into
the account
of a non-
resident to be
supported by
documentatio
n which
includes
information
on the
securities
transaction
that the IDR
will be used
to settle.
Investors
executing
third party
exchanges
are required
to send
authorization
to the
subcustodian
, via State
Street, to
release this
information at
the time the
FX is
requested.
State Street
implemented
a standing
instruction
with
Deutsche
Bank AG, its
local
subcustodian
bank, that all
FOP
transactions
received from
State Street
on behalf of
its clients are
to be
considered
as on-
exchange
(i.e., linked to
a transaction
executed by
a broker on
the
exchange)
unless
otherwise
indicated.
For FOP
transactions
executed off-
exchange,
the KSEI will
require each
foreign
investor to
submit a
valid reason
for the
transaction
and
appropriate
supporting
documentatio
n to
Deutsche
Bank AG
prior to the
settlement of
the
transaction.
The
acceptable
reasons,
required
supporting
documentatio
n, and
S.W.I.F.T.
requirements
are outlined
in the
following
table.

Information Classification: Limited Access

**Unpublished valid BIC in accordance with S.W.I.F.T. guidelines.
For Securities and Cash deadlines, please refer to the Securities
Deadline Summary Matrix and the Cash Delivery Instruction Matrix, found in the beginning of this Reference Matrices chapter.

S
T
A
T
E

S
T
R
E
E
T

|

I
N
V
E
S
T
M
E
N
T

M
A
N
A
G
E
R

G
U
I
D
E

1
8
0



REFERENCE MATRICES   |   SECURITIES AND REQUIRED INFORMATION
MATRIX

M
a
r
k
e
t
S
u
b
c
u
s
t
o
d
i
a
n
D
e
p
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i
t
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r
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I
n
f
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i
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n





O
f
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x
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h
a
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e

t
r
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p
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p
p
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d
o
c
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m
e
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S
..
W
..
I
..
F
..
T
..
r
e
q
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i
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m
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n
t
s



p
u
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h
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/
s
a
l
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o
f

e
q
u
i
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i
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,

a
s
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t

b
a
c
k
e
d

s
e
c
u
r
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,

a
n
d

p
a
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i
p
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u
n
i
t
s
*	c
l
i
e
n
t
'
s

t
r
a
n
s
f
e
r

i
n
s
t
r
u
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t
i
o
n
;

a
n
d

c
o
p
y

o
f

t
h
e

p
u
r
c
h
a
s
e
/
s
a
l
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a
g
r
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m
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t

i
n

t
h
e

n
a
m
e

o
f

t
h
e

c
l
i
e
n
t
S
e
q
u
e
n
c
e

B
:

t
r
a
d
e

d
e
t
a
i
l
s
:
9
4
B
:
:
T
R
A
D
/
/
O
T
C
O

S
e
q
u
e
n
c
e

E
:

s
e
t
t
l
e
m
e
n
t

d
e
t
a
i
l
s
:
2
2
F
:
:
S
E
T
R
/
/
T
R
A
D



p
u
r
c
h
a
s
e
/
s
a
l
e

o
f

f
i
x
e
d

i
n
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m
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s
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c
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r
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*	c
l
i
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n
t
'
s

t
r
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s
f
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r

i
n
s
t
r
u
c
t
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;

a
n
d

w
r
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c
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f
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n

o
f

t
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p
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c
h
a
s
e
/
s
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t
r
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n
s
a
c
t
i
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f
r
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m

r
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l
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d

p
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s
S
e
q
u
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n
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e

B
:

t
r
a
d
e

d
e
t
a
i
l
s
:
9
4
B
:
:
T
R
A
D
/
/
O
T
C
O

S
e
q
u
e
n
c
e

E
:

s
e
t
t
l
e
m
e
n
t

d
e
t
a
i
l
s
:
2
2
F
:
:
S
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T
R
/
/
T
R
A
D



s
e
c
u
r
i
t
i
e
s

l
e
n
d
i
n
g
/
b
o
r
r
o
w
i
n
g
*	c
l
i
e
n
t
'
s

t
r
a
n
s
f
e
r

i
n
s
t
r
u
c
t
i
o
n
;

a
n
d

c
o
p
y

o
f

t
h
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s
e
c
u
r
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t
i
e
s

l
e
n
d
i
n
g
/
b
o
r
r
o
w
i
n
g

a
g
r
e
e
m
e
n
t

i
n

t
h
e

n
a
m
e

o
f

t
h
e

c
l
i
e
n
t
..
B
o
r
r
o
w
e
r

S
e
q
u
e
n
c
e

B
:

t
r
a
d
e

d
e
t
a
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l
s
:
9
4
B
:
:
T
R
A
D
/
/
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O
S
e
q
u
e
n
c
e

E
:

s
e
t
t
l
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m
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t

d
e
t
a
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l
s
:
2
2
F
:
:
S
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/
S
E
C
B

L
e
n
d
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r
S
e
q
u
e
n
c
e

B
:

t
r
a
d
e

d
e
t
a
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l
s
:
9
4
B
:
:
T
R
A
D
/
/
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T
C
O
S
e
q
u
e
n
c
e

E
:

s
e
t
t
l
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m
e
n
t

d
e
t
a
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l
s
:
2
2
F
:
:
S
E
T
R
/
S
E
C
L



c
o
l
l
a
t
e
r
a
l
*	c
l
i
e
n
t
'
s

t
r
a
n
s
f
e
r

i
n
s
t
r
u
c
t
i
o
n
;

a
n
d

c
o
p
y

o
f

p
l
e
d
g
e

a
g
r
e
e
m
e
n
t

o
r

n
o
t
a
r
i
a
l

d
e
e
d

o
f

f
i
d
u
c
i
a
r
y
;

o
r

s
e
c
u
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t
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e
s

a
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f
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c
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e

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n

t
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n
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m
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f

t
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c
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t
C
o
l
l
a
t
e
r
a
l

t
a
k
e
r

S
e
q
u
e
n
c
e

B
:

t
r
a
d
e

d
e
t
a
i
l
s
:
9
4
B
:
:
T
R
A
D
/
/
O
T
C
O

S
e
q
u
e
n
c
e

E
:

s
e
t
t
l
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m
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n
t

d
e
t
a
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l
s
:
2
2
F
:
:
S
E
T
R
/
C
O
L
I

C
o
l
l
a
t
e
r
a
l

g
i
v
e
r

S
e
q
u
e
n
c
e

B
:

t
r
a
d
e

d
e
t
a
i
l
s
:
9
4
B
:
:
T
R
A
D
/
/
O
T
C
O

S
e
q
u
e
n
c
e

E
:

s
e
t
t
l
e
m
e
n
t

d
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t
a
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s
:
2
2
F
:
:
S
E
T
R
/
C
O
L
O



i
n
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t
i
a
l

p
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b
l
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c

o
f
f
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r
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d
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s
t
r
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b
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t
i
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n
*	a
l
l
o
t
m
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n
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c
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n
f
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m
a
t
i
o
n

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n

t
h
e

n
a
m
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o
f

t
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e

c
l
i
e
n
t
;

o
r
d
i
s
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r
i
b
u
t
i
o
n

i
n
s
t
r
u
c
t
i
o
n

f
r
o
m

t
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e

s
e
l
l
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n
g

a
g
e
n
t
/
u
n
d
e
r
w
r
i
t
e
r

q
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t
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n
g

t
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c
l
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n
t
'
s

o
r
d
e
r

n
u
m
b
e
r
S
e
q
u
e
n
c
e

B
:

t
r
a
d
e

d
e
t
a
i
l
s
:
9
4
B
:
:
T
R
A
D
/
/
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T
C
O

S
e
q
u
e
n
c
e

E
:

s
e
t
t
l
e
m
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d
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t
a
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l
s
:
2
2
F
:
:
S
E
T
R
/
I
S
S
U

Information Classification: Limited Access

**Unpublished valid BIC in accordance with S.W.I.F.T. guidelines.
For Securities and Cash deadlines, please refer to the Securities
Deadline Summary Matrix and the Cash Delivery Instruction Matrix, found in the beginning of this Reference Matrices chapter.

S
T
A
T
E

S
T
R
E
E
T

|

I
N
V
E
S
T
M
E
N
T

M
A
N
A
G
E
R

G
U
I
D
E

1
8
1



REFERENCE MATRICES   |   SECURITIES AND REQUIRED INFORMATION
MATRIX

M
a
r
k
e
t
S
u
b
c
u
s
t
o
d
i
a
n
D
e
p
o
s
i
t
o
r
y
O
t
h
e
r

I
n
f
o
r
m
a
t
i
o
n





s
e
c
u
r
i
t
i
e
s

t
r
a
n
s
f
e
r

b
e
t
w
e
e
n

s
u
b
a
c
c
o
u
n
t

o
w
n
e
d

b
y

t
h
e

s
a
m
e

c
l
i
e
n
t
c
l
i
e
n
t
'
s

t
r
a
n
s
f
e
r

i
n
s
t
r
u
c
t
i
o
n
E
x
t
e
r
n
a
l

p
a
r
t
y

S
e
q
u
e
n
c
e

B
:

t
r
a
d
e

d
e
t
a
i
l
s
:
9
4
B
:
:
T
R
A
D
/
/
O
T
C
O

S
e
q
u
e
n
c
e

E
:

s
e
t
t
l
e
m
e
n
t

d
e
t
a
i
l
s
:
2
2
F
:
:
S
E
T
R
/
/
O
W
N
E

I
n
t
e
r
n
a
l

p
a
r
t
y

S
e
q
u
e
n
c
e

B
:

t
r
a
d
e

d
e
t
a
i
l
s
:
9
4
B
:
:
T
R
A
D
/
/
O
T
C
O

S
e
q
u
e
n
c
e

E
:

s
e
t
t
l
e
m
e
n
t

d
e
t
a
i
l
s
:
2
2
F
:
:
S
E
T
R
/
/
O
W
N
I



e
x
c
h
a
n
g
e

t
r
a
d
e
d

f
u
n
d
i
n
s
t
r
u
c
t
i
o
n

f
r
o
m

t
h
e

p
a
r
t
i
c
i
p
a
t
i
n
g

d
e
a
l
e
r
S
u
b
s
c
r
i
p
t
i
o
n

S
e
q
u
e
n
c
e

B
:

t
r
a
d
e

d
e
t
a
i
l
s
:
9
4
B
:
:
T
R
A
D
/
/
O
T
C
O

S
e
q
u
e
n
c
e

E
:

s
e
t
t
l
e
m
e
n
t

d
e
t
a
i
l
s
:
2
2
F
:
:
S
E
T
R
/
/
S
U
B
S

R
e
d
e
m
p
t
i
o
n

S
e
q
u
e
n
c
e

B
:

t
r
a
d
e

d
e
t
a
i
l
s
:
9
4
B
:
:
T
R
A
D
/
/
O
T
C
O

S
e
q
u
e
n
c
e

E
:

s
e
t
t
l
e
m
e
n
t

d
e
t
a
i
l
s
:
2
2
F
:
:
S
E
T
R
/
/
R
E
D
M



g
r
a
n
t
*	c
l
i
e
n
t
'
s

t
r
a
n
s
f
e
r

i
n
s
t
r
u
c
t
i
o
n
;

a
n
d

c
o
p
y

o
f

t
h
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d
o
n
a
t
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o
n
/
g
r
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t

a
g
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m
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i
n

t
h
e

n
a
m
e

o
f

t
h
e

c
l
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t
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e
q
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n
c
e

B
:

t
r
a
d
e

d
e
t
a
i
l
s
:
9
4
B
:
:
T
R
A
D
/
/
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T
C
O

S
e
q
u
e
n
c
e

E
:

s
e
t
t
l
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m
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d
e
t
a
i
l
s
:
2
2
F
:
:
S
E
T
R
/
K
S
E
I
/
G
R
A

N



I
n
h
e
r
i
t
a
n
c
e
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l
i
e
n
t
'
s

t
r
a
n
s
f
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r

i
n
s
t
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c
t
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o
n
;

a
n
d

c
o
p
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f

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n
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r
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d
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,

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s
t
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m
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l
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c
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t

d
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c
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e
q
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:

t
r
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d
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t
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:
9
4
B
:
:
T
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/
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S
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q
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n
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:

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m
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d
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:
2
2
F
:
:
S
E
T
R
/
K
S
E
I
/
H
E
R



I
n
b
r
e
n
g
/
b
a
r
t
e
r
*	c
l
i
e
n
t
'
s

t
r
a
n
s
f
e
r

i
n
s
t
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u
c
t
i
o
n
;

a
n
d

c
o
p
y

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f

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I
n
b
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n
g

d
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d

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n

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n
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m
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o
f

t
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e

c
l
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n
t
`
S
e
q
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n
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e

B
:

t
r
a
d
e

d
e
t
a
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l
s
:
9
4
B
:
:
T
R
A
D
/
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T
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O

S
e
q
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n
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:

s
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t
t
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m
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n
t

d
e
t
a
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l
s
:
2
2
F
:
:
S
E
T
R
/
K
S
E
I
/
B
A
R

T

Information Classification: Limited Access

**Unpublished valid BIC in accordance with S.W.I.F.T. guidelines.
For Securities and Cash deadlines, please refer to the Securities
Deadline Summary Matrix and the Cash Delivery Instruction Matrix, found in the beginning of this Reference Matrices chapter.

S
T
A
T
E

S
T
R
E
E
T

|

I
N
V
E
S
T
M
E
N
T

M
A
N
A
G
E
R

G
U
I
D
E

1
8
2



REFERENCE MATRICES   |   SECURITIES AND REQUIRED INFORMATION
MATRIX

M
a
r
k
e
t
S
u
b
c
u
s
t
o
d
i
a
n
D
e
p
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O
t
h
e
r

I
n
f
o
r
m
a
t
i
o
n





g
i
f
t
,

r
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w
a
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,

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r

d
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a
t
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n
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l
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s

t
r
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s
f
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n
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t
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c
t
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o
n
;

a
n
d

s
t
a
t
e
m
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n
t

l
e
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t
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r

f
r
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m

c
l
i
e
n
t

a
s

r
e
c
e
i
v
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r

o
r

c
o
n
t
r
i
b
u
t
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S
e
q
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n
c
e

B
:

t
r
a
d
e

d
e
t
a
i
l
s
:
9
4
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:
:
T
R
A
D
/
/
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T
C
O

S
e
q
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n
c
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E
:

s
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t
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m
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d
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t
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s
:
2
2
F
:
:
S
E
T
R
/
K
S
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G
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F
T



c
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B
:

t
r
a
d
e

d
e
t
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l
s
:
9
4
B
:
:
T
R
A
D
/
/
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T
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O

S
e
q
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s
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d
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t
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:
2
2
F
:
:
S
E
T
R
/
K
S
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D



e
m
p
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s
t
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c
k

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p
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p
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r
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m
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m
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n
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m
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s
t
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c
k

o
p
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p
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g
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(
M
S
O
P
)

d
i
s
t
r
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b
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c
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p
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o
r

r
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g
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s
t
r
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r
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q
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B
:

t
r
a
d
e

d
e
t
a
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l
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:
9
4
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:
:
T
R
A
D
/
/
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T
C
O

S
e
q
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n
c
e

E
:

s
e
t
t
l
e
m
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n
t

d
e
t
a
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l
s
:
2
2
F
:
:
S
E
T
R
/
K
S
E
I
/
M
S

O
P



c
o
n
v
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r
s
i
o
n
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o
n
v
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s
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n

i
n
s
t
r
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c
t
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n

f
r
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m

t
h
e

c
l
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t

w
r
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c
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f
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c
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f
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m

t
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l
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d

p
a
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B
:

t
r
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d
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t
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:
9
4
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V



r
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p
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t
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b
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N
o
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9
/
P
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K
..
0
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/
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0
1
5
a
n
d

c
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3
3
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1
5

S
e
q
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e

B
:

t
r
a
d
e

d
e
t
a
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:
9
4
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:
:
T
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S
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q
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S
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/
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o
t
h
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r

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f

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p
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d
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c
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p
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f
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a
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p
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v
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p
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s
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p
p
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d
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c
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m
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n
t
s
..
S
e
q
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n
c
e

B
:

t
r
a
d
e

d
e
t
a
i
l
s
:
9
4
B
:
:
T
R
A
D
/
/
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T
C
O

S
e
q
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n
c
e

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:

s
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t
t
l
e
m
e
n
t

d
e
t
a
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l
s
:
2
2
F
:
:
S
E
T
R
/
K
S
E
I
/
O
T
H
R

Information Classification: Limited Access

**Unpublished valid BIC in accordance with S.W.I.F.T. guidelines.
For Securities and Cash deadlines, please refer to the Securities
Deadline Summary Matrix and the Cash Delivery Instruction Matrix, found in the beginning of this Reference Matrices chapter.

S
T
A
T
E

S
T
R
E
E
T

|

I
N
V
E
S
T
M
E
N
T

M
A
N
A
G
E
R

G
U
I
D
E

1
8
3



REFERENCE MATRICES   |   SECURITIES AND REQUIRED INFORMATION
MATRIX

M
a
r
k
e
t
S
u
b
c
u
s
t
o
d
i
a
n
D
e
p
o
s
i
t
o
r
y

Other
Information
I
r
e
l
a
n
d
S
t
a
t
e

S
t
r
e
e
t

B
a
n
k

a
n
d

T
r
u
s
t

C
o
m
p
a
n
y
5
2
5

F
e
r
r
y

R
d
..

E
d
i
n
b
u
r
g
h
,

S
c
o
t
l
a
n
d
,

E
H
5

2
A
W
B
I
C
:

S
S
L
L
G
B
2
X
G
B
L
G
o
v
'
t
:

E
u
r
o
c
l
e
a
r

E
/
D
:

C
R
E
S
T
P
a
r
t
i
c
i
p
a
n
t

#

A
A
0
1
1
S
T
:

S
t
a
t
e

S
t
r
e
e
t

B
a
n
k

a
n
d

T
r
u
s
t

C
o
m
p
a
n
y

Required:
All BUY
instructions
for trades
which are to
settle with an
off-exchange
CREST
participant
(e.g. trades
settling with a
custodian as
the
counterparty)
must also
include the
appropriate
stamp duty
S.W.I.F.T.
code in
22F::STAM/C
RST and the
share price in
90B: DEAL/
ACTU.
The most
common
codes are
listed below;
however, the
S.W.I.F.T.
U.K. Market
Practice user
guide
indicates
many others
and clients
should
choose the
most
appropriate
code.
Code
Description
Words
IEYX
Irish
exempt, no
change in
beneficial
ownership
IEQX
Irish
exempt,
other
reason
than
NCBO
IE1X
Irish 1% ad
valorem
Crest fines
are
calculated
on trades
matched
after T+1
(20:00)
local time.
State
Street does
not, in the
usual
course of
business,
pass these
fines to
clients on a
direct or
out-of-
pocket
basis.
I
s
r
a
e
l
B
a
n
k

H
a
p
o
a
l
i
m

B
..
M
..

5
0

R
o
t
h
s
c
h
i
l
d

B
o
u
l
e
v
a
r
d
T
e
l

A
v
i
v
,

I
s
r
a
e
l

6
1
0
0
0
B
I
C
:

P
O
A
L
I
L
I
T
C
B
S
E
/
D
:

T
e
l

A
v
i
v

S
t
o
c
k

E
x
c
h
a
n
g
e

(
T
A
S
E
)

C
l
e
a
r
i
n
g

H
o
u
s
e

L
t
d
..

Required for
all settlement
instructions
22F: NBEN
22F: YBEN
Subject to
Capital Gains
Tax
If this field is
not
populated, it
will default to
NBEN.
I
t
a
l
y
D
e
u
t
s
c
h
e

B
a
n
k

S
..
p
..
A
..

I
n
v
e
s
t
o
r

S
e
r
v
i
c
e
s
V
i
a

T
u
r
a
t
i

2
7

-

3
r
d

F
l
o
o
r

2
0
1
2
1

M
i
l
a
n

I
t
a
l
y
B
I
C
:

D
E
U
T
I
T
M
M
X
X
X
E
/
D
:

M
o
n
t
e

T
i
t
o
l
i

S
..
p
..
A

(
M
T
)

Required:
*	State
Street
client
counter
parties
must
use the
Deutsc
he
Bank
BIC:
DEUTI
TMMX
XX in
field
95P::
DEAG/
REAG
of their
settlem
ent
instruct
ions.
*	It is
encour
aged
that
State
Street
client
counter
parties
use the
State
Street
BIC
SBOS
US3CX
XX in
field
95P::
SELL/
BUYR.

I
n
t
e
s
a

S
a
n
p
a
o
l
o

(
I
S
P
)

F
i
n
a
n
c
i
a
l

I
n
s
t
i
t
u
t
i
o
n
s

-

T
r
a
n
s
a
c
t
i
o
n
s

S
e
r
v
i
c
e
s

P
i
a
z
z
a

d
e
l
l
a

S
c
a
l
a
,

6

2
0
1
2
1

M
i
l
a
n
,

I
t
a
l
y
B
I
C
:

P
l
e
a
s
e

s
e
e

t
h
e

f
a
r

r
i
g
h
t

c
o
l
u
m
n
O
n
l
y

I
S
P

l
e
g
a
c
y

c
l
i
e
n
t
s

s
h
o
u
l
d

b
e

d
i
r
e
c
t
e
d

t
o

I
n
t
e
s
a

S
a
n
p
a
o
l
o
..


For ISP
legacy clients
contracted
with State
Street Bank
Luxembourg
Required:
*	State
Street
counter
parties
must
use the
Intesa
Sanpa
olo
BIC:
BCITIT
M1T33
in field
95P::D
EAG/R
EAG.
*	It is
encour
aged
that
State
Street
client
counter
parties
use the
State
Street
BIC
SBOS
US3CX
XX in
field
95P::
SELL/
BUYR.
    *********
***************
***************
***************
***************
**** For ISP
legacy clients
contracted
with State
Street Bank
International
Succursale
Italia branch*.
Required:
*	State
Street
counter
parties
must
use the
Intesa
Sanpa
olo
BIC:
BCITIT
M1T06
in field
95P::D
EAG/R
EAG.
*	It is
encour
aged
that
State
Street
client
counter
parties
use the
State
Street
BIC
SBOSI
TMLXX
X in
field
95P::
SELL/
BUYR.
* State Street
Bank
International
Succursale
Italia branch
clients with
dedicated
conto
liquidatore
must inform
their
counterpartie
s to use the
relevant ISP
BIC code in
95P::DEAG/
REAG
associated
with their
dedicated
conto
liquidatore.

Information Classification: Limited Access

**Unpublished valid BIC in accordance with S.W.I.F.T. guidelines.
For Securities and Cash deadlines, please refer to the Securities
Deadline Summary Matrix and the Cash Delivery Instruction Matrix, found in the beginning of this Reference Matrices chapter.

S
T
A
T
E

S
T
R
E
E
T

|

I
N
V
E
S
T
M
E
N
T

M
A
N
A
G
E
R

G
U
I
D
E

1
8
4



REFERENCE MATRICES   |   SECURITIES AND REQUIRED INFORMATION
MATRIX

M
a
r
k
e
t
S
u
b
c
u
s
t
o
d
i
a
n
D
e
p
o
s
i
t
o
r
y
Other
Information
I
v
o
r
y

C
o
a
s
t
S
t
a
n
d
a
r
d

C
h
a
r
t
e
r
e
d

B
a
n
k
C
o
t
e

d
'
I
v
o
i
r
e

2
3
,

B
l
d

d
e

l
a

R
e
p
u
b
l
i
q
u
e
1
7

B
P

1
1
4
1

A
b
i
d
j
a
n
1
7
C
o
t
e

d
'
I
v
o
i
r
e
B
I
C
:

S
C
B
L
C
I
A
B
S
S
U
E
/
D
:

D
e
p
o
s
i
t
a
i
r
e

C
e
n
t
r
a
l
e

-

B
a
n
q
u
e

d
e

R
e
g
l
e
m
e
n
t
Required:
*	Pre-
funding
is
require
d by
SD-1,
16:00
local
time.
J
a
m
a
i
c
a
S
c
o
t
i
a

I
n
v
e
s
t
m
e
n
t
s

J
a
m
a
i
c
a

L
i
m
i
t
e
d

*

7

H
o
l
b
o
r
n

R
o
a
d
K
i
n
g
s
t
o
n

1
0
,

J
a
m
a
i
c
a
,

W
..
I
..
T
E
L
E
X
:

3
8
1
2
2
9
7
E
/
D
:

J
a
m
a
i
c
a

C
e
n
t
r
a
l

S
e
c
u
r
i
t
i
e
s

D
e
p
o
s
i
t
o
r
y
*Service not
available to
State Street's
U.S. mutual
fund clients
subject to
SEC Rule
17f-5.
J
a
p
a
n
T
h
e

H
o
n
g
k
o
n
g

a
n
d

S
h
a
n
g
h
a
i

B
a
n
k
i
n
g

C
o
r
p
o
r
a
t
i
o
n
,

J
a
p
a
n

b
r
a
n
c
h

(
H
S
B
C
)

H
S
B
C

B
u
i
l
d
i
n
g
1
1
-
1

N
i
h
o
n
b
a
s
h
i

3
-

c
h
o
m
e
,

C
h
u
o
-
k
u

T
o
k
y
o

1
0
3
0
0
2
7

J
a
p
a
n
B
I
C
:

H
S
B
C
J
P
J
T
X
X
X
T
h
e

f
o
l
l
o
w
i
n
g

c
l
i
e
n
t
s
'

a
s
s
e
t
s

s
h
o
u
l
d

b
e

d
i
r
e
c
t
e
d

t
o

H
S
B
C
:
-

C
l
i
e
n
t
s

t
h
a
t

d
o

n
o
t

p
a
r
t
i
c
i
p
a
t
e

i
n

S
t
a
t
e

S
t
r
e
e
t
'
s

I
n
t
'
l

L
e
n
d
i
n
g

p
r
o
g
r
a
m
E
/
c
o
r
p
o
r
a
t
e

b
o
n
d
s
/
m
u
n
i
c
i
p
a
l

b
o
n
d
s
:

J
a
p
a
n

S
e
c
u
r
i
t
i
e
s

D
e
p
o
s
i
t
o
r
y

C
e
n
t
e
r

(
J
A
S
D
E
C
)
J
A
S
D
E
C

s
h
o
u
l
d

b
e

u
s
e
d

f
o
r

a
l
l

e
l
i
g
i
b
l
e

s
e
c
u
r
i
t
i
e
s

t
r
a
n
s
a
c
t
i
o
n
s

D
:

B
a
n
k

o
f

J
a
p
a
n

(
J
G
B
)
:
Required:
*	Docum
entatio
n must
be
provide
d prior
to
invest
ment in
Japane
se
Govern
ment
Bonds
(JGBs)
..
*	Docum
ents
must
be
provide
d prior
to
invest
ment in
corpor
ate
bonds
and
munici
pal
bonds
for tax-
exempt
investo
rs.
*	Letters
of
Guaran
tee
(L/Gs)
will not
be
accept
ed by
our
subcus
todians
without
our
written
consen
t.
*	For
clients
who do
not
send
instruct
ions
via MT
54X,
informa
tion
can
continu
e to be
provide
d as it
is
today.
*	Settle
ment
counter
parties
for
trades
settling
throug
h
JASDE
C must
provide
referen
ce
code
"SBOS
US3C"
exclusi
vely in
instruct
ions
entere
d into
JASDE
C's
PSMS
system
in
order
to
achiev
e a
succes
sful
pre-
match.
Mizuho Bank, Ltd.
Shinagawa Intercity Tower A
2-15-1, Konan, Minato- ku,
Tokyo, Japan, 108-
6009

BIC: MHCBJPJ2XXX
The following clients' assets should be directed to Mizuho Bank, Ltd: -
- Clients that participate in State Street's Int'l Lending program

Information Classification: Limited Access

**Unpublished valid BIC in accordance with S.W.I.F.T. guidelines.
For Securities and Cash deadlines, please refer to the Securities
Deadline Summary Matrix and the Cash Delivery Instruction Matrix, found in the beginning of this Reference Matrices chapter.

S
T
A
T
E

S
T
R
E
E
T

|

I
N
V
E
S
T
M
E
N
T

M
A
N
A
G
E
R

G
U
I
D
E

1
8
5



REFERENCE MATRICES   |   SECURITIES AND REQUIRED INFORMATION
MATRIX

M
a
r
k
e
t
S
u
b
c
u
s
t
o
d
i
a
n
D
e
p
o
s
i
t
o
r
y
Other
Information
J
o
r
d
a
n
S
t
a
n
d
a
r
d

C
h
a
r
t
e
r
e
d

B
a
n
k
S
h
m
e
i
s
s
a
n
i

B
r
a
n
c
h

A
l
-
T
h
a
q
a
f
a

S
t
r
e
e
t
,

B
u
i
l
d
i
n
g

#

2
P
..
O
..
B
o
x

9
2
6
1
9
0
A
m
m
a
n

1
1
1
1
0
,

J
o
r
d
a
n
B
I
C
:

S
C
B
L
J
O
A
X
X
X
X
E
/
D
:

S
e
c
u
r
i
t
i
e
s

D
e
p
o
s
i
t
o
r
y

C
e
n
t
e
r

(
S
D
C
)
B
I
C
:

S
E
D
C
J
O
A
X

G
o
v
t

D
:

C
e
n
t
r
a
l

B
a
n
k

o
f

J
o
r
d
a
n
Required:
*	Docum
entatio
n must
be
provide
d prior
to
invest
ment.
*	Pre-
Advice:
Shares
must
be
transfer
red
from
the
client's
SDC
accoun
t to
their
trading
accoun
t under
the
broker
in
order
to sell
shares
register
ed in
the
SDC.
Clients
must
pre-
advise
State
Street
to
execut
e the
transfe
r on T-
1 or
earlier.
For
sale
orders
submitt
ed for
executi
on on
Sunda
y and
Monda
y,
State
Street
must
receive
the
pre-
advice
by the
precedi
ng
Friday
by
11:00
ET.
*	The
workw
eek for
trading
and
settlem
ent is
Sunda
y
throug
h
Thursd
ay.
*	Investo
rs
executi
ng
foreign
exchan
ge
throug
h State
Street
Global
Market
s that
are
schedu
led to
settle
on
Sunda
y to
cover
securit
y
settlem
ent
obligati
ons
must
ensure
FX
request
s
typicall
y
commu
nicated
to
custod
y units
are
sent as
soon
as
possibl
e on
trade
date to
ensure
local
currenc
y
funding
is in
place
by
Thursd
ay
local
time.
*	Investo
rs
executi
ng
foreign
exchan
ges
throug
h the
subcus
todian
schedu
led to
settle
on
Sunda
y to
cover
settlem
ent
obligati
ons
must
ensure
funding
of the
offsetti
ng
currenc
y
occurs
on
Friday.
*	Payme
nt
Codes
must
be
input in
Field
70 of
SWIFT
instruct
ions
MT101
,
MT102
and
MT
103.
*	0
3
0
1
fo
r
In
v
e
st
m
e
nt
re
tu
rn
s
a
n
d
pr
of
its
,
in
cl
u
di
n
g
di
vi
d
e
n
d
s,
pr
of
its
of
in
v
e
st
m
e
nt
fu
n
d
s
a
n
d
in
te
re
st
o
n
a
c
c
o
u
nt
s
*	0
3
0
2
fo
r
tr
a
di
n
g
in
c
ur
re
n
ci
e
s,
st
o
ck
s,
b
o
n
d
s
a
n
d
d
er
iv
at
iv
e
s
gl
o
b
al
m
ar
k
et
s
tr
a
n
sf
er
s
*	0
3
0
5
fo
r
in
v
e
st
m
e
nt
tr
a
n
sf
er
s
wi
th
in
J
or
d
a
n
fo
r
lo
c
al
c
o
m
p
a
ni
e
s
*	0
3
0
6
fo
r
in
c
o
m
in
g/
o
ut
g
oi
n
g
In
v
e
st
m
e
nt
tr
a
n
sf
er
s
to
/F
ro
m
J
or
d
a
n
*	0
3
0
7
fo
r
T
e
n
d
er
/b
o
n
d
G
u
ar
a
nt
e
e
*	Investo
rs
should
use
place
of
settlem
ent
(PSET)
SEDCJ
OAX
for all
securiti
es
settlem
ents
taking
place
at the
SDC

Information Classification: Limited Access

**Unpublished valid BIC in accordance with S.W.I.F.T. guidelines.
For Securities and Cash deadlines, please refer to the Securities
Deadline Summary Matrix and the Cash Delivery Instruction Matrix, found in the beginning of this Reference Matrices chapter.

S
T
A
T
E

S
T
R
E
E
T

|

I
N
V
E
S
T
M
E
N
T

M
A
N
A
G
E
R

G
U
I
D
E

1
8
6



REFERENCE MATRICES   |   SECURITIES AND REQUIRED INFORMATION
MATRIX

M
a
r
k
e
t
S
u
b
c
u
s
t
o
d
i
a
n
D
e
p
o
s
i
t
o
r
y
Other
Information
K
a
z
a
k
h
s
t
a
n
J
S
C

C
i
t
i
b
a
n
k

K
a
z
a
k
h
s
t
a
n
P
a
r
k

P
a
l
a
c
e
,

B
u
i
l
d
i
n
g

A
,
4
1

K
a
z
i
b
e
k

B
i

s
t
r
e
e
t
,

A
l
m
a
t
y
,

A
2
5
T
0
A
1
,

K
a
z
a
k
h
s
t
a
n
B
I
C
:

C
I
T
I
K
Z
K
A
X
X
X
E
/
D
:

C
e
n
t
r
a
l

S
e
c
u
r
i
t
i
e
s

D
e
p
o
s
i
t
o
r
y
Required:
*	Docum
entatio
n must
be
provide
d prior
to
invest
ment.
Clients
instructing
third-party
foreign
exchanges
may be
required to
provide the
counterparty
with the code
of beneficiary
(KBE) and
code of
payment
(KNP). The
KBE is
comprised of
two digits,
with the first
being either 1
for residents
of
Kazakhstan
or 2 for non-
residents of
Kazakhstan.
The second
digit stands
for the
beneficiary's
economic
sector and
should be
selected from
the following
list:
1-	Central
Governme
nt
2-	Region
al and local
authorities
3- Central
banks
4- Other
deposit
organizatio
ns (banks)
5- Other
financial
organizatio
ns
6-	State
non-
financial
organizatio
ns
7-	Non-
state
non-
financial
organiz
ations
8-	Non-
commercia
l
organizatio
ns (funds,
charity
organizatio
ns, etc.) 9-
Individuals,
private
entreprene
urs
By example,
the code for
State Street
would be 24,
as it is a non-
resident
bank.
The KNP is a
3-digit
number
which
represents
the purpose
of the funds
transfer. The
most
commonly
used KNPs
are:
213 -
transfer of
KZT for
bought
foreign
currency'
223 -
transfer of
foreign
currency
for bought
KZT 290 -
FX
penalties
312 - MM
deal open
(interbank
lending/bor
rowing)
346 - cash
withdrawal
s and
transfer of
funds at
same bank
322 - MM
deal close
(take-up)
411 - short-
term loan
granting
413 - long-
term (more
than one
year) loan
granting
421 - short-
term loan
repayment
423 - long-
term loan
repayment
343 -
transfer by
customer
from its
current
account in
one bank
to its
current
account in
another
bank
710 -
payment
for goods
859 -
payment
for services
The KBE and
KNP must
also be
included on
all
instructions
to transfer
cash from
the client's
KZT account
with State
Street to
another cash
account.
For MT 103
and MT202
instructions,
the client
must include
their
Business
Identification
Number
(BIN) in field
59 (MT103),
field 58
(MT202) or
field  72
(MT103 or
MT202) if
there are
character
limitations.
For securities
purchases
done through
the KASE,
cash must be
pre- funded,
as TD=SD.
Foreign
exchange
purchases of
KZT needed
to fund
securities
purchases
must be
executed on
T-1 and
funded prior
to the start of
business on
TD in the
market.

Information Classification: Limited Access

**Unpublished valid BIC in accordance with S.W.I.F.T. guidelines.
For Securities and Cash deadlines, please refer to the Securities
Deadline Summary Matrix and the Cash Delivery Instruction Matrix, found in the beginning of this Reference Matrices chapter.

S
T
A
T
E

S
T
R
E
E
T

|

I
N
V
E
S
T
M
E
N
T

M
A
N
A
G
E
R

G
U
I
D
E

1
8
7



REFERENCE MATRICES   |   SECURITIES AND REQUIRED INFORMATION
MATRIX

M
a
r
k
e
t
S
u
b
c
u
s
t
o
d
i
a
n
D
e
p
o
s
i
t
o
r
y
Other
Information
K
e
n
y
a
S
t
a
n
d
a
r
d

C
h
a
r
t
e
r
e
d

B
a
n
k

K
e
n
y
a

L
i
m
i
t
e
d

C
u
s
t
o
d
y

S
e
r
v
i
c
e
s

S
t
a
n
d
a
r
d

C
h
a
r
t
e
r
e
d

@

C
h
i
r
o
m
o
,

L
e
v
e
l

5
4
8

W
e
s
t
l
a
n
d
s

R
o
a
d
P
..
O
..

B
o
x

4
0
9
8
4
-
0
0
1
0
0

G
P
O
N
a
i
r
o
b
i
,

K
e
n
y
a
B
I
C
:

S
C
B
L
K
E
N
X
X
X
X
D
:

C
e
n
t
r
a
l

B
a
n
k

o
f

K
e
n
y
a

(
C
B
K
)
E
:

C
e
n
t
r
a
l

D
e
p
o
s
i
t
o
r
y

a
n
d

S
e
t
t
l
e
m
e
n
t

C
o
r
p
o
r
a
t
i
o
n

L
i
m
i
t
e
d
Required:
The CBK
requires
confirmed
notification,
prior to TD,
from local
subcustodian
s when
investors are
intending to
trade
government
securities in
the
secondary
market. To
meet the
CBK's
requirements
, Standard
Chartered
Bank Kenya
Limited must
receive trade
details for
both
purchase and
sale trades
prior to TD
from the
investor. The
trade details
required are:
*	nam
e of
secu
rity,
ISIN
,
and
issu
e to
be
trad
ed,
*	qua
ntity
of
secu
rities
,
*	the
price
or
price
limit
the
clien
t has
agre
ed
upo
n,
*	the
dura
tion
this
instr
uctio
n
will
be
valid
,
and
*	the
brok
er to
be
used
..
The
information
must be
communicate
d via MT599
and received
by the local
subcustodian
prior to TD.
Standard
Chartered
Bank Kenya
Limited will
then
communicate
the investor's
intentions to
the CBK prior
to the trade
being
executed on
TD.
Government
debt is
safekept at
the CBK,
separate
from equities
and
corporate
debt held at
the Central
Depository
and
Settlement
Corporation
Limited, and
requires
investors to
open a
safekeeping
account at
the CBK. The
CBK has a
dormant
account
policy and
thus the
safekeeping
account at
the CBK is
not opened
during the
initial account
opening
process so
that an
account is
not closed for
dormancy by
the CBK if it
is not used.
Clients
preparing to
invest in
Kenyan
government
debt must
make a
specific
request to
State Street
for a
safekeeping
account at
the CBK. The
timeframe to
open an
account can
typically take
up to 10
business
days or
possibly
more once
the CBK
receives the
request.
Investors
should plan
accordingly
and request
an account
be opened
once trading
is imminent.
If an investor
uses a third
party to
execute an
FX to fund a
securities
purchase,
cash pre-
funding is a
requirement.
The
subcustodian
must receive
funds by
17:00 (local
time) on T-1
of the
securities
trade.
R
e
p
u
b
l
i
c

o
f

K
o
r
e
a
H
o
n
g
k
o
n
g

a
n
d

S
h
a
n
g
h
a
i

B
a
n
k
i
n
g

C
o
r
p
o
r
a
t
i
o
n

L
i
m
i
t
e
d

5
F

H
S
B
C

B
u
i
l
d
i
n
g

#
3
7
,

C
h
i
l
p
a
e
-
r
o
,
J
u
n
g
-
g
u
,

S
e
o
u
l
,

K
o
r
e
a

0
4
5
1
1
B
I
C
:

H
S
B
C
K
R
S
E
X
X
X
E
/
D
:

K
o
r
e
a

S
e
c
u
r
i
t
i
e
s

D
e
p
o
s
i
t
o
r
y

C
o
r
p
o
r
a
t
i
o
n

(
K
S
D
)
Required:
*	Docum
entatio
n must
be
provide
d prior
to
invest
ment.
*	State
Street
has a
general
standin
g
instruct
ion to
purcha
se
KRW
versus
USD
based
on
State
Street
client
securiti
es
purcha
se
transac
tions
on SD-
1,
(which
equals
TD+1
for
equitie
s) and
matche
d
instruct
ions
with
the
broker.
Refer
to your
accoun
t
openin
g
packag
e if you
instruct
ed to
execut
e vs. a
differen
t
currenc
y (e.g.
EUR/G
BP).
Clients
can opt
out of
the
general
standin
g
instruct
ion

Information Classification: Limited Access

**Unpublished valid BIC in accordance with S.W.I.F.T. guidelines.
For Securities and Cash deadlines, please refer to the Securities
Deadline Summary Matrix and the Cash Delivery Instruction Matrix, found in the beginning of this Reference Matrices chapter.

S
T
A
T
E

S
T
R
E
E
T

|

I
N
V
E
S
T
M
E
N
T

M
A
N
A
G
E
R

G
U
I
D
E

1
8
8



REFERENCE MATRICES   |   SECURITIES AND REQUIRED INFORMATION
MATRIX

M
a
r
k
e
t
S
u
b
c
u
s
t
o
d
i
a
n
D
e
p
o
s
i
t
o
r
y

D
e
u
t
s
c
h
e

B
a
n
k

A
G


I
n
v
e
s
t
o
r

S
e
r
v
i
c
e
s

1
8
t
h

F
l
o
o
r
,

Y
o
u
n
g
-


P
o
o
n
g

B
l
d
g
..
,

4
1


C
h
e
o
n
g
g
y
e
c
h
e
o
n
-
r
o


J
o
n
g
r
o
-
k
u
,

S
e
o
u
l
,


K
o
r
e
a

0
3
1
8
8


B
I
C
:

D
E
U
T
K
R
S
E
X
X
X


T
h
e

f
o
l
l
o
w
i
n
g

c
l
i
e
n
t
s
'


a
s
s
e
t
s

s
h
o
u
l
d

b
e


d
i
r
e
c
t
e
d

t
o

D
e
u
t
s
c
h
e


B
a
n
k

A
G
:

*	All clients
previously serviced by legacy Deutsche
Bank GSS, all clients not enrolled in State Street's Securities
Finance lending through HSBC Korea, select legacy clients of Investor's Bank and Trust, and existing clients serviced through Deutsche Bank AG, Seoul.

Other Information

entirely at account level or as needed on a case by case basis by contacting their client service representative. The communication to opt out on a case by case basis must reference the security trade(s) the FX is supporting and/or clearly state to opt out of the standing instruction. Any new FX instructions must detail the supporting trade information (please contact your client service representative for assistance). The subcustodian must receive the new or amended instructions by 13:00 on SD-1 local Korean time. For securities purchase instructions received by the subcustodian after 13:00 SD- 1 local Korean time, the FX will be executed on SD.
*	FX sales of KRW can be executed prior to settlement of
securities sale transactions in anticipation of available proceeds.
Our subcustodians require a standing instruction with indemnification wording in case the securities sale transaction fails or there are insufficient funds in the account on SD, as a reverse FX will be executed at the prevailing rate and the investor will be responsible for any loss.
*	If a client wishes to implement client specific standing
instructions or opt out of the State Street general standing instruction, they can do so on an account basis and will need to contact their client service representative.
*	If a client wishes to utilize 3rd parties for foreign exchange, the subcustodians need to be informed via an amended standing instruction. Clients need to contact their client service representative in order to obtain the amended standing instruction wording.
*	For purchases of KRW when the contractual settlement date (CSD)
of the securities purchase falls on a holiday in the offsetting currency's market, the FX must be executed for value SD-1 to ensure funding is in place on CSD. To ensure timely execution of the FX, and to avoid fails, securities purchase instructions must be received by the subcustodian by SD-1, 13:00 local Korean time.
*	In cases where an IRC has multiple funds linked, clients should additionally reference the fund number and/or securities account number to their broker so that the subcustodian can advise SSB of alleged trade details when the subcustodian is in non-receipt of instructions.
*	Stock dividends require a payment of withholding tax by the
subcustodians. Subcustodians will execute a KRW purchase versus USD to cover the tax unless otherwise instructed.

Information Classification: Limited Access

**Unpublished valid BIC in accordance with S.W.I.F.T. guidelines.
For Securities and Cash deadlines, please refer to the Securities
Deadline Summary Matrix and the Cash Delivery Instruction Matrix, found in the beginning of this Reference Matrices chapter.

S
T
A
T
E

S
T
R
E
E
T

|

I
N
V
E
S
T
M
E
N
T

M
A
N
A
G
E
R

G
U
I
D
E

1
8
9



REFERENCE MATRICES   |   SECURITIES AND REQUIRED INFORMATION
MATRIX

M
a
r
k
e
t
S
u
b
c
u
s
t
o
d
i
a
n
D
e
p
o
s
i
t
o
r
y
Other
Information
K
u
w
a
i
t
H
S
B
C

B
a
n
k
M
i
d
d
l
e

E
a
s
t

L
i
m
i
t
e
d

K
u
w
a
i
t

C
i
t
y
,

S
h
a
r
q

A
r
e
a
A
b
d
u
l
a
z
i
z

S
a
g
e
r

S
t
,

A
l

H
a
m
r
a

T
o
w
e
r
,

3
7
F
P
..

O
..

B
o
x

1
6
8
3
,

S
a
f
a
t

1
3
0
1
7
,

K
u
w
a
i
t
B
I
C
:

H
B
M
E
K
W
K
W
X
X
X
E
:

T
h
e

K
u
w
a
i
t

C
l
e
a
r
i
n
g

C
o
m
p
a
n
y

K
S
C

(
K
C
C
)
Required:
*	Docum
entatio
n must
be
provide
d prior
to
invest
ment.
*	KCC
settles
trades
for
local
investo
rs on a
T+0
settlem
ent
cycle.
For
foreign
investo
rs,
KCC
settles
trades
on a
T+2
settlem
ent
cycle.
*	The
workw
eek for
trading
and
settlem
ent is
Sunda
y
throug
h
Thursd
ay.
*	Counte
rparty's
safeke
eping
accoun
t
numbe
r in tag
97A
under
95Q
Buyer/
Seller
for
internal
settlem
ents at
HSBC.
*	The
broker
BIC in
tag
95P or
the
name
in 95Q
under
DEAG/
REAG
if the
trade is
done
with a
direct
market
particip
ant.
*	Investo
rs
executi
ng
foreign
exchan
ge
throug
h State
Street
Global
Market
s that
are
schedu
led to
settle
on
Sunda
y to
cover
securit
y
settlem
ent
obligati
ons
must
ensure
FX
request
s
typicall
y
commu
nicated
to
custod
y units
are
sent as
soon
as
possibl
e on
trade
date to
ensure
local
currenc
y
funding
is in
place
by
Thursd
ay
local
time.
*	Investo
rs
executi
ng
foreign
exchan
ges
throug
h the
subcus
todian
schedu
led to
settle
on
Sunda
y to
cover
settlem
ent
obligati
ons
must
ensure
funding
of the
offsetti
ng
currenc
y
occurs
on
Friday.
L
a
t
v
i
a
A
S

S
E
B

B
a
n
k
a

U
n
i
c
e
n
t
r
s
,

V
a
l
d
l
a
u
c
i

L
V
-
1
0
7
6

K
e
k
a
v
a
s

p
a
g
..
,
R
i
g
a
s

r
a
j
..
,

L
a
t
v
i
a
B
I
C
:

U
N
L
A
L
V
2
X
X
X
X
E
/
D
:

N
a
s
d
a
q

C
S
D

S
E
Required:
Attendance
at the
meeting is
necessary to
exercise
voting rights.
To vote, a
foreign
shareholder
must provide
a legalized
power of
attorney with
apostille.
95P::PSET:
LCDELV22X
XX
L
i
t
h
u
a
n
i
a
S
E
B

B
a
n
k
a
s

G
e
d
i
m
i
n
o

a
v
..

1
2
L
T

2
6
0
0

V
i
l
n
i
u
s
,

L
i
t
h
u
a
n
i
a
A
t
t
n
:

S
e
c
u
r
i
t
i
e
s

A
c
c
o
u
n
t
i
n
g

a
n
d

C
u
s
t
o
d
y
B
I
C
:

C
B
V
I
L
T
2
X
X
X
X
E
/
D
:

N
a
s
d
a
q

C
S
D

S
E
Required:
95P::PSET:
LCDELV22X
XX

Information Classification: Limited Access

**Unpublished valid BIC in accordance with S.W.I.F.T. guidelines.
For Securities and Cash deadlines, please refer to the Securities
Deadline Summary Matrix and the Cash Delivery Instruction Matrix, found in the beginning of this Reference Matrices chapter.

S
T
A
T
E

S
T
R
E
E
T

|

I
N
V
E
S
T
M
E
N
T

M
A
N
A
G
E
R

G
U
I
D
E

1
9
0



REFERENCE MATRICES   |   SECURITIES AND REQUIRED INFORMATION
MATRIX

M
a
r
k
e
t
S
u
b
c
u
s
t
o
d
i
a
n
D
e
p
o
s
i
t
o
r
y
Other
Information
L
u
x
e
m
b
o
u
r
g
S
i
n
c
e

S
t
a
t
e

S
t
r
e
e
t

i
s

a

d
i
r
e
c
t

p
a
r
t
i
c
i
p
a
n
t

i
n

C
l
e
a
r
s
t
r
e
a
m

B
a
n
k
i
n
g

L
u
x
e
m
b
o
u
r
g
,

S
t
a
t
e

S
t
r
e
e
t

d
o
e
s

n
o
t

u
s
e

a

s
u
b
c
u
s
t
o
d
i
a
n

b
a
n
k
..
L
u
x
e
m
b
o
u
r
g

d
o
m
i
c
i
l
e
d

a
s
s
e
t
s

m
a
y

b
e

h
e
l
d

i
n

e
i
t
h
e
r

t
h
e

E
u
r
o
c
l
e
a
r

o
r

C
l
e
a
r
s
t
r
e
a
m

I
C
S
D
s
..
E
/
D
:

C
l
e
a
r
s
t
r
e
a
m

B
a
n
k
i
n
g

S
A
T
h
e

S
q
u
a
r
e
4
2
,

A
v
e
n
u
e

J
F

K
e
n
n
e
d
y

L
-
1
8
5
5

L
u
x
e
m
b
o
u
r
g

L
u
x
e
m
b
o
u
r
g
B
I
C
:

C
E
D
E
L
U
L
L
X
X
X
E
u
r
o
c
l
e
a
r

B
a
n
k
1

B
o
u
l
e
v
a
r
d

d
u

R
o
i

A
l
b
e
r
t

I
I

B
-
1
2
1
0

B
r
u
s
s
e
l
s
B
e
l
g
i
u
m
B
I
C
:

M
G
T
C
B
E
B
E
X
X
X
Required:
Generally,
Luxembourg
securities are
settled within
Clearstream
Banking
Luxembourg
or Euroclear
Bank.
*	Stat
e
Stre
et
clien
ts
mus
t
corr
ectly
ident
ify
the
ICS
D
that
their
coun
terp
arty
uses
as
well
as
their
coun
terp
arty'
s
acco
unt
num
ber
at
the
ICS
D in
the
appr
opri
ate
field
s of
their
settl
eme
nt
instr
uctio
n.
*	If
the
settl
eme
nt
invol
ves
a
deliv
ery
to or
recei
pt
from
a
local
mar
ket,
the
Stat
e
Stre
et
clien
t
mus
t
indic
ate
the
BIC
of
the
dep
osito
ry in
the
local
mar
ket
the
shar
es
are
bein
g
deliv
ered
to or
recei
ved
from
..
*	Stat
e
Stre
et
clien
t
coun
terp
artie
s
mus
t
refer
enc
e
the
corr
ect
Stat
e
Stre
et
acco
unt
num
ber
at
Clea
rstre
am
or
Euro
clear
withi
n
the
filed
of
their
settl
eme
nt
instr
uctio
n
ident
ifyin
g
the
deliv
erin
g or
recei
ving
age
nt.
*	If
the
settl
eme
nt
invol
ves
a
deliv
ery
to or
recei
pt
from
a
local
mar
ket,
the
clien
t's
coun
terp
arty
mus
t
refer
enc
e
the
spec
ific
age
nt
use
d by
Clea
rstre
am
or
Euro
clear
in
the
local
mar
ket
in
the
corr
espo
ndin
g
field
of
their
settl
eme
nt
instr
uctio
n.
Sweep
Policy
Luxembourg
securities
(common or
preferred
stock with LU
ISINs) are
exempt from
any State
Street ICSD
sweep policy.
M
a
l
a
w
i
S
t
a
n
d
a
r
d

B
a
n
k

L
i
m
i
t
e
d

K
a
o
m
b
a

C
e
n
t
r
e

C
o
r
n
e
r

V
i
c
t
o
r
i
a

A
v
e
n
u
e

&

S
i
r

G
l
y
n

J
o
n
e
s

R
o
a
d
B
l
a
n
t
y
r
e
,

M
a
l
a
w
i
B
I
C
:

S
B
I
C
M
W
M
X
X
X
X


M
a
l
a
y
s
i
a
S
t
a
n
d
a
r
d

C
h
a
r
t
e
r
e
d

B
a
n
k

M
a
l
a
y
s
i
a

B
e
r
h
a
d

M
e
n
a
r
a

S
t
a
n
d
a
r
d

C
h
a
r
t
e
r
e
d
3
0

J
a
l
a
n

S
u
l
t
a
n

I
s
m
a
i
l

5
0
2
5
0

K
u
a
l
a

L
u
m
p
u
r
,

M
a
l
a
y
s
i
a
B
I
C
:

S
C
B
L
M
Y
K
X
X
X
X
E
/
D
:

B
u
r
s
a

M
a
l
a
y
s
i
a

D
e
p
o
s
i
t
o
r
y

S
d
n
..

B
h
d
..
G
o
v
'
t
/
I
s
l
a
m
i
c

D
e
b
t
:

S
c
r
i
p
t
l
e
s
s

S
e
c
u
r
i
t
i
e
s

T
r
a
d
i
n
g
&

S
a
f
e
k
e
e
p
i
n
g

(
S
S
T
S
)
Required:
*	Docum
entatio
n must
be
provide
d prior
to
invest
ment.
*	The
proper
ISIN
code is
manda
tory for
all
transac
tions to
allow
for
clear
distincti
on
betwee
n local
or
foreign
shares.
*	Instruct
ions for
securiti
es
transac
tions
settling
via
FDSS
include
in 70E
Seq B
SPRO/
FDSS
in the
S.W.I.
F.T./ISI
TC
(ISO
15022)
trade
instruct
ion or
hard
copy of
the
trade.

Information Classification: Limited Access

**Unpublished valid BIC in accordance with S.W.I.F.T. guidelines.
For Securities and Cash deadlines, please refer to the Securities
Deadline Summary Matrix and the Cash Delivery Instruction Matrix, found in the beginning of this Reference Matrices chapter.

S
T
A
T
E

S
T
R
E
E
T

|

I
N
V
E
S
T
M
E
N
T

M
A
N
A
G
E
R

G
U
I
D
E

1
9
1



REFERENCE MATRICES   |   SECURITIES AND REQUIRED INFORMATION
MATRIX

M
a
r
k
e
t
S
u
b
c
u
s
t
o
d
i
a
n
D
e
p
o
s
i
t
o
r
y
Other
Information

D
e
u
t
s
c
h
e

B
a
n
k

(
M
a
l
a
y
s
i
a
)

B
e
r
h
a
d

I
n
v
e
s
t
o
r

S
e
r
v
i
c
e
s

L
e
v
e
l

2
0
,

M
e
n
a
r
a

I
M
C

8

J
a
l
a
n

S
u
l
t
a
n

I
s
m
a
i
l

5
0
2
5
0

K
u
a
l
a

L
u
m
p
u
r
,

M
a
l
a
y
s
i
a
B
I
C
:

D
E
U
T
M
Y
K
L
X
X
X

*	MYR
payme
nts
related
to 3rd
party
FX
transac
tions
should
referen
ce
"TPFX
on
NCBO
basis",
"FX
settlem
ent
and
repatria
tion",
or
other
'purpos
e of
payme
nt'
details
as
require
d by
the 3rd
party
FX
bank.
MYR
payments
that are not
NCBO
should
include a
'permitted
use of funds'
reason.
Some
permitted
uses of funds
are:
Purchase
of foreign
currency
other than
Restricted
Currency
to a
Licensed
Onshore
Bank
Payment to
a resident
or non-
resident
individual
who is an
immediate
family
member
Payment to
another
non-
resident
for:
-	Purch
ase of
ringgit
asset
s
-	Granti
ng,
servici
ng or
repay
ment
of any
permit
ted
ringgit
credit
facility
Payment
for own
account, to
a resident
for:
-	Purch
ase of
ringgit
asset
s;
-	Purch
ase of
goods
and
servic
es;
-	Granti
ng,
servici
ng or
repay
ment
of any
permit
ted
ringgit
credit
facility
;
-	Settle
ment
of a
permit
ted
ringgit
-
deno
minat
ed
financ
ial or
non-
financ
ial
guara
ntee;
-	Settle
ment
of
comm
odity
mura
bahah
transa
ctions
undert
aken
throug
h a
reside
nt
comm
odity
tradin
g
servic
e
provid
er; or
-	Admi
nistrat
ive or
statut
ory
expen
ses
incurr
ed in
Malay
sia.
-	Charit
able
donati
on
M
a
l
i
S
t
a
n
d
a
r
d

C
h
a
r
t
e
r
e
d

B
a
n
k
C
o
t
e

d
'
I
v
o
i
r
e

2
3
,

B
l
d

d
e

l
a
R
e
p
u
b
l
i
q
u
e
1
7

B
P

1
1
4
1

A
b
i
d
j
a
n
1
7
C
o
t
e

d
'
I
v
o
i
r
e
B
I
C
:

S
C
B
L
C
I
A
B
S
S
U
E
/
D
:

D
e
p
o
s
i
t
a
i
r
e

C
e
n
t
r
a
l
e

-

B
a
n
q
u
e

d
e

R
e
g
l
e
m
e
n
t
State Street
has arranged
facilities to
service only
West African
Nations'
securities
that are listed
on the
BRVM. All
securities
and cash
transactions
processed
through the
BRVM for
State Street
clients will
clear through
our
subcustodian
bank in the
Ivory Coast.
Local
physical
certificates
are available
in the
individual
markets, but
are
negotiated,
processed,
and safekept
outside of the
services
arranged for
these
markets.
State Street
has arranged
facilities to
service only
the securities
issued in
these
markets that
are listed on
the BRVM.
Required:
Pre-funding
is required by
SD-1, 16:00
local time.
M
a
u
r
i
t
i
u
s
H
o
n
g
k
o
n
g

a
n
d

S
h
a
n
g
h
a
i

B
a
n
k
i
n
g

C
o
r
p
..

L
t
d
..
6
t
h

F
l
o
o
r

H
S
B
C

C
e
n
t
r
e
,
1
8

C
y
b
e
r
c
i
t
y
,

E
b
e
n
e
,

M
a
u
r
i
t
i
u
s
A
t
t
n
:

S
e
c
u
r
i
t
i
e
s

S
e
r
v
i
c
e
s
B
I
C
:

H
S
B
C
M
U
M
U
O
B
U
E
:

C
e
n
t
r
a
l

D
e
p
o
s
i
t
o
r
y

S
y
s
t
e
m

a
n
d

S
e
t
t
l
e
m
e
n
t

C
o
..

L
t
d
..

(
C
D
S
)
Required:
If a client
intends to
invest in local
securities
denominated
in USD,
GBP, EUR,
or ZAR, the
client should
request to
open the
additional,
relevant cash
account(s)
prior to
investment.
These
additional
cash
accounts can
only be used
to buy and
sell securities
listed on the
SEM and
cannot be
used for
clean cash
payments.

Information Classification: Limited Access

**Unpublished valid BIC in accordance with S.W.I.F.T. guidelines.
For Securities and Cash deadlines, please refer to the Securities
Deadline Summary Matrix and the Cash Delivery Instruction Matrix, found in the beginning of this Reference Matrices chapter.

S
T
A
T
E

S
T
R
E
E
T

|

I
N
V
E
S
T
M
E
N
T

M
A
N
A
G
E
R

G
U
I
D
E

1
9
2



REFERENCE MATRICES   |   SECURITIES AND REQUIRED INFORMATION
MATRIX

M
a
r
k
e
t
S
u
b
c
u
s
t
o
d
i
a
n
D
e
p
o
s
i
t
o
r
y
Other
Information
M
e
x
i
c
o
B
a
n
c
o

N
a
c
i
o
n
a
l

d
e

M
e
x
i
c
o

S
..
A
..

(
B
a
n
a
m
e
x
)
G
l
o
b
a
l

S
e
c
u
r
i
t
i
e
s

S
e
r
v
i
c
e
s
,

3
e
r

p
i
s
o
,

T
o
r
r
e

N
o
r
t
e
A
c
t
..

R
o
b
e
r
t
o

M
e
d
e
l
l
i
n

N
o
..

8
0
0
C
o
l
..

S
a
n
t
a

F
e
,

M
e
x
i
c
o
,
D
..
F
..

0
1
2
1
9
B
I
C
:

C
I
T
I
U
S
3
3
M
E
R
*
*
E
/
D
:

I
n
s
t
i
t
u
t
o

p
a
r
a

e
l

D
e
p
o
s
i
t
o

d
e

V
a
l
o
r
e
s
(
S
..
D
..

I
N
D
E
V
A
L
)
Required:
*	Broker
code
for
externa
l
settlem
ents.
*	Counte
rparty's
six-
digit
safeke
eping
accoun
t
numbe
r for
internal
settlem
ents.
Cash
Instruction
Requiremen
ts:
*	BANXI
CO's
real-
time
cash
payme
nt
system
does
not
allow
for
cash
payme
nt
amend
ments.
M
o
r
o
c
c
o
C
i
t
i
b
a
n
k

M
a
g
h
r
e
b

Z
e
n
i
t
h

M
i
l
l
e
n
i
u
m

I
m
m
e
u
b
l
e
1
,
S
i
d
i

M
a
a
r
o
u
f

-

B
..
P
..

4
0

C
a
s
a
b
l
a
n
c
a

2
0
1
9
0

M
o
r
o
c
c
o
B
I
C
:

C
I
T
I
M
A
M
C
X
X
X
E
/
D
:

M
a
r
o
c
l
e
a
r

N
a
m
i
b
i
a
S
t
a
n
d
a
r
d

B
a
n
k

N
a
m
i
b
i
a
S
t
a
n
d
a
r
d

B
a
n
k

C
e
n
t
e
r

C
o
r
n
e
r

W
e
r
n
e
r

L
i
s
t

S
t
..

a
n
d

P
o
s
t

S
t
r
e
e
t

M
a
l
l
,

2
n
d

F
l
o
o
r
W
i
n
d
h
o
e
k
,

N
a
m
i
b
i
a
B
I
C
:

S
B
N
M
N
A
N
X
X
X
X
D
:

B
a
n
k

o
f

N
a
m
i
b
i
a

(
T
-
b
i
l
l
s
)
Required:
The
Exchange
Control
Regulation in
Namibia
mandates
that the
following
information
be included
in all
repatriation
requests:
*	For
dividen
ds:
Fund
name,
securiti
es
accoun
t
name,
cash
accoun
t
numbe
r,
share
name,
ISIN,
NAD
amoun
t to be
repatria
ted,
Last
Date to
Regist
er
(LDR)
and
Pay
Date.
*	For
sale
procee
ds:
Fund
name,
Securiti
es
accoun
t
name,
cash
accoun
t
numbe
r,
share
name,
ISIN,
numbe
r of
shares
sold
and
date,
and
NAD
amoun
t to be
repatria
ted.
N
e
t
h
e
r
l
a
n
d
s
D
e
u
t
s
c
h
e

B
a
n
k

A
G
,

N
e
t
h
e
r
l
a
n
d
s

I
n
v
e
s
t
o
r

S
e
r
v
i
c
e
s

D
e

E
n
t
r
e
e
s

9
9
-
1
9
7
1
1
0
1

H
E

A
m
s
t
e
r
d
a
m
,

T
h
e

N
e
t
h
e
r
l
a
n
d
s
B
I
C
:

D
E
U
T
N
L
2
A
X
X
X
E
/
D
:

E
u
r
o
c
l
e
a
r

N
e
d
e
r
l
a
n
d

D
e
u
t
s
c
h
e

B
a
n
k

A
..
G
..
,
A
m
s
t
e
r
d
a
m
P
a
r
t
i
c
i
p
a
n
t

n
u
m
b
e
r

a
t

d
e
p
o
s
i
t
o
r
y
:

2
9
2
2
3
Required:
*	State
Street'
s
clients'
counter
parties
must
use
Deutsc
he
Bank
AG's
11-digit
bank
identifi
er code
(BIC)
(DEUT
NL2AX
XX) in
field
95P::D
EAG/R
EAG
*	For
internal
deliver
y and
receipt
settlem
ent
instruct
ions
within
Deutsc
he
Bank,
clients
must
quote
the
benefic
iary
accoun
t
numbe
r.
N
e
w

Z
e
a
l
a
n
d
T
h
e

H
o
n
g
k
o
n
g

a
n
d

S
h
a
n
g
h
a
i

B
a
n
k
i
n
g

C
o
r
p
o
r
a
t
i
o
n

L
t
d
..

H
S
B
C

H
o
u
s
e
L
e
v
e
l

7
,

1

Q
u
e
e
n

S
t
..
A
u
c
k
l
a
n
d

1
0
1
0
,

N
e
w

Z
e
a
l
a
n
d
B
I
C
:

H
S
B
C
N
Z
2
A
X
X
X
E
,

F
i
x
e
d

I
n
c
o
m
e

(
C
o
r
p
/
G
o
v
'
t
)
,

&

d
i
s
c
o
u
n
t
e
d

s
e
c
u
r
i
t
i
e
s
:
N
e
w

Z
e
a
l
a
n
d

C
e
n
t
r
a
l

S
e
c
u
r
i
t
i
e
s
D
e
p
o
s
i
t
o
r
y

L
i
m
i
t
e
d

(
N
Z
C
S
D
)
M
e
m
b
e
r

M
n
e
m
o
n
i
c
:

H
K
B
N
4
5
Q
u
o
t
e
:

"
S
t
a
t
e

S
t
r
e
e
t

(
f
u
n
d
#
)
"
Required:
Counterparty'
s
safekeeping
account
number in
tag 95q for
internal
settlements.

Information Classification: Limited Access

**Unpublished valid BIC in accordance with S.W.I.F.T. guidelines.
For Securities and Cash deadlines, please refer to the Securities
Deadline Summary Matrix and the Cash Delivery Instruction Matrix, found in the beginning of this Reference Matrices chapter.

S
T
A
T
E

S
T
R
E
E
T

|

I
N
V
E
S
T
M
E
N
T

M
A
N
A
G
E
R

G
U
I
D
E

1
9
3



REFERENCE MATRICES   |   SECURITIES AND REQUIRED INFORMATION
MATRIX

M
a
r
k
e
t
S
u
b
c
u
s
t
o
d
i
a
n
D
e
p
o
s
i
t
o
r
y

Other
Information
N
i
g
e
r
S
t
a
n
d
a
r
d

C
h
a
r
t
e
r
e
d

B
a
n
k
C
o
t
e

d
'
I
v
o
i
r
e

2
3
,

B
l
d

d
e

l
a

R
e
p
u
b
l
i
q
u
e
1
7

B
P

1
1
4
1

A
b
i
d
j
a
n
1
7
C
o
t
e

d
'
I
v
o
i
r
e
B
I
C
:

S
C
B
L
C
I
A
B
S
S
U
E
/
D
:

D
e
p
o
s
i
t
a
i
r
e

C
e
n
t
r
a
l
e

-

B
a
n
q
u
e

d
e

R
e
g
l
e
m
e
n
t

State Street
has arranged
facilities to
service only
West African
Nations'
securities
that are listed
on the
BRVM. All
securities
and cash
transactions
processed
through the
BRVM for
State Street
clients will
clear through
our
subcustodian
bank in the
Ivory Coast.
Local
physical
certificates
are available
in the
individual
markets, but
are
negotiated,
processed,
and safekept
outside of the
services
arranged for
these
markets.
State Street
has arranged
facilities to
service only
the securities
issued in
these
markets that
are listed on
the BRVM.
Required:
Pre-funding
is required by
SD-1, 16:00
local time.
N
i
g
e
r
i
a
S
t
a
n
b
i
c

I
B
T
C

B
a
n
k

P
l
c
..
P
l
o
t

1
7
1
2
I
d
e
j
o

S
t
..

V
i
c
t
o
r
i
a

I
s
l
a
n
d
L
a
g
o
s
,

N
i
g
e
r
i
a

1
0
1
0
0
7
A
t
t
n
:

C
u
s
t
o
d
y

S
e
r
v
i
c
e
s

D
e
p
a
r
t
m
e
n
t
B
I
C
:

S
B
I
C
N
G
L
X
X
X
X
E
/
D
:

C
e
n
t
r
a
l

S
e
c
u
r
i
t
i
e
s

C
l
e
a
r
i
n
g

S
y
s
t
e
m

L
i
m
i
t
e
d

(
C
S
C
S
)
T
-
b
i
l
l
s
:

C
e
n
t
r
a
l

B
a
n
k

o
f

N
i
g
e
r
i
a

Required:
*	Investo
rs are
require
d to
provide
their
broker
with
their
securiti
es
accoun
t
numbe
r at the
local
subcus
todian
bank
when
placing
a sale
order.
Prior to
executi
ng a
sale
order,
brokers
must
contact
the
subcus
todian
to
ensure
that the
shares
are
availab
le for
sale at
the
Central
Securiti
es
Clearin
g
Syste
m
Limited
(CSCS
).
*	Investo
rs who
wish to
fund
securiti
es
purcha
se
transac
tions
using a
third-
party
FX or
using
an
existin
g cash
balanc
e must
inform
the
subcus
todian
via an
MT599
on SD-
1 of
the
underly
ing
securiti
es
transac
tion,
otherwi
se the
transac
tion
may be
delaye
d,
pendin
g
receipt
of an
FX
instruct
ion.
*	If an
investo
r uses
a third
party to
execut
e an
FX to
fund a
securiti
es
purcha
se,
cash
pre-
funding
is a
require
ment.
The
subcus
todian
must
receive
funds
by
16:00
(local
time)
on SD-
1 of
the
securiti
es
trade.
*	When
using
cash
entitle
ments
to fund
securiti
es
purcha
se
transac
tions,
investo
rs
should
be
aware
that
dividen
d and
interest
income
is very
rarely
credite
d on
pay
date.
Investo
rs
should
ensure
that
cash
entitle
ments
from
corpor
ate
events
have
been
credite
d and
are
availab
le in
the
cash
accoun
t.
N
o
r
w
a
y
S
k
a
n
d
i
n
a
v
i
s
k
a

E
n
s
k
i
l
d
a

B
a
n
k
e
n

S
e
c
u
r
i
t
i
e
s

S
e
r
v
i
c
e
s
P
..
O
..

B
o
x

1
8
4
3

V
i
k
a

F
i
l
i
p
s
t
a
d

B
r
y
g
g
e

1
N
-
0
1
2
3

O
s
l
o
,

N
o
r
w
a
y
B
I
C
:

E
S
S
E
N
O
K
X
X
X
X
E
/
D
:

V
e
r
d
i
p
a
p
i
r
s
e
n
t
r
a
l
e
n
(
V
P
S
)

Required:
State Street
client
counterpartie
s must use
the
subcustodian
BIC:
ESSENOKX
XXX within
the field
95P::
DEAG/REAG
and the State
Street BIC:
SBOSUS3C
XXX within
the field
95P::
SELL/BUYR
of their
settlement
instructions.

N
o
r
d
e
a

B
a
n
k

A
B

(
p
u
b
l
)
,

f
i
l
i
a
l

i

N
o
r
g
e

E
s
s
e
n
d
r
o
p
s
g
a
t
e

7
0
3
6
8

O
s
l
o

N
o
r
w
a
y
B
I
C
:

N
D
E
A
N
O
K
K
X
X
X


Required:
State Street
client
counterpartie
s must use
the
subcustodian
BIC:
NDEANOKK
XXX within
the field
95P::
DEAG/REAG
and the State
Street BIC:
SBOSUS3C
XXX within
the field
95P::
SELL/BUYR
of their
settlement
instructions.

Information Classification: Limited Access

**Unpublished valid BIC in accordance with S.W.I.F.T. guidelines.
For Securities and Cash deadlines, please refer to the Securities
Deadline Summary Matrix and the Cash Delivery Instruction Matrix, found in the beginning of this Reference Matrices chapter.

S
T
A
T
E

S
T
R
E
E
T

|

I
N
V
E
S
T
M
E
N
T

M
A
N
A
G
E
R

G
U
I
D
E

1
9
4



REFERENCE MATRICES   |   SECURITIES AND REQUIRED INFORMATION
MATRIX

M
a
r
k
e
t
S
u
b
c
u
s
t
o
d
i
a
n
D
e
p
o
s
i
t
o
r
y
Other
Information
O
m
a
n
H
S
B
C

B
a
n
k

O
m
a
n

S
..
A
..
O
..
G
..
H
S
B
C

S
e
c
u
r
i
t
i
e
s

S
e
r
v
i
c
e
s
2
n
d

F
l
o
o
r

A
l

K
h
u
w
a
i
r

P
O

B
o
x

1
7
2
7

P
C

1
1
1
S
e
e
b
,

S
u
l
t
a
n
a
t
e

o
f

O
m
a
n
B
I
C
:

B
B
M
E
O
M
R
X
X
X
X
E
/
D
:

M
u
s
c
a
t

C
l
e
a
r
i
n
g

a
n
d

D
e
p
o
s
i
t
o
r
y

S
..
A
..
O
..
C
..
Required:
*	Docum
entatio
n must
be
provide
d prior
to
invest
ment.
*	The
workw
eek for
trading
and
settlem
ent is
Sunda
y
throug
h
Thursd
ay
*	Investo
rs
executi
ng
foreign
exchan
ge
throug
h State
Street
Global
Market
s that
are
schedu
led to
settle
on
Sunda
y to
cover
securit
y
settlem
ent
obligati
ons
must
ensure
FX
request
s
typicall
y
commu
nicated
to
custod
y units
are
sent as
soon
as
possibl
e on
trade
date to
ensure
local
currenc
y
funding
is in
place
by
Thursd
ay
local
time.
*	Investo
rs
executi
ng
foreign
exchan
ges
throug
h the
subcus
todian
schedu
led to
settle
on
Sunda
y to
cover
settlem
ent
obligati
ons
must
ensure
funding
of the
offsetti
ng
currenc
y
occurs
on
Friday.
P
a
k
i
s
t
a
n
D
e
u
t
s
c
h
e

B
a
n
k

A
..
G
..

U
n
i
c
e
n
t
r
e

-

U
n
i
t
o
w
e
r
s
I
..
I
..

C
h
u
n
d
r
i
g
a
r

R
o
a
d
P
..
O
..

B
o
x

4
9
2
5
K
a
r
a
c
h
i

-

7
4
0
0
0
,

P
a
k
i
s
t
a
n
A
t
t
n
:

I
n
v
e
s
t
o
r

S
e
r
v
i
c
e
s

B
I
C
:

D
E
U
T
P
K
K
A
X
X
X
E
:

C
e
n
t
r
a
l

D
e
p
o
s
i
t
o
r
y

C
o
m
p
a
n
y

(
C
D
C
)
G
o
v
'
t

D
:

S
t
a
t
e

B
a
n
k

o
f

P
a
k
i
s
t
a
n
Required:
*	Docum
entatio
n must
be
provide
d prior
to
invest
ment
*	Broker
s must
use the
same
UIN for
trading
that is
linked
to the
client's
deposit
ory
accoun
t.
P
a
n
a
m
a
C
i
t
i
b
a
n
k
,

N
..
A
..

B
o
u
l
e
v
a
r
d

P
u
n
t
a

P
a
c
i
f
i
c
a
T
o
r
r
e

d
e

l
a
s

A
m
e
r
i
c
a
s

A
p
a
r
t
a
d
o
P
a
n
a
m
a

C
i
t
y
,

P
a
n
a
m
a

0
8
3
4
-
0
0
5
5
5
B
I
C
:

C
I
T
I
P
A
P
A
S
F
E
E
/
D
:

C
e
n
t
r
a
l

L
a
t
i
n
o
a
m
e
r
i
c
a
n
a

d
e

V
a
l
o
r
e
s
,

S
..
A
..

(
L
a
t
i
n
C
l
e
a
r
)

P
e
r
u
C
i
t
i
b
a
n
k

d
e
l

P
e
r
u

S
..
A
..

C
a
n
a
v
a
l

y

M
o
r
e
y
r
a

4
8
0
3
r
d

F
l
o
o
r
,

S
a
n

I
s
i
d
r
o

L
i
m
a

2
7
,

P
e
r
u
B
I
C
:

C
I
T
I
U
S
3
3
L
I
M
*
*
E
/
D

t
r
a
d
e
d

a
t

e
x
c
h
a
n
g
e
:

I
n
s
t
i
t
u
c
i
o
n

d
e

C
o
m
p
e
n
s
a
c
i
o
n

y

L
i
q
u
i
d
a
c
i
o
n

d
e

V
a
l
o
r
e
s

(
C
A
V
A
L
I

I
C
L
V

S
..
A
..
)
Required:
Investor's
CAVALI code
P
h
i
l
i
p
p
i
n
e
s
D
e
u
t
s
c
h
e

B
a
n
k

A
G
,

I
n
v
e
s
t
o
r

S
e
r
v
i
c
e
s

T
o
w
e
r

O
n
e
,

A
y
a
l
a

T
r
i
a
n
g
l
e
,
1
2
2
6

M
a
k
a
t
i

C
i
t
y
,

P
h
i
l
i
p
p
i
n
e
s
B
I
C
:

D
E
U
T
P
H
M
M
X
X
X
E
/
C
o
r
p
:

P
h
i
l
i
p
p
i
n
e

D
e
p
o
s
i
t
o
r
y

a
n
d

T
r
u
s
t

C
o
r
p
o
r
a
t
i
o
n

(
P
D
T
C
)
G
o
v
t
..
:

R
e
g
i
s
t
r
y

o
f

S
c
r
i
p
t
l
e
s
s

S
e
c
u
r
i
t
i
e
s

(
R
o
S
S
)
Required:
Free of
payment
trades must
contain
either:
*	NBE
N
(no
chan
ge
of
ben
efici
al
own
ershi
p)
22F:
BEN
E//N
BEN
or
*	YBE
N
(cha
nge
of
ben
efici
al
own
ershi
p)
22F:
:BE
NE//
YBE
N
70E:
SPR
O//E
Cha
nge
in
Brok
er/C
usto
dian
Certain
settlement
activities,
such as initial
public
offerings,
follow a
nonstandard
settlement
cycle.
Settlement of
such
transactions
requires
Philippine
peso (PHP)
to be
available
prior to the
deadline set
by the
issuing
company.

Information Classification: Limited Access

**Unpublished valid BIC in accordance with S.W.I.F.T. guidelines.
For Securities and Cash deadlines, please refer to the Securities
Deadline Summary Matrix and the Cash Delivery Instruction Matrix, found in the beginning of this Reference Matrices chapter.

S
T
A
T
E

S
T
R
E
E
T

|

I
N
V
E
S
T
M
E
N
T

M
A
N
A
G
E
R

G
U
I
D
E

1
9
5



REFERENCE MATRICES   |   SECURITIES AND REQUIRED INFORMATION
MATRIX

M
a
r
k
e
t
S
u
b
c
u
s
t
o
d
i
a
n
D
e
p
o
s
i
t
o
r
y
Other
Information
P
o
l
a
n
d
B
a
n
k

H
a
n
d
l
o
w
y

w

W
a
r
s
z
a
w
i
e

S
..
A
..

u
l

S
e
n
a
t
o
r
s
k
a

1
6
0
0
-
2
9
3

W
a
r
s
a
w
,

P
o
l
a
n
d
A
t
t
n
:

C
u
s
t
o
d
y

D
e
p
a
r
t
m
e
n
t
B
I
C
:

C
I
T
I
P
L
P
X
X
X
X

B
a
n
k

P
o
l
s
k
a

K
a
s
a

O
p
i
e
k
i

S
..
A
..
3
1

Z
w
i
r
k
i

I

W
i
g
u
r
y

S
t
r
e
e
t
0
2
-
0
9
1
,

W
a
r
s
a
w
,
E
/
D
:

K
r
a
j
o
w
y

D
e
p
o
z
y
t

P
a
p
i
e
r
o
w

W
a
r
t
o
s
c
i
o
w
y
c
h
,

t
h
e

N
a
t
i
o
n
a
l

D
e
p
o
s
i
t
o
r
y

o
f

S
e
c
u
r
i
t
i
e
s

(
N
D
S
)
S
T
:

R
e
j
e
s
t
r

P
a
p
i
e
r
o
w

W
a
r
t
o
s
c
i
o
w
y
c
h

(
R
P
W
)
,

t
h
e

R
e
g
i
s
t
r
a
r

o
f

S
e
c
u
r
i
t
i
e
s
,

f
o
r

d
e
m
a
t
e
r
i
a
l
i
z
e
d

T
-
b
i
l
l
s
Required:
*	Docum
entatio
n must
be
provide
d prior
to
invest
ment.
*	For
State
Street
clients
trading
directly
throug
h a
local
broker,
the
client
needs
to
indicat
e the
local
broker'
s BIC
code
as
clearin
g
agent.
If the
local
broker
does
not
have a
BIC
code,
the
name
of the
local
broker
will
suffice.
*	For
State
Street
clients
trading
throug
h an
internat
ional
broker,
the
client
needs
to
indicat
e the
internat
ional
broker'
s BIC
code. If
the
client's
internat
ional
broker
does
not
have a
relation
ship
with
State
Street'
s local
subcus
todians
as their
clearin
g
agent,
the
client
must
also
indicat
e their
internat
ional
broker'
s local
clearin
g agent
on their
settlem
ent
instruct
ion as
deliveri
ng or
receivi
ng
agent.
*	Settle
ment
instruct
ions
submitt
ed by
our
client's
internat
ional
broker
Poland must
indicate the State Street client's account number at their local
BIC: PKOPPLPWXXX
subcustodian.
*	The
currenc
y code
and
the
transac
tion
value
must
be
input
into
field
70E of
the
corresp
onding
S.W.I.
F.T.
MT54X
messa
ge for
all free
of
payme
nt
settlem
ent
instruct
ions or
the
hard
copy of
the
trade.
P
o
r
t
u
g
a
l
D
e
u
t
s
c
h
e

B
a
n
k

A
G
,

N
e
t
h
e
r
l
a
n
d
s
(
o
p
e
r
a
t
i
n
g

t
h
r
o
u
g
h

t
h
e

A
m
s
t
e
r
d
a
m

b
r
a
n
c
h

w
i
t
h

s
u
p
p
o
r
t

f
r
o
m

i
t
s

L
i
s
b
o
n

b
r
a
n
c
h
)
I
n
v
e
s
t
o
r

S
e
r
v
i
c
e
s

D
e

E
n
t
r
e
e
s

9
9
-
1
9
7
1
1
0
1

H
E

A
m
s
t
e
r
d
a
m
,

T
h
e

N
e
t
h
e
r
l
a
n
d
s
B
I
C
:

D
E
U
T
N
L
2
A
X
X
X
E
/
D
:

I
N
T
E
R
B
O
L
S
A

B
I
C
:

I
B
L
S
P
T
P
P
X
X
X
Required:
For internal
delivery and
receipt
settlement
instructions
within
Deutsche
Bank, clients
must quote
the
beneficiary
account
number.
P
u
e
r
t
o

R
i
c
o
C
i
t
i
b
a
n
k
,

N
..
A
..
2
3
5

F
e
d
e
r
i
c
o

C
o
s
t
a

S
t
r
e
e
t
S
u
i
t
e

3
1
5
S
a
n

J
u
a
n
,

P
R

0
0
9
1
8
P
h
y
s
i
c
a
l

I
n
s
t
r
u
m
e
n
t
s

D
V
P
/
R
V
P

F
r
e
e

R
e
c
e
i
p
t
s
/
D
e
l
i
v
e
r
i
e
s
U
..
S
..

D
e
p
o
s
i
t
o
r
y
-

n
o
n
-
P
h
y
s
i
c
a
l
s
:
D
T
C

N
u
m
b
e
r

9
0
8
Required:
Account
Name/Fund
Number

Information Classification: Limited Access

**Unpublished valid BIC in accordance with S.W.I.F.T. guidelines.
For Securities and Cash deadlines, please refer to the Securities
Deadline Summary Matrix and the Cash Delivery Instruction Matrix, found in the beginning of this Reference Matrices chapter.

S
T
A
T
E

S
T
R
E
E
T

|

I
N
V
E
S
T
M
E
N
T

M
A
N
A
G
E
R

G
U
I
D
E

1
9
6



REFERENCE MATRICES   |   SECURITIES AND REQUIRED INFORMATION
MATRIX

M
a
r
k
e
t
S
u
b
c
u
s
t
o
d
i
a
n
D
e
p
o
s
i
t
o
r
y
Other
Information
Q
a
t
a
r
H
S
B
C

B
a
n
k

M
i
d
d
l
e

E
a
s
t

L
i
m
i
t
e
d
2

F
l

A
l
i

B
i
n

A
l
i

T
o
w
e
r

B
u
i
l
d
i
n
g

n
o
..
:

1
5
0

A
i
r
p
o
r
t

R
o
a
d
D
o
h
a
,

Q
a
t
a
r
B
I
C
:

B
B
M
E
Q
A
Q
X
X
X
X
E
:

C
e
n
t
r
a
l

C
l
e
a
r
i
n
g

a
n
d

R
e
g
i
s
t
r
a
t
i
o
n

(
C
C
R
)
,

a

d
e
p
a
r
t
m
e
n
t

o
f

t
h
e

Q
a
t
a
r

E
x
c
h
a
n
g
e

(
Q
E
)
Required:
*	Docum
entatio
n must
be
provide
d prior
to
invest
ment.
*	As a
result
of a
purcha
se
transac
tion,
shares
are
credite
d to
the
client's
CCR
trading
accoun
t. The
shares
will
remain
in this
accoun
t and
be
accessi
ble to
brokers
until
the
client
instruct
s the
subcus
todian
via an
MT599
to
transfe
r the
shares
to the
client's
safeke
eping
accoun
t at the
CCR.
*	Pre-
Advice:
QE
require
s that
shares
be
availabl
e to
the
executi
ng
broker
in the
seller's
trading
accoun
t at the
time of
trade
executi
on.
Shares
must
be
transfe
rred
from
the
client's
CCR
safeke
eping
accoun
t to
their
CCR
trading
accoun
t in
order
to sell
shares
register
ed in
the
CCR.
Clients
must
pre-
advise
State
Street
to
execut
e the
transfe
r on T-
1 or
earlier.
For
sale
orders
submitt
ed for
executi
on on
Sunda
y and
Monda
y,
State
Street
must
receive
the
pre-
advice
by the
precedi
ng
Friday
by
11:00
Easter
n Time
(ET).
*	Clients
are
require
d to
send
an
MT599
by
10:00
(ET)
on
T+1,
for a
real/irre
vocabl
e trade
rejectio
n.
*	The
workw
eek for
trading
and
settlem
ent is
Sunda
y
throug
h
Thursd
ay.
*	Investo
rs
executi
ng
foreign
exchan
ge
throug
h State
Street
Global
Market
s that
are
schedu
led to
settle
on
Sunda
y to
cover
securit
y
settlem
ent
obligati
ons
must
ensure
FX
request
s
typicall
y
commu
nicated
to
custod
y units
are
sent as
soon
as
possibl
e on
trade
date to
ensure
local
currenc
y
funding
is in
place
by
Thursd
ay
local
time.
*	Investo
rs
executi
ng
foreign
exchan
ges
throug
h the
subcus
todian
schedu
led to
settle
on
Sunda
y to
cover
settlem
ent
obligati
ons
must
ensure
funding
of the
offsetti
ng
currenc
y
occurs
on
Friday.
R
o
m
a
n
i
a
C
i
t
i
b
a
n
k

E
u
r
o
p
e

p
l
c
,

D
u
b
l
i
n

-

R
o
m
a
n
i
a

B
r
a
n
c
h
8
,

I
a
n
c
u

d
e

H
u
n
e
d
o
a
r
a

B
o
u
l
e
v
a
r
d
7
1
2
0
4
2
,
B
u
c
h
a
r
e
s
t

S
e
c
t
o
r

1
,

R
o
m
a
n
i
a
B
I
C
:

C
I
T
I
R
O
B
U
X
X
X
E
/
C
o
r
p

D
:

S
..
C
..

D
e
p
o
z
i
t
a
r
u
l

C
e
n
t
r
a
l

S
..
A
..
G
o
v
t

D
:

N
a
t
i
o
n
a
l

B
a
n
k

o
f

R
o
m
a
n
i
a

(
N
B
R
)
Required:
*	Docum
entatio
n must
be
provide
d prior
to
invest
ment.
*	For
over
the
counter
(OTC)
transac
tions
related
to
turnaro
und
transac
tions,
clients
should
include
a
referen
ce to
the
opposit
e leg in
field
20C
within
Subse
quence
A1 of
their
respect
ive
settlem
ent
instruct
ions.
The
relevan
t field
of the
settlem
ent
instruct
ion is
as
follows:
16R:LI
NK
20C::C
OMM//
(Refere
nce
Numbe
r)
16:LIN
K

Information Classification: Limited Access

**Unpublished valid BIC in accordance with S.W.I.F.T. guidelines.
For Securities and Cash deadlines, please refer to the Securities
Deadline Summary Matrix and the Cash Delivery Instruction Matrix, found in the beginning of this Reference Matrices chapter.

S
T
A
T
E

S
T
R
E
E
T

|

I
N
V
E
S
T
M
E
N
T

M
A
N
A
G
E
R

G
U
I
D
E

1
9
7



REFERENCE MATRICES   |   SECURITIES AND REQUIRED INFORMATION
MATRIX

M
a
r
k
e
t
S
u
b
c
u
s
t
o
d
i
a
n
D
e
p
o
s
i
t
o
r
y
Other
Information
R
u
s
s
i
a
A
O

C
i
t
i
b
a
n
k
8
-
1
0

G
a
s
h
e
k
a

S
t
r
e
e
t
,
B
u
i
l
d
i
n
g

1
M
o
s
c
o
w

1
2
5
0
4
7

R
u
s
s
i
a
n

F
e
d
e
r
a
t
i
o
n

B
I
C
:

C
I
T
I
R
U
M
X
X
X
E
/
D
:

N
a
t
i
o
n
a
l

S
e
t
t
l
e
m
e
n
t

D
e
p
o
s
i
t
o
r
y

(
N
S
D
)

F
o
r

b
o
t
h

e
q
u
i
t
y

a
n
d

d
e
b
t
,

d
e
t
a
i
l
s

f
o
r

s
e
t
t
l
i
n
g

a
t

t
h
e

N
S
D

a
r
e

a
s

f
o
l
l
o
w
s
:
-	D
e
p
o
s
i
t
o
r
y

a
c
c
o
u
n
t

n
u
m
b
e
r
:

T
L
1
2
1
2
1
4
0
2
1
6
-	S
u
b
a
c
c
o
u
n
t

n
u
m
b
e
r

a
t

N
S
D
:

7
0
0
0
0
0
0
0
0
0
0
4
2
0
4
0
2
-	D
e
p
o
s
i
t
o
r
y

c
o
d
e

a
t

N
S
D
:

M
C
0
0
1
8
6
0
0
0
0
0
State Street
offers
custody of
equities,
Russian
ruble (RUB)
denominated
government
fixed income,
and
corporate
debt, in
Russia to all
clients for
transactions
executed
OTC. Prior to
investing in
these
instruments,
State Street's
clients must
open a
safekeeping
account.

When
instructing
equities or
debt
transactions
settling at the
NSD for a
trade with a
counterparty
not utilizing
Citibank as
custodian in
Russia
(95P::DEAG/
REAG NOT
//CITIRUMX
or //AO
Citibank),
Citi's
subaccount
at NSD is
7000000000
0420402,
which is
linked with all
underlying
client
safekeeping
accounts.

The full
Citibank
details would
be expressed
as
"TL12121402
16/70000000
000420402"
giving a 30-
digit account
number in
the market
for a trade
settling with a
counterparty
not utilizing
Citibank as
custodian in
Russia
(within
97A::SAFE
of the
DEAG/REAG
block).

When
instructing
equities or
debt
transactions
settling at the
NSD for a
trade with a
counterparty
utilizing
Citibank as
subcustodian
in Russia
(95P::DEAG/
REAG//
CITIRUMX or
//AO
Citibank) the
counterparty'
s 10- digit
securities
account with
Citibank
should be
referenced
within
97A::SAFE
of the
BUYR/SELL
block.

Account
Opening
Requiremen
ts:
Documentati
on must be
provided prior
to
investment.

Transaction
Funding
Requiremen
ts:
Equities and
RUB-
denominate
d
government
and
corporate
debt traded
OTC:
Foreign
investors
settle cash
obligations
either FOP
with the cash
moving off-
shore in USD
or USD
DVP/RVP.
For State
Street clients,
no FX takes
place in the
market and
no RUB
accounts are
opened at
the
subcustodian
..

Proxy
Voting
Russian
regulations
prohibit split
and partial
proxy voting,
which limits
State Street's
ability to offer
proxy voting
for clients
operating
under State
Street's
umbrella
account at
the
subcustodian
.. As a result,
State Street
is only able
to offer full
proxy voting
services for
segregated
accounts in
the client's
name at the
subcustodian
.. In specific
situations,
there is a
limited
possibility for
clients to
vote on
shares held
in the State
Street
umbrella
account,
including
instances
where the
client is the
only holder of
a security or
where all
holders of a
security in
the umbrella
account (1)
vote, and (2)
vote the
same way.
Due to
technical
limitations
and client
confidentiality
concerns,
State Street
is unable to
advise clients
in  advance
whether
these criteria
have been
met for a
particular
proxy  event.
Consequentl
y, State
Street does
not generally
offer proxy
services for
clients
operating
under the
umbrella
account, but
if a client
wishes to
vote, State
Street will
attempt to
process any
proxy
instruction
given, with
the
understandin
g that the
instruction
may not be
processed or
accepted in
the market.
The
subcustodian
will only
process an
instruction in
the market if
it will not
result in split
or partial
voting.

Information Classification: Limited Access

**Unpublished valid BIC in accordance with S.W.I.F.T. guidelines.
For Securities and Cash deadlines, please refer to the Securities
Deadline Summary Matrix and the Cash Delivery Instruction Matrix, found in the beginning of this Reference Matrices chapter.

S
T
A
T
E

S
T
R
E
E
T

|

I
N
V
E
S
T
M
E
N
T

M
A
N
A
G
E
R

G
U
I
D
E

1
9
8



REFERENCE MATRICES   |   SECURITIES AND REQUIRED INFORMATION
MATRIX

Market             Subcustodian     Depository    Other
Information

Saudi Arabia    HSBC Saudi Arabia
7267 Olaya -Al Murooj Riyadh 12283-2255 Kingdom of Saudi Arabia
BIC: SABBSARIXXX

E/D: Tadawul Central Securities Depository (CSD)

Required:
*	Documentation must be provided prior to investment.
*	Clients are required to send an MT599 by 08:00 Eastern Standard
Time (EST) on T-1, to execute the transfer of shares from the client's safekeeping account to the client's trading account. For sale orders submitted for execution on Sunday and Monday, State Street must receive the pre-advice by the preceding Thursday.
*	Transactions on the Tadawul CSD settle on a T+0 settlement cycle.
This cycle poses operational challenges, including the timing of instructions and control of client's assets during settlement.
*	The workweek for trading and settlement is Sunday through Thursday.
*	Investors executing foreign exchanges through the subcustodian scheduled to settle on Sunday to cover settlement obligations must ensure funding of the offsetting currency occurs on Friday, as cash movements in some markets, e.g., USD, do not occur on Saturday and Sunday.
*	To transfer securities for which the foreign ownership limit is under enhanced control from an investor's safekeeping account to the investor's trading account, the investor's subcustodian must submit a physical transfer form to the Tadawul Stock Exchange. The transfer must be instructed to State Street by 10:00 EST on T-2.Clients must include the following information on the instructions sent to State Street:
*	the client's portfolio account number,
*	the client's trading account number with their local broker,
*	national investor number,
*	name of investor,
*	scrip name,
*	local code, and
*	quantity of securities Currently, the impacted securities are:
Security Name                                       Local Code
Jabal Omar Development Company                      4250
Knowledge Economic City                     4310 Makkah Construction and
Development Co         4100 Taiba Holding Co
4090
*	As part of the Independent Custody Model (ICM), subcustodians are required to confirm a client's buying power to the Tadawul Stock Exchange daily.This is achieved either one of two ways.
*	When a client enrolls in the ICM, HSBC Saudi Arabia  establishes a credit line of SAR20 million. A client who uses the credit line, rather than prefunding, must ensure that its local SAR off-book cash account with HSBC Saudi Arabia is funded on the settlement date of T+2 or HSBC Saudi Arabia will overdraw (O/D) the client's SAR off-book cash account and charge an O/D rate of 15.5%.

Information Classification: Limited Access

**Unpublished valid BIC in accordance with S.W.I.F.T. guidelines.
For Securities and Cash deadlines, please refer to the Securities
Deadline Summary Matrix and the Cash Delivery Instruction Matrix, found in the beginning of this Reference Matrices chapter.

S
T
A
T
E

S
T
R
E
E
T

|

I
N
V
E
S
T
M
E
N
T

M
A
N
A
G
E
R

G
U
I
D
E

1
9
9



REFERENCE MATRICES   |   SECURITIES AND REQUIRED INFORMATION
MATRIX

M
a
r
k
e
t
S
u
b
c
u
s
t
o
d
i
a
n
D
e
p
o
s
i
t
o
r
y
Other
Information
*	Alte
rnat
ivel
y a
clie
nt
can
pref
und
its
acc
oun
t
with
Tad
awu
l as
follo
ws:
[Av
aila
ble
Cas
h
Bal
anc
e -
Out
war
d
Inte
r-
ban
k
(MT
599
) -
Out
war
d
FX
rec
eive
d
(MT
599
) -
Cas
h
Hol
dba
ck
(MT
599
)].
The
bala
nce
uplo
ade
d
as
buyi
ng
pow
er
will
be
bloc
ked
duri
ng
mar
ket
hou
rs
and
una
vail
abl
e
for
out
war
d
inte
r-
ban
k
pay
me
nts
or
FX
rep
atri
atio
n
req
uest
s. A
clie
nt
sho
uld
sen
d
out
war
d
inte
r-
ban
k
pay
me
nts
and
out
war
d
FX
rep
atri
atio
n
req
uest
s
via
an
MT
599
..
Any
out
war
d
inte
r-
ban
k
pay
me
nts
sen
t via
an
MT
103
or
MT
202
sho
uld
also
be
acc
om
pani
ed
by
an
MT
599
hold
bac
k
req
uest
, so
that
the
out
war
d
inte
r-
ban
k
pay
me
nts
is
not
part
of
the
follo
win
g
day'
s
buyi
ng
pow
er
calc
ulati
on.
All
MT
599
hold
bac
k
req
uest
s
mu
st
be
rec
eive
d
by
Stat
e
Stre
et
by
VD-
1,
noo
n
ES
T.
Fun
ds
mu
st
be
avai
labl
e in
the
clie
nt's
seg
reg
ate
d
off-
boo
k
cas
h
acc
oun
t in
the
loca
l
mar
ket
by
T-1,
14:
00
loca
l
tim
e.
*	All
MT103
messa
ges
sent to
HSBC
Saudi
Arabia
must
quote
the
client's
four
digit
State
Street
fund
numbe
r in
field
50K
and for
all
MT202
messa
ges
must
quote
the
client's
four
digit
State
Street
fund
numbe
r in
field
72.
Clients
who
fail to
include
this
detail
in their
MT103
or
MT202
messa
ges
may
experie
nce
rejecte
d or
delaye
d
payme
nts.
State
Street
will not
be
liable
for any
losses,
damag
es,
cost, or
expens
es a
client
may
incur
due to
a
rejecte
d or
delaye
d
payme
nt.
S
e
n
e
g
a
l
S
t
a
n
d
a
r
d

C
h
a
r
t
e
r
e
d

B
a
n
k
C
o
t
e

d
'
I
v
o
i
r
e

2
3
,

B
l
d

d
e

l
a

R
e
p
u
b
l
i
q
u
e
1
7

B
P

1
1
4
1

A
b
i
d
j
a
n
1
7
C
o
t
e

d
'
I
v
o
i
r
e
B
I
C
:

S
C
B
L
C
I
A
B
S
S
U
E
/
D
:

D
e
p
o
s
i
t
a
i
r
e

C
e
n
t
r
a
l
e

-

B
a
n
q
u
e

d
e

R
e
g
l
e
m
e
n
t
State Street
has arranged
facilities to
service only
West African
Nations'
securities
that are listed
on the
BRVM. All
securities
and cash
transactions
processed
through the
BRVM for
State Street
clients will
clear through
our
subcustodian
bank in the
Ivory Coast.
Local
physical
certificates
are available
in the
individual
markets, but
are
negotiated,
processed,
and safekept
outside of the
services
arranged for
these
markets.
State Street
has arranged
facilities to
service only
the securities
issued in
these
markets that
are listed on
the BRVM.
Required:
Pre-funding
is required by
SD-1, 16:00
local time.
S
e
r
b
i
a
U
n
i
c
r
e
d
i
t

B
a
n
k

S
e
r
b
i
a

J
S
C
R
a
j
i
c
e
v
a

2
7
-
2
9
1
1
0
0
0

B
e
l
g
r
a
d
e
,

S
e
r
b
i
a
B
I
C
:

B
A
C
X
R
S
B
G
X
X
X
E
/
D
:

T
h
e

C
e
n
t
r
a
l

S
e
c
u
r
i
t
i
e
s

D
e
p
o
s
i
t
o
r
y

a
n
d

C
l
e
a
r
i
n
g

H
o
u
s
e
B
I
C
:

C
S
D
E
R
S
B
1
X
X
X
Required:
*	Docum
entatio
n must
be
provide
d prior
to
invest
ment.
*	Clients
must
be
aware
that
EUR
currenc
y
obligati
ons
must
be
proces
sed
directly
, as the
Serbia
n
market
is not
include
d in
State
Street'
s on-
book
facility
for
EUR.
Only
EUR
denomi
nated
bonds
may be
settled
against
EUR.
*	Payme
nts
sent
with a
VD of
7 days
or
more
in the
future
will be
rejecte
d and
must
be
reinstru
cted.

Information Classification: Limited Access

**Unpublished valid BIC in accordance with S.W.I.F.T. guidelines.
For Securities and Cash deadlines, please refer to the Securities
Deadline Summary Matrix and the Cash Delivery Instruction Matrix, found in the beginning of this Reference Matrices chapter.

S
T
A
T
E

S
T
R
E
E
T

|

I
N
V
E
S
T
M
E
N
T

M
A
N
A
G
E
R

G
U
I
D
E

2
0
0



REFERENCE MATRICES   |   SECURITIES AND REQUIRED INFORMATION
MATRIX

M
a
r
k
e
t
S
u
b
c
u
s
t
o
d
i
a
n
D
e
p
o
s
i
t
o
r
y
Other
Information
S
i
n
g
a
p
o
r
e
U
n
i
t
e
d

O
v
e
r
s
e
a
s

B
a
n
k

L
i
m
i
t
e
d

(
U
O
B
)
1
5
6

C
e
c
i
l

S
t
r
e
e
t
F
E
B

B
u
i
l
d
i
n
g

#
0
8
-
0
3
S
i
n
g
a
p
o
r
e

0
6
9
5
4
4
B
I
C
:

U
O
V
B
S
G
S
G
X
X
X
T
h
e

f
o
l
l
o
w
i
n
g

c
l
i
e
n
t
s
'

a
s
s
e
t
s

s
h
o
u
l
d

b
e

d
i
r
e
c
t
e
d

t
o

U
O
B
:
-	A
l
l

c
l
i
e
n
t

a
c
c
o
u
n
t
s

p
r
e
v
i
o
u
s
l
y

s
e
r
v
i
c
e
d

b
y

D
e
u
t
s
c
h
e

B
a
n
k

G
l
o
b
a
l

S
e
c
u
r
i
t
i
e
s

S
e
r
v
i
c
e
s
,

w
h
o
s
e

S
i
n
g
a
p
o
r
e
a
n

a
s
s
e
t
s

a
r
e

a
l
r
e
a
d
y

a
t

U
O
B
..
-	A
s
i
a
-
P
a
c
i
f
i
c

c
l
i
e
n
t
s

t
h
a
t

d
o

n
o
t

p
a
r
t
i
c
i
p
a
t
e

i
n

S
t
a
t
e

S
t
r
e
e
t
'
s

I
n
t
e
r
n
a
t
i
o
n
a
l

L
e
n
d
i
n
g

p
r
o
g
r
a
m
..

C
i
t
i
b
a
n
k
,

N
..
A
..

C
i
t
i
g
r
o
u
p

G
l
o
b
a
l

T
r
a
n
s
a
c
t
i
o
n

S
e
r
v
i
c
e
s

R
e
g
i
o
n
a
l

S
e
r
v
i
c
e
s

C
e
n
t
e
r
E
:

C
e
n
t
r
a
l

D
e
p
o
s
i
t
o
r
y

P
t
e

L
t
d
..

(
C
D
P
)
D
:

M
o
n
e
t
a
r
y

A
u
t
h
o
r
i
t
y

o
f

S
i
n
g
a
p
o
r
e

(
M
A
S
)

-

G
o
v
'
t
ADR
Transfers
and
Conversions
To transfer
U.S. ADRs to
CDP
*	State
Street
clients
must
instruct
State
Street
to
deliver
DRs to
CDP's
DTC
accoun
t free
of
payme
nt
*	C
D
P'
s
D
T
C
a
c
c
o
u
nt
n
u
m
b
er
is
5
7
0
0
*	State
Street
clients
must
instruct
CDP to
receive
the
DRs
into the
correct
CDP
accoun
t using
a Form
57A
To transfer
CDP held
DRs to U.S.
*	State
Street
clients
must
instruct
State
Street
to
receive
DRs
free of
payme
nt from
CDP's
DTC
accoun
t
*	C
D
P'
s
D
T
C
a
c
c
o
u
nt
n
u
m
b
er
is
5
7
0
0
*	State
Street
clients
must
instruct
CDP to
deliver
the
DRs to
the
correct
DTC
accoun
t using
a Form
57B
To issue HK
Dual Listed
DRs
*	State
Street
clients
must
send
instruct
ions to
deliver
ordinar
y
shares
free of
payme
nt to
BNY
Mellon'
s (the
DR
agent)
local
custodi
an
*	A
L
et
te
r
of
Tr
a
n
s
m
itt
al
m
u
st
a
cc
o
m
p
a
n
y
th
e
d
e
p
o
sit
of
s
h
ar
e
s
*	State
Street
clients
must
instruct
CDP to
receive
the
DRs
into the
correct
CDP
accoun
t using
a Form
57A
To cancel
HK Dual
Listed DRs
*	State
Street
clients
must
instruct
CDP to
deliver
the
DRs
free of
payme
nt to
BNY
Mellon
using a
Form
57B
*	B
N
Y
M
ell
o
n'
s
D
T
C
a
c
c
o
u
nt
n
u
m
b
er
is
2
5
0
4
*	BNY
Mellon
will
cancel
the
DRs
and
instruct
their
Hong
Kong
Citi Singapore
Custodian to deliver ordinary shares free of payment for next day
Campus (CSC),                                          value
3 Changi Business                                      *???????State
Street clients must send instructions to receive the local Park
Crescent,                                              shares from
BNY Mellon in Hong Kong
#07-00, Singapore
486026
BIC: CITISGSGXXX
The following clients' assets should be directed to Citibank, N.A. Singapore: - North American and European clients
- Asia-Pacific clients that participate in State Street's International Lending program.
S
l
o
v
a
k

R
e
p
u
b
l
i
c
U
n
i
C
r
e
d
i
t

B
a
n
k

C
z
e
c
h

R
e
p
u
b
l
i
c

a
n
d

S
l
o
v
a
k
i
a
,

a
..
s
..
C
u
s
t
o
d
y

D
e
p
a
r
t
m
e
n
t

S
a
n
c
o
v
a

1
/
A
8
1
3

3
3

B
r
a
t
i
s
l
a
v
a
,

S
l
o
v
a
k

R
e
p
u
b
l
i
c
B
I
C
:

U
N
C
R
S
K
B
X
X
X
X
E
/
D
:

C
e
n
t
r
a
l
n
y

d
e
p
o
z
i
t
a
r

c
e
n
n
y
c
h

p
a
p
i
e
r
o
v

S
R
,

a
..
s
..
Required:
*	Docum
entatio
n must
be
provide
d prior
to
invest
ment.

Information Classification: Limited Access

**Unpublished valid BIC in accordance with S.W.I.F.T. guidelines.
For Securities and Cash deadlines, please refer to the Securities
Deadline Summary Matrix and the Cash Delivery Instruction Matrix, found in the beginning of this Reference Matrices chapter.

S
T
A
T
E

S
T
R
E
E
T

|

I
N
V
E
S
T
M
E
N
T

M
A
N
A
G
E
R

G
U
I
D
E

2
0
1



REFERENCE MATRICES   |   SECURITIES AND REQUIRED INFORMATION
MATRIX

M
a
r
k
e
t
S
u
b
c
u
s
t
o
d
i
a
n
D
e
p
o
s
i
t
o
r
y
Other
Information
S
l
o
v
e
n
i
a
U
n
i
C
r
e
d
i
t

B
a
n
k
a

S
l
o
v
e
n
i
j
a

d
..
d
..

S
m
a
r
t
i
n
s
k
a

1
4
0

S
I
-
1
0
0
0

L
j
u
b
l
j
a
n
a

S
l
o
v
e
n
i
a
B
I
C
:

B
A
C
X
S
I
2
2
X
X
X
E
/
D
:

C
e
n
t
r
a
l
n
a

k
l
i
r
i
n
s
k
o

d
e
p
o
t
n
a

d
r
u
z
b
a

d
..
d
..

(
K
D
D
)
Required:
*	Docum
entatio
n must
be
provide
d prior
to
invest
ment.
S
o
u
t
h

A
f
r
i
c
a
S
t
a
n
d
a
r
d

B
a
n
k

o
f

S
o
u
t
h

A
f
r
i
c
a

L
i
m
i
t
e
d

3
r
d

F
l
o
o
r
,
2
5

P
i
x
l
e
y

K
a

I
s
a
k
a

S
e
m
e

S
t
r
e
e
t

J
o
h
a
n
n
e
s
b
u
r
g

2
0
0
1

R
e
p
u
b
l
i
c

o
f

S
o
u
t
h

A
f
r
i
c
a
B
I
C
:

S
B
Z
A
Z
A
J
J
X
X
X
T
h
e

f
o
l
l
o
w
i
n
g

c
l
i
e
n
t
s
'

a
s
s
e
t
s

s
h
o
u
l
d

b
e

d
i
r
e
c
t
e
d

t
o

S
t
a
n
d
a
r
d

C
o
r
p
o
r
a
t
e

a
n
d

M
e
r
c
h
a
n
t

B
a
n
k
:
*	A
s
s
e
t
s

o
f

a
l
l

i
n
s
t
i
t
u
t
i
o
n
a
l

c
l
i
e
n
t
s

t
h
a
t

p
a
r
t
i
c
i
p
a
t
e

i
n

S
t
a
t
e

S
t
r
e
e
t
'
s

s
e
c
u
r
i
t
i
e
s

l
e
n
d
i
n
g

p
r
o
g
r
a
m
F
i
r
s
t
R
a
n
d

B
a
n
k

L
i
m
i
t
e
d

M
e
z
z
a
n
i
n
e

F
l
o
o
r
3

F
i
r
s
t

P
l
a
c
e

B
a
n
k
C
i
t
y

C
o
r
n
e
r

S
i
m
m
o
n
d
s

&
J
e
p
p
e

S
t
s
..

J
o
h
a
n
n
e
s
b
u
r
g

2
0
0
1

R
e
p
u
b
l
i
c

o
f

S
o
u
t
h

A
f
r
i
c
a
B
I
C
:

F
I
R
N
Z
A
J
J
X
X
X
T
h
e

f
o
l
l
o
w
i
n
g

c
l
i
e
n
t
s
'

a
s
s
e
t
s

s
h
o
u
l
d

b
e

d
i
r
e
c
t
e
d

t
o

F
i
r
s
t
R
a
n
d

B
a
n
k
*	A
s
s
e
t
s

o
f

a
l
l

i
n
s
t
i
t
u
t
i
o
n
a
l

c
l
i
e
n
t
s

t
h
a
t

d
o

n
o
t

p
a
r
t
i
c
i
p
a
t
e

i
n

S
t
a
t
e

S
t
r
e
e
t
'
s

s
e
c
u
r
i
t
i
e
s

l
e
n
d
i
n
g

p
r
o
g
r
a
m
E
/
D
:

S
t
r
a
t
e

L
t
d
..
Required:
22F::STAM/S
TRA/USTN
must be
populated in
the
settlement
instructions if
Securities
Transfer Tax
(STT) has
already been
paid or if the
transaction is
exempt from
STT for any
reason. If this
field is not
present, our
subcustodian
will pay STT.
State Street
would like to
reiterate the
importance of
meeting off-
market trade
instruction
deadlines. It
should be
noted that
missing
instruction
deadlines for
off-market
trades can
lead to the
failure of
current on-
market
trades. Under
the T+3 cycle
for equities
effective July
11, 2016, the
market
commit
deadline for
on and off
market
trades is T+2
at 15:00;
however, the
JSE
conducts a
margin call
process for
uncommitted
on- market
trades at
18:00 on
T+1. Brokers
may pass
margining
costs to their
clients if the
on-market
trade (or off-
market trade
with an on-
market
dependency)
is not
committed by
18:00 on
T+1.
Penalties for
these failed
on-market
trades will be
passed to
State Street
clients and
investment
managers.
State Street
clients and
investment
managers
should be
aware that
the following
7 matching
criteria are
required for
off-market
equity and
bond trades
(both buys
and sells) in
Strate Ltd.
Trade
instructions
that do not
include the
proper
matching
criteria will
need to be
cancelled
and
rebooked:
*	IS
I
N
n
u
m
b
er
s
*	S
e
c
ur
it
y
Q
u
a
nt
it
y
*	S
et
tl
e
m
e
nt
D
at
e
*	Tr
a
d
e
D
at
e
*	S
et
tl
e
m
e
nt
A
m
o
u
nt
a
n
d
S
et
tl
e
m
e
nt
C
ur
re
n
c
y
*	B
u
y
er
/s
ell
er
s
af
e
k
e
e
pi
n
g
a
c
c
o
u
nt
n
u
m
b
er
in
9
7
A
S
A
F
E
*	C
o
u
nt
er
p
ar
ty
BI
C
c
o
d
e
For on-
market bond
transactions,
the new JSE
member BIC
must be
included in
the
settlement
instruction.
For off-
market bond
transactions,
the CSDP
BIC must be
included in
the
settlement
instruction.
The below
additional
matching
criteria is
also required
only for
equity
trades:
*	Matchin
g
Taxable
Indicato
r:
Populati
ng the
trade
instructi
on with
the
code
word:
22::STA
M/STR
A/USTN
will
match
by
default
as "tax
exempt"
and the
subcust
odian
will not
collect
STT.
If the
above
code
word is
not
populat
ed in
the
settlem
ent
instructi
ons, it
will
match
by
default
as "tax
payable
" and
the
subcust
odian
will
collect
STT.
A trade
with
non-
matchin
g
taxable
indicator
s will
cause a
fail, and
the
trade
will
have to
be
cancelle
d and
rebooke
d for
new
value by
T+1,
17:00
local
time. If
the
trade is
not
cancelle
d and
rebooke
d for
new
value by
T+1,
17:00
local
time, it
will
have to
be
renegoti
ated
under a
new
T+3
settlem
ent
cycle.
Strate
allows
counter
parties
to move
forward
(i.e.,
roll) the
SD of
off-
market
transact
ions by
amendi
ng the
trade
and
keeping
the
same
TD.
This
feature
was
implem
ented to
provide
for
settlem
ent of
off-
market
transact
ions
where
the
central
securitie
s
deposit
ory
participa
nt
(CSDP)
missed
the
Strate
deadlin
e to
book
the
trade or
to
Information Classification: Limited Access

**Unpublished valid BIC in accordance with S.W.I.F.T. guidelines.
For Securities and Cash deadlines, please refer to the Securities
Deadline Summary Matrix and the Cash Delivery Instruction Matrix, found in the beginning of this Reference Matrices chapter.

S
T
A
T
E

S
T
R
E
E
T

|

I
N
V
E
S
T
M
E
N
T

M
A
N
A
G
E
R

G
U
I
D
E

2
0
2



REFERENCE MATRICES   |   SECURITIES AND REQUIRED INFORMATION
MATRIX

M
a
r
k
e
t
S
u
b
c
u
s
t
o
d
i
a
n
D
e
p
o
s
i
t
o
r
y
Other
Information
commit
to the
trade.
The
rolling of
settlem
ent is
limited
to a
maximu
m
settlem
ent
cycle of
T+9
(i.e.,
clients
may
extend
the
settlem
ent of
trades
to a
maximu
m of six
busines
s days
after the
original
SD).
Settlem
ent of
any
transact
ions
only
rolls if
both
parties
of the
transact
ion
have
mandat
ed their
CSDPs
to roll
their
trades.
The
subcust
odian
will
automat
ically
amend
trades
by
rolling
the SD
for off-
market
transact
ions
only
upon
confirm
ation
from
both
parties
of the
transact
ion.
For on-
market
trades,
brokers may
request the
subcustodian
s' cash
account
number and
Strate
participant
details, which
are as
follows:
Standard
Bank -
Strate
Participant
Information
BIC Code :
SBZAZAJJ
Strate
participant ID
: ZA100086
Strate
Account:
20003017
Subcustodian
Cash
Account
Number:
7112016
FirstRand
Bank Limited
- Strate
Participant
Information
BIC Code :
FIRNZAJJ
Strate
participant ID
: ZA100043
Strate
Account:
20004921
Subcustodian
Cash
Account
Number:
9021175
For on-
market bond
trading, the
client must
provide its
client code to
the broker.
This was
previously
known as the
UNEXCOR
code.

Information Classification: Limited Access

**Unpublished valid BIC in accordance with S.W.I.F.T. guidelines.
For Securities and Cash deadlines, please refer to the Securities
Deadline Summary Matrix and the Cash Delivery Instruction Matrix, found in the beginning of this Reference Matrices chapter.

S
T
A
T
E

S
T
R
E
E
T

|

I
N
V
E
S
T
M
E
N
T

M
A
N
A
G
E
R

G
U
I
D
E

2
0
3



REFERENCE MATRICES   |   SECURITIES AND REQUIRED INFORMATION
MATRIX

M
a
r
k
e
t
S
u
b
c
u
s
t
o
d
i
a
n
D
e
p
o
s
i
t
o
r
y
Other
Information
S
p
a
i
n
D
e
u
t
s
c
h
e

B
a
n
k

S
A
E

I
n
v
e
s
t
o
r

S
e
r
v
i
c
e
s

C
a
l
l
e

d
e

R
o
s
a
r
i
o

P
i
n
o

1
4
-
1
6
,

P
l
a
n
t
a

1
2
8
0
2
0

M
a
d
r
i
d
,

S
p
a
i
n
B
I
C
:

D
E
U
T
E
S
B
B
X
X
X
E
/
D
:

I
B
E
R
C
L
E
A
R
IBERCLEAR
BIC for
95P::PSET:
IBRCESMM
XXX -
settlement for
all
instruments

Required:
*	State
Street
client
assets
are
registere
d in the
name of
State
Street
Bank and
Trust
Company
..
*	Investors
must
ensure
the
correct
BIC of
their
counterp
arty is
included
within
field
95P::SEL
L/BUYR
of their
settleme
nt
instructio
ns.
*	State
Street
client
counterp
arties
must use
the State
Street
BIC:
SBOSUS
3CXXX
within
field
95P::SEL
L/BUYR
of their
settlemen
ts
instructio
ns.
*	The 35-
digit
securities
account
that
Deutsche
Bank
holds for
State
Street at
IBERCLE
AR is
IBRCDE
UTESBB
XXX0000
00005T0
EX00000
04.
However,
it is not
required
for
settleme
nt.
*	Special
Financial
Intermedi
ary
Accounts
(SIFA)
are for
broker
dealer
activity
that are
either
direct
trading
member
of any
Spanish
stock
exchang
e or Tier-
1 broker
dealers
non-
trading
members
.. Clients
trading
with a
counterp
arty that
is a SIFA
holder
should
not
include
the
OAUX
reference
in the
settleme
nt
instructio
ns and
must
quote
22F:SET
R/TRAD
for all
settleme
nt
instructio
ns. The
subcusto
dian
automati
cally
maps the
correct
qualifier
based on
State
Street
settleme
nt
instructio
ns
quoting
22F:SET
R/TRAD.
S
r
i

L
a
n
k
a
T
h
e

H
o
n
g
k
o
n
g

a
n
d

S
h
a
n
g
h
a
i

B
a
n
k
i
n
g

C
o
r
p
o
r
a
t
i
o
n

L
i
m
i
t
e
d

2
4
,

S
i
r

B
a
r
o
n

J
a
y
a
t
i
l
a
k
e

M
a
w
a
t
h
a

C
o
l
o
m
b
o

0
1
,

S
r
i

L
a
n
k
a
B
I
C
:

H
S
B
C
L
K
L
X
X
X
X
E
:

C
e
n
t
r
a
l

D
e
p
o
s
i
t
o
r
y

S
y
s
t
e
m
s

(
P
v
t
..
)

L
t
d
..

(
C
D
S
)
G
o
v
'
t
:

C
e
n
t
r
a
l

B
a
n
k

o
f

S
r
i

L
a
n
k
a

(
C
B
S
L
)
Required:
*	Docum
entatio
n must
be
provide
d prior
to
invest
ment.
R
e
p
u
b
l
i
c

o
f

S
r
p
s
k
a
U
n
i
C
r
e
d
i
t

B
a
n
k

d
..
d

Z
e
l
e
n
i
h

b
e
r
e
t
k
i

2
4
7
1

0
0
0

S
a
r
a
j
e
v
o
,

B
o
s
n
i
a
B
I
C
:

U
N
C
R
B
A
2
2
X
X
X
E
:

T
h
e

C
e
n
t
r
a
l

R
e
g
i
s
t
r
y

o
f

S
e
c
u
r
i
t
i
e
s

o
f

t
h
e

R
e
p
u
b
l
i
c

o
f

S
r
p
s
k
a

S
w
a
z
i
l
a
n
d
S
t
a
n
d
a
r
d

B
a
n
k

S
w
a
z
i
l
a
n
d

L
i
m
i
t
e
d

S
t
a
n
d
a
r
d

H
o
u
s
e
,

S
w
a
z
i

P
l
a
z
a

M
b
a
b
a
n
e
,

S
w
a
z
i
l
a
n
d

H
1
0
1
B
I
C
:

S
B
I
C
S
Z
M
X
X
X
X


S
w
e
d
e
n
S
k
a
n
d
i
n
a
v
i
s
k
a

E
n
s
k
i
l
d
a

B
a
n
k
e
n

S
e
r
g
e
l
s

T
o
r
g

2
S
E
-
1
0
6

4
0

S
t
o
c
k
h
o
l
m
,

S
w
e
d
e
n
B
I
C
:

E
S
S
E
S
E
S
S
X
X
X
E
/
D
:

E
u
r
o
c
l
e
a
r

S
w
e
d
e
n
Required:
State Street
client
counterpartie
s must use
the
subcustodian
BIC:
ESSESESSX
XX within the
field 95P::
DEAG/REAG
and the State
Street BIC:
SBOSUS3C
XXX within
the field
95P::SELL/B
UYR of their
settlement
instructions.

Information Classification: Limited Access

**Unpublished valid BIC in accordance with S.W.I.F.T. guidelines.
For Securities and Cash deadlines, please refer to the Securities
Deadline Summary Matrix and the Cash Delivery Instruction Matrix, found in the beginning of this Reference Matrices chapter.

S
T
A
T
E

S
T
R
E
E
T

|

I
N
V
E
S
T
M
E
N
T

M
A
N
A
G
E
R

G
U
I
D
E

2
0
4



REFERENCE MATRICES   |   SECURITIES AND REQUIRED INFORMATION
MATRIX

M
a
r
k
e
t
S
u
b
c
u
s
t
o
d
i
a
n
D
e
p
o
s
i
t
o
r
y
Other
Information

N
o
r
d
e
a

B
a
n
k

A
B

(
p
u
b
l
)

S
m
a
l
a
n
d
s
g
a
t
a
n

1
7
1
0
5

7
1

S
t
o
c
k
h
o
l
m

S
w
e
d
e
n
B
I
C
:

N
D
E
A
S
E
S
S
X
X
X

Required:
State Street
client
counterpartie
s must use
the
subcustodian
BIC:
NDEASESS
XXX within
the field
95P::
DEAG/REAG
and the State
Street BIC:
SBOSUS3C
XXX within
the field
95P::SELL/B
UYR of their
settlement
instructions.
S
w
i
t
z
e
r
l
a
n
d
U
B
S

S
w
i
t
z
e
r
l
a
n
d

A
G

M
a
x
-
H
o
g
g
e
r

S
t
r
a
s
s
e

8
0
-
8
2
C
H
-
8
0
4
8

Z
u
r
i
c
h
,

S
w
i
t
z
e
r
l
a
n
d
B
I
C
:

U
B
S
W
C
H
Z
H
8
0
A
T
h
e

f
o
l
l
o
w
i
n
g

c
l
i
e
n
t
s
'

a
s
s
e
t
s

s
h
o
u
l
d

b
e

d
i
r
e
c
t
e
d

t
o

U
B
S

S
w
i
t
z
e
r
l
a
n
d

A
G
:

C
l
i
e
n
t
s
'

f
u
n
d
s

e
n
r
o
l
l
e
d

i
n

S
t
a
t
e

S
t
r
e
e
t

S
e
c
u
r
i
t
i
e
s

F
i
n
a
n
c
e

L
e
n
d
i
n
g

P
r
o
g
r
a
m
,

S
w
i
s
s

r
e
s
i
d
e
n
t

c
l
i
e
n
t
s
,

s
o
m
e

W
M
S

c
l
i
e
n
t
s
,

S
p
A

c
l
i
e
n
t
s
,

a
n
d

t
h
e

m
a
j
o
r
i
t
y

o
f

c
l
i
e
n
t
s

c
o
n
t
r
a
c
t
e
d

w
i
t
h

S
t
a
t
e

S
t
r
e
e
t

B
a
n
k

S
..
A
..
,

L
u
x
e
m
b
o
u
r
g
..
E
/
D
:

S
I
X

S
I
S

L
t
d
..
U
B
S

S
w
i
t
z
e
r
l
a
n
d

A
G

P
a
r
t
i
c
i
p
a
n
t

n
u
m
b
e
r

a
t

d
e
p
o
s
i
t
o
r
y
:

C
H
1
0
0
0
2
5


C
r
e
d
i
t

S
u
i
s
s
e

(
S
w
i
t
z
e
r
l
a
n
d
)

L
t
d
..

U
e
t
l
i
b
e
r
g
s
t
r
a
s
s
e

2
3
1
8
0
7
0

Z
u
r
i
c
h
,
S
w
i
t
z
e
r
l
a
n
d
B
I
C
:

C
R
E
S
C
H
Z
Z
8
0
A
T
h
e

f
o
l
l
o
w
i
n
g

c
l
i
e
n
t
s
'

a
s
s
e
t
s

s
h
o
u
l
d

b
e

d
i
r
e
c
t
e
d

t
o

C
r
e
d
i
t

S
u
i
s
s
e

(
S
w
i
t
z
e
r
l
a
n
d
)

L
t
d
..
:
C
l
i
e
n
t
s
'

f
u
n
d
s

n
o
t

e
n
r
o
l
l
e
d

i
n

S
t
a
t
e

S
t
r
e
e
t

S
e
c
u
r
i
t
i
e
s

F
i
n
a
n
c
e

L
e
n
d
i
n
g

P
r
o
g
r
a
m
,

u
n
l
e
s
s

t
h
e
y

f
u
l
f
i
l
l

t
h
e

c
r
i
t
e
r
i
a

l
i
s
t
e
d

a
b
o
v
e

f
o
r

U
B
S

S
w
i
t
z
e
r
l
a
n
d

A
G
E
/
D
:

S
I
X

S
I
S

L
t
d
..
C
r
e
d
i
t

S
u
i
s
s
e

(
S
w
i
t
z
e
r
l
a
n
d
)

L
t
d
..

P
a
r
t
i
c
i
p
a
n
t

n
u
m
b
e
r

a
t

d
e
p
o
s
i
t
o
r
y
:

C
H
1
0
0
1
6
4


Information Classification: Limited Access

**Unpublished valid BIC in accordance with S.W.I.F.T. guidelines.
For Securities and Cash deadlines, please refer to the Securities
Deadline Summary Matrix and the Cash Delivery Instruction Matrix, found in the beginning of this Reference Matrices chapter.

S
T
A
T
E

S
T
R
E
E
T

|

I
N
V
E
S
T
M
E
N
T

M
A
N
A
G
E
R

G
U
I
D
E

2
0
5



REFERENCE MATRICES   |   SECURITIES AND REQUIRED INFORMATION
MATRIX

M
a
r
k
e
t
S
u
b
c
u
s
t
o
d
i
a
n
D
e
p
o
s
i
t
o
r
y
Other
Information
T
a
i
w
a
n
D
e
u
t
s
c
h
e

B
a
n
k

A
G

2
9
6

R
e
n
-
a
i

R
o
a
d
T
a
i
p
e
i

1
0
6

T
a
i
w
a
n

R
..
O
..
C
..
B
I
C
:

D
E
U
T
T
W
T
P
X
X
X

S
t
a
n
d
a
r
d

C
h
a
r
t
e
r
e
d

B
a
n
k

(
T
a
i
w
a
n
)

L
i
m
i
t
e
d

1
6
8

T
u
n

H
w
a

N
o
r
t
h

R
o
a
d
T
a
i
p
e
i

1
0
5
,

T
a
i
w
a
n

R
..
O
..
C
..
B
I
C
:

S
C
B
L
T
W
T
P
X
X
X
E
/
C
o
r
p
..

D
:

T
a
i
w
a
n

D
e
p
o
s
i
t
o
r
y

a
n
d

C
l
e
a
r
i
n
g

C
o
r
p
o
r
a
t
i
o
n

(
T
D
C
C
)

G
o
v
t

D
:

C
e
n
t
r
a
l

B
a
n
k

o
f

t
h
e

R
e
p
u
b
l
i
c

o
f

C
h
i
n
a

(
T
a
i
w
a
n
)
Required:
*	Docum
entatio
n must
be
provide
d prior
to
invest
ment.

If the Foreign
Institutional
Investor
(FINI) or
Foreign
Individual
Investor
(FIDI) has
signed a
broker
consent form
in
accordance
with local
market
practice, the
FINI/FIDI
should have
New
Taiwanese
dollars in its
cash
accounts
prior to
executing
trades with
brokers or
revoke the
authorization
for the
broker(s) to
check cash
availability. If
sufficient
funds are not
available in
the
FINI/FIDIs
account
when the
broker
checks cash
availability,
the broker
may not
execute the
trade.

Due to
regulatory
restrictions,
some client
accounts are
with
providers
other than
those listed
at left. Please
contact your
client service
representativ
e for more
information.
T
a
n
z
a
n
i
a
S
t
a
n
d
a
r
d

C
h
a
r
t
e
r
e
d

B
a
n
k

T
a
n
z
a
n
i
a

L
i
m
i
t
e
d

1
s
t

F
l
o
o
r

I
n
t
e
r
n
a
t
i
o
n
a
l

H
o
u
s
e
C
o
r
n
e
r

o
f

S
h
a
a
b
a
n

R
o
b
e
r
t

S
t
r
e
e
t

a
n
d

G
a
r
d
e
n

A
v
e
n
u
e

P
O

B
o
x

9
0
1
1
D
a
r

e
s

S
a
l
a
a
m
,

T
a
n
z
a
n
i
a
B
I
C
:

S
C
B
L
T
Z
T
X
X
X
X
E
/
D
:

C
e
n
t
r
a
l

D
e
p
o
s
i
t
o
r
y

S
y
s
t
e
m

(
C
D
S
)

a
s

a

d
e
p
a
r
t
m
e
n
t

o
f

t
h
e

D
a
r

e
s

S
a
l
a
a
m

S
t
o
c
k

E
x
c
h
a
n
g
e
Pre-funding
of the client's
local cash
account at
the
subcustodian
by 17:00
local time on
T-1 is
required for
all securities
purchases.
Overdrafts
are prohibited
per
regulation for
foreign
investors.
Investors
must make a
one-time
notification to
the
subcustodian
of the
broker(s) that
will trade on
their behalf
prior to
trading.

Information Classification: Limited Access

**Unpublished valid BIC in accordance with S.W.I.F.T. guidelines.
For Securities and Cash deadlines, please refer to the Securities
Deadline Summary Matrix and the Cash Delivery Instruction Matrix, found in the beginning of this Reference Matrices chapter.

S
T
A
T
E

S
T
R
E
E
T

|

I
N
V
E
S
T
M
E
N
T

M
A
N
A
G
E
R

G
U
I
D
E

2
0
6



REFERENCE MATRICES   |   SECURITIES AND REQUIRED INFORMATION
MATRIX

M
a
r
k
e
t
S
u
b
c
u
s
t
o
d
i
a
n
D
e
p
o
s
i
t
o
r
y
Other
Information
T
h
a
i
l
a
n
d
S
t
a
n
d
a
r
d

C
h
a
r
t
e
r
e
d

B
a
n
k

(
T
h
a
i
)

P
u
b
l
i
c

C
o
m
p
a
n
y

L
i
m
i
t
e
d

S
a
t
h
o
r
n

N
a
k
o
r
n

T
o
w
e
r
-
1
4
t
h

F
l
o
o
r
,

Z
o
n
e

B

9
0

N
o
r
t
h

S
a
t
h
o
r
n

R
o
a
d
S
i
l
o
m
,

B
a
n
g
k
o
k

1
0
5
0
0
,

T
h
a
i
l
a
n
d
A
t
t
n
:

C
u
s
t
o
d
i
a
l

S
e
r
v
i
c
e
s

D
e
p
a
r
t
m
e
n
t
B
I
C
:

S
C
B
L
T
H
B
X
X
X
X
E
/
D
:

T
h
a
i
l
a
n
d

S
e
c
u
r
i
t
i
e
s

D
e
p
o
s
i
t
o
r
y

C
o
..

L
t
d
..

(
T
S
D
)
Required:
*	Docum
entatio
n must
be
provide
d prior
to
invest
ment.
*	As
approp
riate, a
full
securiti
es
descrip
tion
indicati
ng
whethe
r
shares
are
local or
foreign
must
be
provide
d on all
trade
instruct
ions.
*	Bond
settlem
ent
instruct
ions
require
MT54X
instruct
ions to
include
the
counter
party's
segreg
ated
deposit
ory
accoun
t
numbe
r in
field
97A:Ac
count:
SAFE//
XXXX
XXXX
XXXX
X
*	Clients
who
would
like
their
NVDR
s to be
put into
queue
for
conver
sion to
foreign
shares
should
instruct
"conver
t to
foreign
" in
field
70E of
their
MT540
/541
settlem
ent
instruct
ions.
*	Clients/
Invest
ment
manag
ers
instruct
ing
clean
payme
nts
throug
h third
parties
to fund
securiti
es
invest
ments
must
instruct
the
sendin
g bank
to
deliver
the
Thai
baht
(THB)
directly
to
State
Street'
s
NRBS
accoun
t, No.
001000
81371.
*	Clean
payme
nt
instruct
ions of
securiti
es sale
and
income
procee
ds,
paid to
third
parties
by
clients/i
nvestm
ent
manag
ers,
must
be paid
out of
State
Street'
s
NRBS
accoun
t, No.
001000
81371.
*	Clients/
Invest
ment
Manag
ers
doing
securiti
es
related
foreign
exchan
ge
transac
tions
with
third
party
onshor
e
banks
need
to
referen
ce
State
Street'
s
NRBS
accoun
t as the
receivi
ng/payi
ng
accoun
t, to the
residen
t
instituti
on
executi
ng the
FX.
*	Clients/
Invest
ment
Manag
ers
instruct
ing
clean
payme
nts
throug
h third
parties
should
referen
ce
"NRBS
" or
"NRBA
" in
field 72
or 70.
*	NRBA
accoun
ts are
to be
utilized
only for
the
followin
g
purpos
es:
1.	direc
t
loan
s
2.	forei
gn
direc
t
inve
stme
nts
in
secu
rities
grea
ter
than
10%
3.	inve
stme
nt in
imm
ovab
le
prop
ertie
s
4.	good
s
and
servi
ces
(incl
udin
g
trad
e
servi
ces)
5.	Othe
r
*	Transf
ers
from
an
NRBA
to an
NRBS
are not
allowe
d. Any
payme
nt
attemp
ts
made
in error
to/from
State
Street'
s
NRBS
from/to
an
NRBA
at
anothe
r bank
will not
be
proces
sed by
the
local
banks.
T
o
g
o
S
t
a
n
d
a
r
d

C
h
a
r
t
e
r
e
d

B
a
n
k
C
o
t
e

d
'
I
v
o
i
r
e

2
3
,

B
l
d

d
e

l
a

R
e
p
u
b
l
i
q
u
e
1
7

B
P

1
1
4
1

A
b
i
d
j
a
n
1
7
C
o
t
e

d
'
I
v
o
i
r
e
B
I
C
:

S
C
B
L
C
I
A
B
S
S
U
E
/
D
:

D
e
p
o
s
i
t
a
i
r
e

C
e
n
t
r
a
l
e

-

B
a
n
q
u
e

d
e

R
e
g
l
e
m
e
n
t
State Street
has arranged
facilities to
service only
West African
Nations'
securities
that are listed
on the
BRVM. All
securities
and cash
transactions
processed
through the
BRVM for
State Street
clients will
clear through
our
subcustodian
bank in the
Ivory Coast.
Local
physical
certificates
are available
in the
individual
markets, but
are
negotiated,
processed,
and safekept
outside of the
services
arranged for
these
markets.
State Street
has arranged
facilities to
service only
the securities
issued in
these
markets that
are listed on
the BRVM.
Required:
Pre-funding
is required by
SD-1, 16:00
local time.
T
u
n
i
s
i
a
U
n
i
o
n

I
n
t
e
r
n
a
t
i
o
n
a
l
e

d
e

B
a
n
q
u
e
s

(
U
I
B
)
6
5

A
v
e
n
u
e

B
o
u
r
g
u
i
b
a
1
0
0
0

T
u
n
i
s
,

T
u
n
i
s
i
a

B
I
C
:

U
I
B
K
T
N
T
T
X
X
X
E
:

T
u
n
i
s
i
e

C
l
e
a
r
i
n
g
Required:
MT540,
MT541,
MT542, and
MT543
messages
sent to UIB
must include
the following
or UIB will
not accept
the
instructions:
*	Fi
el
d
9
5
P:
:
D
E
A
G
/R
E
A
G
//
BI
C
of
th
e
br
o
k
er
/o
r
BI
C
of
th
e
c
u
st
o
di
a
n
*	Fi
el
d
9
5
P:
:B
U
Y
R/
S
E
L
L/
/B
I
C
of
th
e
br
o
k
er
's
c
u
st
o
di
a
n

Information Classification: Limited Access

**Unpublished valid BIC in accordance with S.W.I.F.T. guidelines.
For Securities and Cash deadlines, please refer to the Securities
Deadline Summary Matrix and the Cash Delivery Instruction Matrix, found in the beginning of this Reference Matrices chapter.

S
T
A
T
E

S
T
R
E
E
T

|

I
N
V
E
S
T
M
E
N
T

M
A
N
A
G
E
R

G
U
I
D
E

2
0
7



REFERENCE MATRICES   |   SECURITIES AND REQUIRED INFORMATION
MATRIX

M
a
r
k
e
t
S
u
b
c
u
s
t
o
d
i
a
n
D
e
p
o
s
i
t
o
r
y
Other
Information
T
u
r
k
e
y
C
i
t
i
b
a
n
k

A
..
S
..
,

T
e
k
f
e
n

T
o
w
e
r
,
E
s
k
i

B
u
y
u
k
d
e
r
e

C
a
d
d
e
s
i

2
0
9
K
a
t

3
,
3
4
3
9
4

L
e
v
e
n
t

I
s
t
a
n
b
u
l
,

T
u
r
k
e
y
B
I
C
:

C
I
T
I
T
R
I
X
X
X
X

D
e
u
t
s
c
h
e

B
a
n
k
,

A
..
S
..

E
s
k
i

B
u
y
u
k
d
e
r
e

C
a
d
d
e
s
i
T
e
k
f
e
n

T
o
w
e
r

N
o
..

2
0
9

K
a
t
:

1
7

4
..
L
e
v
e
n
t

3
4
3
9
4
I
s
t
a
n
b
u
l
,

T
u
r
k
e
y
B
I
C
:

D
E
U
T
T
R
I
S
C
U
S
E
/
D
:

C
e
n
t
r
a
l

R
e
g
i
s
t
r
y

A
g
e
n
c
y

(
C
R
A
)
B
I
C
:

T
V
S
B
T
R
I
S
X
X
X
G
o
v
'
t

D
:

C
e
n
t
r
a
l

B
a
n
k

o
f

T
u
r
k
e
y

(
C
B
T
)
B
I
C
:

T
C
M
B
T
R
2
A
X
X
X
Required:
*	Docum
entatio
n must
be
provide
d prior
to
invest
ment.
*	Free of
Payme
nt
transac
tions
must
include
the
investo
r's
CRA
accoun
t
numbe
r at the
counter
party
on
settlem
ent
instruct
ions.
*	Clients
must
incorpo
rate
the
price at
which
they
purcha
sed or
sold
securiti
es on
any
Free of
Payme
nt
settlem
ent
instruct
ions.
All Turkish
lira (TRY)
wire transfers
sent to or
transiting via
banks within
Turkey must
include:
*	th
e
re
c
ei
vi
n
g
p
ar
ti
e
s'
fu
ll
n
a
m
e
a
n
d
titl
e
of
th
e
le
g
al
p
er
s
o
n
(s
)
or
th
e
le
g
al
e
nt
it
y
or
or
g
a
ni
z
at
io
n
s;
*	th
e
a
c
c
o
u
nt
n
u
m
b
er
or
re
fe
re
n
c
e
n
u
m
b
er
of
th
e
tr
a
n
s
a
cti
o
n;
a
n
d
*	at
le
a
st
o
n
e
of
th
e
fo
llo
wi
n
g:
a
d
dr
e
s
s,
c
u
st
o
m
er
n
u
m
b
er
,
n
at
io
n
al
I
D
n
u
m
b
er
,
p
a
s
s
p
or
t
n
u
m
b
er
,
T
a
x-
I
D
n
u
m
b
er
or
d
at
e
a
n
d
pl
a
c
e
of
bi
rt
h,
w
h
er
e
a
p
pli
c
a
bl
e.
The
aforemention
ed
information
should be
provided in
S.W.I.F.T.
field
52D of
MT202
payment
messaging
and in field
50F of
MT103
payment
messaging.
Clients must
instruct with
the below
format to
identify that a
trade is
executed on-
exchange.
94B::TRAD//
EXCH/XIST
or
94B::TRAD//
EXCH/XEQY
or
70E::SPRO///
EXCH/XIST
or
70E::SPRO///
EXCH/XEQY
U
g
a
n
d
a
S
t
a
n
d
a
r
d

C
h
a
r
t
e
r
e
d

B
a
n
k

U
g
a
n
d
a

L
i
m
i
t
e
d

5

S
p
e
k
e

R
o
a
d
P
..
O
..

B
o
x

7
1
1
1
K
a
m
p
a
l
a
,

U
g
a
n
d
a
B
I
C
:

S
C
B
L
U
G
K
A
X
X
X
E
:

S
e
c
u
r
i
t
i
e
s

C
e
n
t
r
a
l

D
e
p
o
s
i
t
o
r
y

T
-
b
i
l
l
s
:

C
e
n
t
r
a
l

B
a
n
k

o
f

U
g
a
n
d
a


Information Classification: Limited Access

**Unpublished valid BIC in accordance with S.W.I.F.T. guidelines.
For Securities and Cash deadlines, please refer to the Securities
Deadline Summary Matrix and the Cash Delivery Instruction Matrix, found in the beginning of this Reference Matrices chapter.

S
T
A
T
E

S
T
R
E
E
T

|

I
N
V
E
S
T
M
E
N
T

M
A
N
A
G
E
R

G
U
I
D
E

2
0
8



REFERENCE MATRICES   |   SECURITIES AND REQUIRED INFORMATION
MATRIX

M
a
r
k
e
t
S
u
b
c
u
s
t
o
d
i
a
n
D
e
p
o
s
i
t
o
r
y
Other
Information
U
k
r
a
i
n
e
P
J
S
C

C
i
t
i
b
a
n
k

1
6
-
g

D
i
l
o
v
a

S
t
..
K
y
i
v

0
3
1
5
0
,

U
k
r
a
i
n
e
B
I
C
:

C
I
T
I
U
A
U
K
X
X
X
E
/
D
:

N
a
t
i
o
n
a
l

D
e
p
o
s
i
t
o
r
y

o
f

U
k
r
a
i
n
e

(
N
D
U
)
[
B
I
C
:

N
A
D
U
U
A
U
K
X
X
X
]

T
-
b
i
l
l
s
:

N
a
t
i
o
n
a
l

B
a
n
k

o
f

U
k
r
a
i
n
e

(
N
B
U
)
Required:
Documentati
on must be
provided prior
to
investment.
Custodian
banks in the
Ukraine are
prohibited by
regulation
from
accepting
settlement
instructions
for trades in
which the
ownership
transfer was
concluded
without the
involvement
of a local
broker. A
Purchase
and Sale
Agreement
(PSA)
between the
transaction
parties is, in
effect, a
necessary
condition for
trade
execution
and
settlement.
When
negotiating
the terms
and
conditions of
a PSA,
clients whose
assets are
held in the
State Street
umbrella
account
should
ensure each
of their PSAs
stipulate the
following.
"The State
Street
Bank and
Trust
Company
acting as
representat
ive for and
on behalf
of [name of
the client],
hereinafter
referred to
as 'the
Buyer' or
'the Seller'
(dependent
on whether
the client is
buying or
selling
shares)
with the
registered
address:
[address of
client],
represente
d by [name
and
position of
the person
who signed
this
purchase
and sale
agreement
(for the
client)],
acting on
the basis of
[name of
the
document,
e.g.,
charter,
PoA
etc.]..."
Clients who
may utilize
an
investment
manager to
instruct
trades on
their behalf,
should
ensure that
the PSA
stipulates the
following:
"State
Street
Bank and
Trust
Company
acting as
representat
ive for and
on behalf
of [name of
the client],
hereinafter
referred to
as 'the
Buyer' or
'the Seller'
(dependent
on whether
the client is
buying or
selling
shares)
with the
registered
address:
[address of
client],
represente
d by [name
of the
client's
investment
manager],
hereinafter
referred to
as 'the
Buyer's
Investment
Manager'
or 'the
Seller's
Investment
Manager,'
represente
d by [name
and
position of
the person
who sign
this
purchase
and sale
agreement
(for the
investment
manager)],
acting on
the basis of
[name of
the
document,
e.g.,
charter,
PoA
etc.]..."
Required
Settlement
Instruction
Details:
The investor
must include
the following
details from
the PSA in
their
instructions
to State
Street for
onward
submission
to the
subcustodian
:
*	P
S
A
n
u
m
b
er
;
*	th
e
in
v
e
st
or
's
n
a
m
e
a
n
d
lo
c
al
re
gi
st
ra
ti
o
n
n
u
m
b
er
;
*	th
e
lo
c
al
br
o
k
er
's
n
a
m
e,
lic
e
n
s
e
n
u
m
b
er
,
a
n
d
re
gi
st
ra
ti
o
n
c
o
d
e;
a
n
d
*	th
e
n
o
m
in
al
v
al
u
e
of
th
e
s
e
c
ur
iti
e
s.
An investor
can include
these details
in field 70E
or an
additional
S.W.I.F.T.
MT599.

Information Classification: Limited Access

**Unpublished valid BIC in accordance with S.W.I.F.T. guidelines.
For Securities and Cash deadlines, please refer to the Securities
Deadline Summary Matrix and the Cash Delivery Instruction Matrix, found in the beginning of this Reference Matrices chapter.

S
T
A
T
E

S
T
R
E
E
T

|

I
N
V
E
S
T
M
E
N
T

M
A
N
A
G
E
R

G
U
I
D
E

2
0
9



REFERENCE MATRICES   |   SECURITIES AND REQUIRED INFORMATION
MATRIX

Market             Subcustodian   Depository      Other
Information

United Arab Emirates - Abu Dhabi Securities Exchange (ADX)

HSBC Bank
Middle East Limited Global Banking and Markets - HSBC Securities
Services Emaar Square Level 3,
Building No. 5
PO Box 502601,
Dubai, United Arab Emirates
BIC: BBMEAEADXXX

E/D: Clearing, Settlement, Depository, and Registry Department of the Abu Dhabi Securities Exchange (ADX CSD)

Required:
*	Documentation must be provided prior to investment.
*	As a result of a purchase transaction, shares are credited to the client's ADX trading account. The shares will remain in this account and be accessible to brokers until the client instructs the subcustodian via an MT599 to transfer the shares to the client's safekeeping account at the ADX.
*	Pre-Advice: The ADX requires that shares be available to the executing broker in the seller's trading account at the time of trade execution. Shares must be transferred from the CSD safekeeping account to the CSD trading account in order to sell shares registered in the ADX. Clients must pre-advise State Streetto execute the transfer on T-1 or earlier. For sale orders submitted for executionon Sunday and Monday, State Street must receive the pre-advice by the precedingFriday by 11:00 Eastern Time (ET).
*	Clients whose shares are held in their safekeeping account must send an MT599 pre-advice to the subcustodian bank prior to trading, instructing the movement of shares from the safekeeping account to the trading account, specifying the number of shares to be moved.
*	Clients are required to send an MT599 by 06:00 Eastern Time (ET) on T+1, for a real/irrevocable trade rejection.
*	The workweek for trading and settlement is Sunday through Thursday.
*	Investors executing foreign exchange through State Street Global Markets that are scheduled to settle on Sunday to cover security settlement obligations must ensure FX requests typically communicated to custody units are sent as soon as possible on trade date to ensure local currency funding is in place by Thursday local time.
*	Investors must include a valid transaction type code specifying the purpose of the payment on all AED interbank payments. Some suggested transaction type codes are listed - other codes that are not provided here may be applicable.

Cr
os
s
Bo
rde
r
Cli
ent
s:
P
a
y
m
e
n
t

D
e
s
c
r
i
p
t
i
o
n
M
e
s
s
a
g
e

T
y
p
e
T
r
a
n
s

T
y
p
e

C
o
d
e
C
u
s
t
o
m
e
r

c
r
e
d
i
t

t
r
a
n
s
f
e
r
M
T
1
0
3
C
B
P
C
u
s
t
o
m
e
r

c
r
e
d
i
t

t
r
a
n
s
f
e
r
M
T
2
0
2
/
R
T
G
S
/
C
B
P
G
e
n

f
i
n
a
n
c
i
a
l

t
r
a
n
s
f
e
r

(
n
o
n
-

c
o
v
e
r
)
M
T
2
0
2
/
R
T
G
S
/
1
0
1
/
A
E
D
/
G
e
n

f
i
n
a
n
c
i
a
l

t
r
a
n
s
f
e
r

(
c
o
v
e
r
)
M
T
2
0
2
/
R
T
G
S
/
2
0
0
/
A
E
D
/
Lo
cal
Cli
ent
s
P
a
y
m
e
n
t

D
e
s
c
r
i
p
t
i
o
n
M
e
s
s
a
g
e

T
y
p
e
T
r
a
n
s

T
y
p
e

C
o
d
e
C
u
s
t
o
m
e
r

c
r
e
d
i
t

t
r
a
n
s
f
e
r
M
T
1
0
3
R
E
M
C
o
v
e
r

f
i
n
a
n
c
i
a
l

t
r
a
n
s
f
e
r
M
T
2
0
2
/
R
T
G
S
/
1
0
0
/
*	Clients
must
provide an
MT599
pre-advice
notificatio
n for buy
trades
executed
via the
'block
trade' on
the Abu
Dhabi
Securities
Exchange
(ADX) to
Sate
Street by
T-3, 11:00
E.S.T.

Information Classification: Limited Access

**Unpublished valid BIC in accordance with S.W.I.F.T. guidelines.
For Securities and Cash deadlines, please refer to the Securities
Deadline Summary Matrix and the Cash Delivery Instruction Matrix, found in the beginning of this Reference Matrices chapter.

S
T
A
T
E

S
T
R
E
E
T

|

I
N
V
E
S
T
M
E
N
T

M
A
N
A
G
E
R

G
U
I
D
E

2
1
0



REFERENCE MATRICES   |   SECURITIES AND REQUIRED INFORMATION
MATRIX

Market             Subcustodian   Depository            Other
Information

United Arab Emirates - DFM

HSBC Bank Middle East Limited
Global Banking and Markets - HSBC Securities Services Emaar Square Level 3, Building No. 5
PO Box 502601,
Dubai, United Arab Emirates
BIC: BBMEAEADXXX

E/D: Clearing, Settlement and Depository Division (CSD), a department of the Dubai Financial Market (DFM)

Required:
*	Documentation must be provided prior to investment.
*	As a result of a purchase transaction, shares are credited to the client's CSD trading account. The shares will remain in this account and be accessible to brokers until the client instructs the subcustodian via an MT599 to transfer the shares to the client's safekeeping account at the CSD.
*	Pre-Advice: The DFM requires that shares be available to the executing broker in the seller's trading account at the time of trade execution. Shares must be transferred from the CSD safekeeping account to the CSD trading account in order to sell shares registered in the DFM. Clients must pre-advise State Street to execute the transfer on T-1 or earlier. For sale orders submitted for execution on Sunday and Monday, State Street must receive the pre-advice by the preceding Friday by 11:00 Eastern Time (ET).
*	Clients are required to send an MT599 by 06:00 (ET) on T+1, for a real/irrevocable trade rejection.
*	The workweek for trading and settlement is Sunday through Thursday.
*	Investors executing foreign exchange through State Street Global
Markets that are scheduled to settle on Sunday to cover security settlement obligations must ensure FX requests typically communicated to custody units are sent as soon as possible on trade date to ensure local currency funding is in place by Thursday local time.
*	Investors must include a valid transaction type code specifying the purpose of the payment on all AED interbank payments. Some suggested transaction type codes are listed - other codes that are not provided here may be applicable.

Cr
os
s
Bo
rde
r
Cli
ent
s:
P
a
y
m
e
n
t

D
e
s
c
r
i
p
t
i
o
n
M
e
s
s
a
g
e

T
y
p
e
T
r
a
n
s

T
y
p
e

C
o
d
e
C
u
s
t
o
m
e
r

c
r
e
d
i
t

t
r
a
n
s
f
e
r
M
T
1
0
3
C
B
P
C
u
s
t
o
m
e
r

c
r
e
d
i
t

t
r
a
n
s
f
e
r
M
T
2
0
2
/
R
T
G
S
/
C
B
P
G
e
n

f
i
n
a
n
c
i
a
l

t
r
a
n
s
f
e
r

(
n
o
n
-

c
o
v
e
r
)
M
T
2
0
2
/
R
T
G
S
/
1
0
1
/
A
E
D
/
G
e
n

f
i
n
a
n
c
i
a
l

t
r
a
n
s
f
e
r

(
c
o
v
e
r
)
M
T
2
0
2
/
R
T
G
S
/
2
0
0
/
A
E
D
/
Lo
cal
Cli
ent
s
P
a
y
m
e
n
t

D
e
s
c
r
i
p
t
i
o
n
M
e
s
s
a
g
e

T
y
p
e
T
r
a
n
s

T
y
p
e

C
o
d
e
C
u
s
t
o
m
e
r

c
r
e
d
i
t

t
r
a
n
s
f
e
r
M
T
1
0
3
R
E
M
C
o
v
e
r

f
i
n
a
n
c
i
a
l

t
r
a
n
s
f
e
r
M
T
2
0
2
/
R
T
G
S
/
1
0
0
/
*	Clients
must
provide an
MT599
pre-advice
notificatio
n for buy
trades
executed
via the
'direct
deal' on
the Dubai
Financial
Market
(DFM) to
State
Street by
T-3, 11:00
E.S.T.

Information Classification: Limited Access

**Unpublished valid BIC in accordance with S.W.I.F.T. guidelines.
For Securities and Cash deadlines, please refer to the Securities
Deadline Summary Matrix and the Cash Delivery Instruction Matrix, found in the beginning of this Reference Matrices chapter.

S
T
A
T
E

S
T
R
E
E
T

|

I
N
V
E
S
T
M
E
N
T

M
A
N
A
G
E
R

G
U
I
D
E

2
1
1



REFERENCE MATRICES   |   SECURITIES AND REQUIRED INFORMATION
MATRIX

Market             Subcustodian    Depository                Other
Information

United Arab Emirates - Dubai International Financial Center (DIFC)

HSBC Bank Middle East Limited
Global Banking and Markets - HSBC Securities Services Emaar Square Level 3, Building No. 5
PO Box 502601,
Dubai, United Arab Emirates
BIC: BBMEAEADXXX

E: Clearing, Settlement and Depository Division (CSD), a department of the Dubai Financial Market (DFM) for all listed equities.

Central Securities Depository (CSD), owned and operated by NASDAQ Dubai Limited, for all other securities.

Required:
*	Documentation must be provided prior to investment in listed equities.
*	Investors executing foreign exchange through State Street Global Markets that are scheduled to settle on Sunday to cover security settlement obligations must ensure FX requests typically communicated to custody units are sent as soon as possible on trade date to ensure local currency funding is in place by Thursday local time.
*	Investors executing foreign exchanges through the subcustodian scheduled to settle on Sunday to cover settlement obligations must ensure funding of the offsetting currency occurs on Friday.
*	Clients are required to send an MT599 by 06:00 Eastern Time (ET) on T+1, for a real/irrevocable trade rejection.For all non-equities settlements, the quotation of a counterparty's depository account number, also known as a target account number, is required as part of the settlement matching criteria in the DIFC. All delivery settlement instructions must quote the counterparty's depository account number.HSBC Bank Middle East Limited, Dubai, State Street's local subcustodian bank's target Account number is 10023. Clients should provide this information to their counterparties to ensure timely settlement in the market. If the client is a S.W.I.F.T. user, the account number information should be quoted in the following fields: S.W.I.F.T. ISO 15022 (MT54X) message:
Field tag 97A: SAFE within the BUYR/SELL party block.
Investors must include a valid transaction type code specifying the purpose of the payment on all AED interbank payments. Some suggested transaction type codes are listed - other codes that are not provided here may be applicable.

Cr
os
s
Bo
rd
er
Cli
en
ts:
P
a
y
m
e
n
t

D
e
s
c
r
i
p
t
i
o
n
M
e
s
s
a
g
e

T
y
p
e
T
r
a
n
s

T
y
p
e

C
o
d
e
C
u
s
t
o
m
e
r

c
r
e
d
i
t

t
r
a
n
s
f
e
r
M
T
1
0
3
C
B
P
C
u
s
t
o
m
e
r

c
r
e
d
i
t

t
r
a
n
s
f
e
r
M
T
2
0
2
/
R
T
G
S
/
C
B
P
G
e
n

f
i
n
a
n
c
i
a
l

t
r
a
n
s
f
e
r

(
n
o
n
-
c
o
v
e
r
)
M
T
2
0
2
/
R
T
G
S
/
1
0
1
/
A
E
D
/
G
e
n

f
i
n
a
n
c
i
a
l

t
r
a
n
s
f
e
r

(
c
o
v
e
r
)
M
T
2
0
2
/
R
T
G
S
/
2
0
0
/
A
E
D
/
Lo
cal
Cli
en
ts
P
a
y
m
e
n
t

D
e
s
c
r
i
p
t
i
o
n
M
e
s
s
a
g
e

T
y
p
e
T
r
a
n
s

T
y
p
e

C
o
d
e
C
u
s
t
o
m
e
r

c
r
e
d
i
t

t
r
a
n
s
f
e
r
M
T
1
0
3
R
E
M
C
o
v
e
r

f
i
n
a
n
c
i
a
l

t
r
a
n
s
f
e
r
M
T
2
0
2
/
R
T
G
S
/
1
0
0
/

Information Classification: Limited Access

**Unpublished valid BIC in accordance with S.W.I.F.T. guidelines.
For Securities and Cash deadlines, please refer to the Securities
Deadline Summary Matrix and the Cash Delivery Instruction Matrix, found in the beginning of this Reference Matrices chapter.

S
T
A
T
E

S
T
R
E
E
T

|

I
N
V
E
S
T
M
E
N
T

M
A
N
A
G
E
R

G
U
I
D
E

2
1
2



REFERENCE MATRICES   |   SECURITIES AND REQUIRED INFORMATION
MATRIX

M
a
r
k
e
t
S
u
b
c
u
s
t
o
d
i
a
n
D
e
p
o
s
i
t
o
r
y
Other
Information
U
n
i
t
e
d

K
i
n
g
d
o
m
S
t
a
t
e

S
t
r
e
e
t

B
a
n
k

a
n
d

T
r
u
s
t

C
o
m
p
a
n
y
5
2
5

F
e
r
r
y

R
d
..

E
d
i
n
b
u
r
g
h
,

S
c
o
t
l
a
n
d
,

E
H
5

2
A
W
B
I
C
:

S
S
L
L
G
B
2
X
G
B
L
E
/
D
:

C
R
E
S
T
P
a
r
t
i
c
i
p
a
n
t

#

A
A
0
1
1
S
T
:

S
t
a
t
e

S
t
r
e
e
t

B
a
n
k

a
n
d

T
r
u
s
t

C
o
m
p
a
n
y
C
D
s
-
U
S
D
:
D
e
u
t
s
c
h
e

B
a
n
k

A
G

1
5

A
u
s
t
i
n

F
r
i
a
r
s

L
o
n
d
o
n

E
C
2
N

2
H
E
C
D
s
-
G
B
P

a
n
d

E
U
R
:

h
e
l
d

i
n

C
R
E
S
T

a
c
c
o
u
n
t

#

A
A
0
1
1
..
A

v
a
l
i
d

I
S
I
N

a
n
d

p
a
r
t
i
c
i
p
a
n
t
#

m
u
s
t

b
e

i
n
c
l
u
d
e
d

a
t

t
h
e

t
i
m
e

o
f

i
n
s
t
r
u
c
t
i
o
n
..
Required:
All BUY
instructions
for trades
which are to
settle with an
off-exchange
CREST
participant
(e.g. trades
settling with a
custodian as
the
counterparty)
must also
include the
appropriate
S.W.I.F.T.
code in
22F::STAM/C
RST and the
share price in
90B: DEAL/
ACTU. The
most
common
codes are
listed below;
however, the
S.W.I.F.T.
U.K. Market
Practice user
guide
indicates
many others
and clients
should
choose the
most
appropriate
code.
Code
Descriptio
n words
GBOX
N
o
c
h
a
n
g
e
in
b
e
n
ef
ici
al
o
w
n
er
(
N
C
B
O
)
a
s
s
u
c
h
th
er
e
is
n
o
st
a
m
p
d
ut
y
lia
bil
ity
..
T
hi
s
d
e
cl
ar
at
io
n
c
a
n
o
nl
y
b
e
u
s
e
d
o
n
fr
e
e
of
p
a
y
m
e
nt
tr
a
d
e
s.
GBPX
St
a
m
p
d
ut
y
h
a
s
n
ot
b
e
e
n
p
ai
d
a
n
d
is
n
ot
in
cl
u
d
e
d
in
th
e
n
et
a
m
o
u
nt
..
St
a
m
p
d
ut
y
wi
ll
th
er
ef
or
e
b
e
c
h
ar
g
e
d
at
0.
5
%
a
d
v
al
or
e
m
..
GBSX
No SDRT
liability,
transfer to
exempt
charity
GBTX
N
o
st
a
m
p
d
ut
y
lia
bil
it
y
a
s
st
a
m
p
d
ut
y
fo
r
th
e
tr
a
d
e
h
a
s
al
re
a
d
y
b
e
e
n
a
c
c
o
u
nt
e
d
fo
r.
Ei
th
er
b
y
b
ei
n
g
in
cl
u
d
e
d
in
th
e
n
et
a
m
o
u
nt
of
th
e
tr
a
d
e
a
n
d
p
ai
d
b
y
th
e
br
o
k
er
or
h
a
s
b
e
e
n
p
ai
d
o
n
a
n
ot
h
er
cr
e
st
tr
a
n
s
a
cti
o
n.
GB5X
N
o
st
a
m
p
d
ut
y
lia
bil
ity
,
le
tt
er
of
di
re
cti
o
n
e
x
e
c
ut
e
d
(i
n
cl
u
di
n
g
p
e
n
si
o
n
s
c
h
e
m
e
m
er
g
er
s,
p
ur
c
h
a
s
e
of
lif
e
in
s
ur
a
n
c
e
p
oli
ci
e
s,
a
n
d
tr
a
n
sf
er
s
a
s
s
e
c
ur
it
y
fo
r
lo
a
n
s)
GBRX
1.5% ad
valorem
SDRT
GBWX
No stamp
duty
liability,
new issue
- initial
public
offering
IEYX
Irish
exempt, no
change in
beneficial
ownership
IEQX
Irish
exempt,
other
reason
than
NCBO
IE1X
Irish 1% ad
valorem
State Street
requires an
instruction
from our
client or their
authorized
representativ
e to convert
CREST
depositary
interests
(CDIs) to the
issuing
country of the
underlying
security.
When
corporate
actions
involve CDIs,
State Street
will provide
clear
guidance on
options and
entitlements
in the
notification.
Crest fines
are
calculated on
trades
matched
after T+1
(20:00) local
time. State
Street does
not, in the
usual course
of business,
pass these
fines to
clients on a
direct or out-
of-pocket
basis.
Collective
Investment
Vehicles
(CIVs) -
Account
Opening
Mandatory
Documentati
on
Requirement
s
In order for
State Street
to open a
collective
investment
account with
a transfer
agent (TA),
we require an
instruction
form (i.e.,
Signing
Authority
form) signed
by the
investment
manager
along with
the
necessary
TA- specific
account
opening
documentatio
n. These are
mandatory
requirements
.. The Signing
Authority
covers the
specific
information
required in a
consistent
format,
reducing
potential
delays in the
account
opening
process.
Your State
Street
representativ
e can supply
a current
version of the
form.

Information Classification: Limited Access

**Unpublished valid BIC in accordance with S.W.I.F.T. guidelines.
For Securities and Cash deadlines, please refer to the Securities
Deadline Summary Matrix and the Cash Delivery Instruction Matrix, found in the beginning of this Reference Matrices chapter.

S
T
A
T
E

S
T
R
E
E
T

|

I
N
V
E
S
T
M
E
N
T

M
A
N
A
G
E
R

G
U
I
D
E

2
1
3



REFERENCE MATRICES   |   SECURITIES AND REQUIRED INFORMATION
MATRIX

M
a
r
k
e
t
S
u
b
c
u
s
t
o
d
i
a
n
D
e
p
o
s
i
t
o
r
y
Other
Information
U
n
i
t
e
d

S
t
a
t
e
s
A
g
e
n
t
:
A
l
l

p
h
y
s
i
c
a
l

t
r
a
n
s
a
c
t
i
o
n
s
:
D
T
C
C
N
e
w
p
o
r
t

O
f
f
i
c
e

C
e
n
t
e
r

5
7
0

W
a
s
h
i
n
g
t
o
n

B
l
v
d

J
e
r
s
e
y

C
i
t
y
,

N
J

0
7
3
1
0
A
t
t
n
:

5
t
h

f
l
o
o
r
/
N
Y

W
i
n
d
o
w
/
R
o
b
e
r
t

M
e
n
d
e
z
F
B
O
:

S
t
a
t
e

S
t
r
e
e
t

B
a
n
k

&

T
r
u
s
t

f
o
r

a
c
c
o
u
n
t

X
X
X
X

(
S
S
B

F
u
n
d

N
u
m
b
e
r
)
D
T
C
-
P
a
r
t
i
c
i
p
a
n
t
#

9
9
7
/
X
X
X
X
I
n
s
t
i
t
u
t
i
o
n
a
l

C
l
i
e
n
t
s
F
o
r

N
o
r
t
h

A
m
e
r
i
c
a
n

c
l
i
e
n
t
s

-

A
g
e
n
t

B
a
n
k

#
2
6
0
2
2
F
o
r

A
u
s
t
r
a
l
i
a
n
,

L
o
n
d
o
n

&

M
u
n
i
c
h

c
l
i
e
n
t
s

-
A
g
e
n
t

B
a
n
k

#
2
9
7
9
6
F
o
r

l
e
g
a
c
y

I
n
t
e
s
a

S
a
n
p
a
o
l
o
,

M
i
l
a
n

c
l
i
e
n
t
s

-
A
g
e
n
t

B
a
n
k

#
2
0
9
9
7
A
l
l

f
r
e
e

t
r
a
n
s
a
c
t
i
o
n
s
,

e
x
c
l
u
d
i
n
g

s
t
o
c
k

l
o
a
n

r
e
l
a
t
e
d

a
c
t
i
v
i
t
y
,

m
u
s
t

i
n
c
l
u
d
e

b
o
t
h

t
h
e

d
e
l
i
v
e
r
i
n
g

a
n
d

r
e
c
e
i
v
i
n
g

p
a
r
t
i
c
i
p
a
n
t
s
'

i
n
t
e
r
n
a
l

c
l
i
e
n
t

a
c
c
o
u
n
t

n
u
m
b
e
r
s

o
n

d
e
l
i
v
e
r

o
r
d
e
r
s

s
u
b
m
i
t
t
e
d

t
h
r
o
u
g
h

D
T
C
..
M
u
t
u
a
l

F
u
n
d

C
l
i
e
n
t
s
F
o
r

N
o
r
t
h

A
m
e
r
i
c
a
n

c
l
i
e
n
t
s

-

A
g
e
n
t

B
a
n
k

#
2
0
9
9
7
F
e
d
w
i
r
e

S
e
c
u
r
i
t
i
e
s

S
e
r
v
i
c
e

(
F
E
D
)

-

B
o
s
t
o
n

F
e
d
e
r
a
l

R
e
s
e
r
v
e

B
a
n
k

A
B
A
#

0
1
1
0
0
0
0
2
8
S
T
A
T
E

S
T

B
O
S
/
S
P
E
C
/
X
X
X
X

U
r
u
g
u
a
y
B
a
n
c
o

I
t
a
u

U
r
u
g
u
a
y

S
..
A
..
Z
a
b
a
l
a

1
4
6
3
1
1
0
0
0

M
o
n
t
e
v
i
d
e
o
,

U
r
u
g
u
a
y
A
t
t
n
:

O
f
i
c
i
n
a

d
e

T
i
t
u
l
o
s

B
I
C
:

I
T
A
U
U
Y
M
M
X
X
X
E
:

N
o
n
e
D
:

B
a
n
c
o

C
e
n
t
r
a
l

d
e
l

U
r
u
g
u
a
y
,

f
o
r

d
e
m
a
t
e
r
i
a
l
i
z
e
d

g
o
v
e
r
n
m
e
n
t

s
e
c
u
r
i
t
i
e
s
E:
Subcustodian
will not
accept
delivery of
equities, as
they are in
bearer form
and there is
no way to
validate their
authenticity
at the issuer.
V
e
n
e
z
u
e
l
a
C
i
t
i
b
a
n
k

N
..
A
..

C
e
n
t
r
o

C
o
m
e
r
c
i
a
l

E
l

R
e
c
r
e
o
T
o
r
r
e

N
o
r
t
e
,

P
i
s
o

1
9

A
v
e
n
i
d
a

C
a
s
a
n
o
v
a

C
a
r
a
c
a
s
,

V
e
n
e
z
u
e
l
a

1
0
5
0
B
I
C
:

C
I
T
I
U
S
3
3
V
E
C
*
*
D
:

B
a
n
c
o

C
e
n
t
r
a
l

d
e

V
e
n
e
z
u
e
l
a

(
B
C
V
)

-

f
o
r

d
e
m
a
t
e
r
i
a
l
i
z
e
d

g
o
v
'
t
..

d
e
b
t
E
/
D
:

C
a
j
a

V
e
n
e
z
o
l
a
n
a

d
e

V
a
l
o
r
e
s

(
C
V
V
)
Required:
*	Docum
entatio
n must
be
provide
d prior
to
invest
ment.
*	All
trades
execut
ed on
the
stock
exchan
ge will
settle
and
unless
otherwi
se
instruct
ed will
be
safeke
pt at
CVV.
*	To
move
securiti
es to
the
transfe
r
agent,
Field
70 of
the
securit
y
purcha
se
instruct
ions
must
include
:
"move
to
transfe
r
agent."
*	To
move
securiti
es to
the
deposit
ory,
Field
70 of
the
securit
y sale
instruct
ions
must
include
:
"move
to
deposit
ory."
*	Local
Tax
Code
(RIF)
require
d for
trading
and
neede
d for
repatria
tion
purpos
es. RIF
must
be
renewe
d every
three
years.
Mandat
ory
annual
tax
filing
regardl
ess of
activity.
*	All
securiti
es
transac
tions
requirin
g the
movem
ent of
cash
require
pre-
funding
.. To
purcha
se
local
currenc
y,
investo
rs must
wire
USD to
Citiban
k
Venez
uela's
New
York
Cash
Accou
nt by
SD-3,
15:00
local
Caraca
s time.

Information Classification: Limited Access

**Unpublished valid BIC in accordance with S.W.I.F.T. guidelines.
For Securities and Cash deadlines, please refer to the Securities
Deadline Summary Matrix and the Cash Delivery Instruction Matrix, found in the beginning of this Reference Matrices chapter.

S
T
A
T
E

S
T
R
E
E
T

|

I
N
V
E
S
T
M
E
N
T

M
A
N
A
G
E
R

G
U
I
D
E

2
1
4



REFERENCE MATRICES   |   SECURITIES AND REQUIRED INFORMATION
MATRIX

M
a
r
k
e
t
S
u
b
c
u
s
t
o
d
i
a
n
D
e
p
o
s
i
t
o
r
y
Other
Information
V
i
e
t
n
a
m
H
o
n
g
k
o
n
g

&

S
h
a
n
g
h
a
i

B
a
n
k
i
n
g

C
o
r
p
..

L
t
d
..

C
e
n
t
r
e

P
o
i
n
t
1
0
6

N
g
u
y
e
n

V
a
n

T
r
o
i

S
t
r
e
e
t
,

P
h
u

N
h
u
a
n

D
i
s
t
r
i
c
t
H
o

C
h
i

M
i
n
h

C
i
t
y
,

V
i
e
t
n
a
m
B
I
C
:

H
S
B
C
V
N
V
X
X
X
X
E
/
D
:

V
i
e
t
n
a
m

S
e
c
u
r
i
t
i
e
s

D
e
p
o
s
i
t
o
r
y

(
V
S
D
)
Required:
*	Docum
entatio
n must
be
provide
d prior
to
invest
ment.
*	Foreig
n
investo
rs must
have
Vietna
mese
dong
(VND)
or
equival
ent
foreign
currenc
y in
their
cash
accoun
ts prior
to
executi
ng
trades
with
brokers
..
*	State
Street
has
standin
g
instruct
ions in
place
with
our
local
subcus
todian
authori
zing it
to debit
clients'
VND
cash
accoun
ts to
pay
0.1%
income
tax
from
sale
procee
ds on
listed
and
unliste
d
securiti
es.
*	Broker
s are
require
d to
verify
the
availabi
lity of
funds
and
securiti
es on
the
mornin
g of TD
prior to
trade
executi
on.
Theref
ore,
funds
must
be
availabl
e or a
foreign
exchan
ge
(FX)
must
be
execut
ed in
the
market
on T-1
to be
availabl
e for
broker
verifica
tion on
the
mornin
g of
TD.
Foreig
n
investo
rs are
only
able to
execut
e
foreign
exchan
ge
transac
tions
for
same-
day
value,
tomorr
ow
value,
or spot
value.
Z
a
m
b
i
a
S
t
a
n
d
a
r
d

C
h
a
r
t
e
r
e
d

B
a
n
k

Z
a
m
b
i
a

P
l
c

S
t
a
n
d
a
r
d

C
h
a
r
t
e
r
e
d

H
o
u
s
e
,

C
a
i
r
o

R
o
a
d
P
..
O
..

B
o
x

3
2
2
3
8
1
0
1
0
1
,

L
u
s
a
k
a
,

Z
a
m
b
i
a
B
I
C
:

S
C
B
L
Z
M
L
X
X
X
X
E
/
D
:

L
u
s
a
k
a

S
t
o
c
k

E
x
c
h
a
n
g
e

C
e
n
t
r
a
l

S
h
a
r
e
s

D
e
p
o
s
i
t
o
r
y

L
i
m
i
t
e
d
S
T
:

B
a
n
k

o
f

Z
a
m
b
i
a
Required:
*	If an
investo
r uses
a third
party to
execut
e an
FX to
fund a
securiti
es
purcha
se,
cash
pre-
funding
is a
require
ment.
The
subcus
todian
must
receive
funds
by
16:00
(local
time)
on SD-
1 of
the
securiti
es
trade.
*	For T-
Bills &
T-
Bonds
the
original
primar
y
market
bid
price is
to be
include
d in
field
90B of
the
trade
instruct
ion for
trades
dealt
on the
second
ary
market
..
Z
i
m
b
a
b
w
e
S
t
a
n
b
i
c

B
a
n
k

Z
i
m
b
a
b
w
e

L
i
m
i
t
e
d

3
r
d

F
l
o
o
r
S
t
a
n
b
i
c

C
e
n
t
r
e
5
9

S
a
m
o
r
a

M
a
c
h
e
l

A
v
e
n
u
e
H
a
r
a
r
e
,

Z
i
m
b
a
b
w
e
B
I
C
:

S
B
I
C
Z
W
H
X
X
X
X
E
:

C
h
e
n
g
e
t
e
d
z
a
i

D
e
p
o
s
i
t
o
r
y

C
o
m
p
a
n
y

L
i
m
i
t
e
d

G
o
v
t
..

D
:

R
e
s
e
r
v
e

B
a
n
k

o
f

Z
i
m
b
a
b
w
e
Required:
*	USD is
the
settlem
ent
currenc
y for all
trades.
*	Pre-
funding
is
require
d by
SD-2.
*	Fundin
g must
be
wired
using
MT202
or
MT103
..
*	If an
MT202
is
used,
an
MT599
is also
require
d on
SD-2
to
advise
that
USD
will be
wired.
*	If funds
are
wired
via
MT103
, there
is no
require
ment
for an
MT599
..
*	Client
cash
accou
nt
numbe
r at the
subcu
stodia
n and
four
digit
fund id
must
be
quoted
on the
payme
nt
details,
to
enable
funds
to be
applie
d.

Information Classification: Limited Access

**Unpublished valid BIC in accordance with S.W.I.F.T. guidelines.
For Securities and Cash deadlines, please refer to the Securities
Deadline Summary Matrix and the Cash Delivery Instruction Matrix, found in the beginning of this Reference Matrices chapter.

S
T
A
T
E

S
T
R
E
E
T

|

I
N
V
E
S
T
M
E
N
T

M
A
N
A
G
E
R

G
U
I
D
E

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